UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

1111 Polaris Parkway

Columbus, Ohio 43271-0211

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 through June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Balanced Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	23

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Balanced Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“As market liquidity shrank, investors shunned riskier assets in favor of the perceived safety of U.S. Treasury securities and other high-quality bonds.”

Stocks falter as investors shun risk

Investors faced significant challenges during the six months, as negative news impacted the financial markets. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets, which stifled stock market performance and resulted in a widespread market correction.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment.

Preference for quality pushes Treasury yields lower

As market liquidity shrank, investors shunned riskier assets in favor of the perceived safety of U.S. Treasury securities and other high-quality bonds. As investors flocked to Treasuries — particularly during the first quarter of 2008 — yields plummeted. The two-year Treasury yield, for example, declined to a six-month low of 1.35% on March 17, 2008.

But, during the second quarter of 2008, Treasury yields headed upward on renewed concerns about inflation and fears that the Federal Reserve (Fed) might raise rates to help contain price increases. The two-year Treasury yield ended the period at 2.63%, higher than the March low, but still 42 basis points (bps) lower than its yield at the end of December 2007. The yield on the benchmark 10-year Treasury fell from 4.04% on December 31, 2007, to 3.34% in mid-March, before ending the six months at 3.99%.

Bonds outpace stocks

Bonds significantly outperformed stocks, with the Lehman Brothers U.S. Aggregate Index returning 1.13%. Treasuries were the fixed income market’s leading sector, as measured by the Lehman Brothers U.S. Treasury Index return of 2.23%. At the opposite end of the quality spectrum, high-yield bonds retreated, returning –1.31%, as measured by the Lehman Brothers U.S. Corporate High Yield Index. Stock returns turned sharply negative for the six-month period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes).

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 bps in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Balanced Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$57,993,792
Primary Benchmarks	S&P 500 Index, Lehman Brothers U.S. Aggregate Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Balanced Portfolio, which seeks to provide total return while preserving capital,* returned –7.39%** (Class 1 Shares) for the six months ended June 30, 2008. Because the Portfolio invests in both equity and fixed income securities, the Portfolio’s performance is compared to both broad-based equity and fixed income benchmarks. The Portfolio’s equity benchmark, the S&P 500 Index, returned –11.91%, while the Portfolio’s fixed income benchmark, the Lehman Brothers U.S. Aggregate Index, returned 1.13%. The Portfolio’s customized benchmark returned –6.71%. The customized benchmark is a blend of equity and fixed income benchmarks that is similar to the Portfolio’s allocation, consisting of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio underperformed its custom benchmark, it outperformed its equity benchmark, the S&P 500 Index, for the period. The Portfolio underperformed its fixed income benchmark for the period.

Stock selection in the semiconductor and auto/transportation sectors drove performance in the equity portfolio. At the individual stock level, overweights in Xilinx, a manufacturer of programmable logic solutions; Celgene Corp., a biopharmaceutical company; and Norfolk Southern Corp., a rail transportation company, contributed to performance.

On the negative side, stock selection in the capital markets and pharmaceutical industries detracted. At the individual stock level, overweights in Lehman Brothers Holdings, a financial services company; Rohm and Haas Co., a chemicals company; and Schering-Plough Corp., a pharmaceuticals company, hurt returns.

On the fixed income side, the Portfolio benefited from an underweight in the corporate sector (particularly financial and industrial names), which underperformed the benchmark during the period. An overweight in the mortgage sector also helped, as our mortgage holdings outperformed those in the fixed income benchmark. Overall, the Portfolio’s high-quality bias contributed to performance, as investors became more risk-averse in light of continued inflation fears, further weakening in the housing market and slower consumer spending.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio invested in a combination of equity, fixed income and money market instruments. During the six-month period, we reduced its allocation to emerging markets stock from a modest overweight to an underweight. This change reflects our belief that rising inflation in the emerging markets may result in instability that could prompt central banks to tighten monetary policy and, ultimately, curb growth. Furthermore, we believe that the emerging markets are likely to be an additional source of volatility, as the inflationary environment intensifies due to rising commodity prices and upside wage pressures in emerging market economies. The Portfolio ended the period with an underweight in equities compared to fixed income based on our model allocation. The Portfolio’s allocation to equity and fixed income securities during the six months ended June 30, 2008, averaged approximately 65% and 35%, respectively.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	JPMorgan International Opportunities Fund, Institutional Class	6.2%
2.	JPMorgan Small Cap Equity Fund, Select Class	4.1
3.	JPMorgan International Equity Fund, Select Class	4.0
4.	Exxon Mobil Corp.	2.0
5.	Chevron Corp.	1.3
6.	Microsoft Corp.	1.3
7.	Verizon Communications, Inc.	1.2
8.	Procter & Gamble Co.	1.1
9.	Abbott Laboratories	1.0
10.	General Electric Co.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Collateralized Mortgage Obligations	19.0%
Investment Companies	14.8
Financials	9.9
Information Technology	8.2
Energy	8.1
Health Care	6.0
Industrials	5.7
Consumer Staples	5.7
Consumer Discretionary	4.8
U.S. Treasury Obligations	4.5
Utilities	2.8
Telecommunication Services	2.4
Materials	2.3
Mortgage Pass-Through Securities	2.1
Others (each less than 1.0%)	1.3
Short-Term Investment	2.4

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
BALANCED PORTFOLIO	8/01/94	(7.39)%	(7.05)%	4.97%	3.35%

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Balanced Portfolio, S&P 500 Index, Lehman Brothers U.S. Aggregate Index, Portfolio Benchmark and the Lipper Variable Underlying Funds Balanced Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index, Lehman Brothers U.S. Aggregate Index and the Portfolio Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Portfolio Benchmark is a composite benchmark of unmanaged indices that is similar to the Portfolio’s allocation and consists of the S&P 500 Index (60%) and Lehman Brothers U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Balanced Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.0%
	Common Stocks — 50.3%
	Aerospace & Defense — 1.7%
3,500	Boeing Co.	230,020
2,758	Goodrich Corp.	130,895
2,790	Northrop Grumman Corp.	186,651
7,411	United Technologies Corp.	457,259
		1,004,825
	Air Freight & Logistics — 0.1%
50	FedEx Corp.	3,939
600	United Parcel Service, Inc., Class B	36,882
		40,821
	Auto Components — 0.3%
6,786	Johnson Controls, Inc.	194,622
	Beverages — 1.0%
10,473	Coca-Cola Co. (The)	544,387
1,600	Coca-Cola Enterprises, Inc.	27,680
		572,067
	Biotechnology — 1.1%
300	Alexion Pharmaceuticals, Inc. (a) (c)	21,750
1,050	Amgen, Inc. (a)	49,518
4,064	Celgene Corp. (a)	259,568
5,642	Gilead Sciences, Inc. (a)	298,744
		629,580
	Capital Markets — 1.7%
1,500	Bank of New York Mellon Corp. (The)	56,745
1,350	Goldman Sachs Group, Inc. (The)	236,115
2,250	Lehman Brothers Holdings, Inc.	44,572
4,560	Merrill Lynch & Co., Inc.	144,598
6,841	Morgan Stanley	246,755
2,298	State Street Corp.	147,049
6,146	TD AMERITRADE Holding Corp. (a)	111,181
		987,015
	Chemicals — 1.7%
1,810	Air Products & Chemicals, Inc.	178,937
3,650	Dow Chemical Co. (The)	127,421
600	E.I. du Pont de Nemours & Co.	25,734
1,330	Monsanto Co.	168,165
750	PPG Industries, Inc.	43,027
900	Praxair, Inc.	84,816
7,309	Rohm & Haas Co.	339,430
		967,530
	Commercial Banks — 1.2%
1,550	Comerica, Inc.	39,726
4,300	Huntington Bancshares, Inc. (c)	24,811
3,550	Keycorp	38,979
1,550	National City Corp. (c)	7,393
150	Synovus Financial Corp.	1,309
700	TCF Financial Corp. (c)	8,421
8,271	U.S. Bancorp	230,678
5,300	Wachovia Corp.	82,309
6,499	Wells Fargo & Co.	154,351
2,648	Zions Bancorp (c)	83,386
		671,363
	Communications Equipment — 1.7%
19,323	Cisco Systems, Inc. (a)	449,453
9,359	Corning, Inc.	215,725
2,000	Juniper Networks, Inc. (a)	44,360
5,869	QUALCOMM, Inc.	260,408
		969,946
	Computers & Peripherals — 2.4%
2,308	Apple, Inc. (a)	386,452
650	EMC Corp. (a)	9,548
9,794	Hewlett-Packard Co.	432,993
4,384	International Business Machines Corp.	519,636
500	Lexmark International, Inc., Class A (a)	16,715
600	SanDisk Corp. (a)	11,220
		1,376,564
	Construction & Engineering — 0.0% (g)
50	Fluor Corp.	9,304
50	Jacobs Engineering Group, Inc. (a)	4,035
		13,339
	Consumer Finance — 0.2%
1,300	American Express Co.	48,971
2,311	Capital One Financial Corp.	87,841
		136,812
	Diversified Consumer Services — 0.2%
50	Apollo Group, Inc., Class A (a)	2,213
1,050	ITT Educational Services, Inc. (a) (c)	86,761
		88,974
	Diversified Financial Services — 1.5%
17,423	Bank of America Corp.	415,887
4,961	CIT Group, Inc.	33,784
12,805	Citigroup, Inc.	214,612

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
150	CME Group, Inc.	57,478
150	IntercontinentalExchange, Inc. (a)	17,100
2,600	NYSE Euronext	131,716
		870,577
	Diversified Telecommunication Services — 1.9%
12,479	AT&T, Inc.	420,418
18,798	Verizon Communications, Inc.	665,449
		1,085,867
	Electric Utilities — 1.6%
300	Allegheny Energy, Inc.	15,033
5,398	American Electric Power Co., Inc.	217,162
5,436	Edison International	279,302
1,580	Exelon Corp.	142,137
2,172	FirstEnergy Corp.	178,821
200	FPL Group, Inc.	13,116
1,100	PPL Corp.	57,497
2,650	Sierra Pacific Resources	33,681
		936,749
	Electrical Equipment — 0.0% (g)
700	Cooper Industries Ltd., Class A	27,650
	Electronic Equipment & Instruments — 0.3%
4,518	Tyco Electronics Ltd. (Bermuda)	161,835
	Energy Equipment & Services — 1.9%
1,850	Baker Hughes, Inc.	161,579
5,000	Halliburton Co.	265,350
1,150	National Oilwell Varco, Inc. (a)	102,028
4,848	Schlumberger Ltd.	520,821
250	Transocean, Inc. (a)	38,097
		1,087,875
	Food & Staples Retailing — 1.7%
6,687	CVS/Caremark Corp.	264,605
8,796	Safeway, Inc.	251,126
5,321	SYSCO Corp.	146,381
5,376	Wal-Mart Stores, Inc.	302,131
		964,243
	Food Products — 1.0%
3,830	General Mills, Inc.	232,749
2,050	Kellogg Co.	98,441
8,289	Kraft Foods, Inc., Class A	235,822
		567,012
	Health Care Equipment & Supplies — 0.9%
350	Baxter International, Inc.	22,379
1,950	Boston Scientific Corp. (a)	23,965
1,200	Covidien Ltd. (Bermuda)	57,468
1,669	CR Bard, Inc.	146,789
4,074	Medtronic, Inc.	210,829
100	Stryker Corp.	6,288
1,150	Zimmer Holdings, Inc. (a)	78,257
		545,975
	Health Care Providers & Services — 0.8%
3,956	Aetna, Inc.	160,337
1,100	Cardinal Health, Inc.	56,738
1,150	Cigna Corp.	40,698
550	Laboratory Corp. of America Holdings (a) (c)	38,296
1,664	McKesson Corp.	93,034
600	UnitedHealth Group, Inc.	15,750
1,809	WellPoint, Inc. (a)	86,217
		491,070
	Hotels, Restaurants & Leisure — 0.5%
350	Carnival Corp.	11,536
750	Darden Restaurants, Inc.	23,955
4,467	International Game Technology	111,586
300	McDonald’s Corp.	16,866
100	Royal Caribbean Cruises Ltd.	2,247
1,818	Starwood Hotels & Resorts Worldwide, Inc.	72,847
1,600	Wyndham Worldwide Corp.	28,656
		267,693
	Household Durables — 0.1%
700	Centex Corp.	9,359
150	D.R. Horton, Inc.	1,627
1,500	Lennar Corp., Class A (c)	18,510
1,255	Toll Brothers, Inc. (a)	23,506
		53,002
	Household Products — 1.5%
2,333	Colgate-Palmolive Co.	161,210
1,000	Kimberly-Clark Corp.	59,780
10,781	Procter & Gamble Co.	655,593
		876,583
	Independent Power Producers & Energy Traders — 0.1%
1,050	Constellation Energy Group, Inc.	86,205

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Industrial Conglomerates — 1.2%
1,600	3M Co.	111,344
20,897	General Electric Co.	557,741
50	Textron, Inc.	2,397
		671,482
	Insurance — 1.7%
1,938	Aflac, Inc.	121,706
500	Allstate Corp. (The)	22,795
3,697	American International Group, Inc. (c)	97,823
2,800	Axis Capital Holdings Ltd. (Bermuda)	83,468
3,100	Genworth Financial, Inc., Class A	55,211
400	Hartford Financial Services Group, Inc.	25,828
1,650	Lincoln National Corp.	74,778
450	MBIA, Inc.	1,976
2,190	MetLife, Inc.	115,566
2,260	Protective Life Corp.	85,993
1,150	Prudential Financial, Inc.	68,701
1,722	RenaissanceRe Holdings Ltd. (Bermuda)	76,922
3,300	Travelers Cos., Inc. (The)	143,220
1,050	Unum Group	21,473
200	XL Capital Ltd., Class A (Bermuda)	4,112
		999,572
	Internet & Catalog Retail — 0.2%
900	Amazon.com, Inc. (a)	65,997
1,400	Expedia, Inc. (a)	25,732
		91,729
	Internet Software & Services — 0.6%
650	eBay, Inc. (a)	17,765
554	Google, Inc., Class A (a)	291,637
1,200	Yahoo!, Inc. (a)	24,792
		334,194
	IT Services — 0.5%
1,474	Affiliated Computer Services, Inc., Class A (a)	78,844
3,224	Genpact Ltd. (Bermuda) (a) (c)	48,102
1,492	Infosys Technologies Ltd. ADR (India) (c)	64,842
3,790	Paychex, Inc.	118,551
		310,339
	Machinery — 1.3%
2,824	Caterpillar, Inc.	208,468
2,158	Danaher Corp.	166,813
1,000	Dover Corp.	48,370
900	Eaton Corp.	76,473
1,000	Illinois Tool Works, Inc.	47,510
850	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	31,816
3,750	Paccar, Inc.	156,863
		736,313
	Media — 1.5%
350	DISH Network Corp. Class A (a)	10,248
18,467	News Corp., Class A	277,744
14,390	Time Warner, Inc.	212,972
11,750	Walt Disney Co. (The)	366,600
		867,564
	Metals & Mining — 0.3%
1,400	Alcoa, Inc.	49,868
200	Freeport-McMoRan Copper & Gold, Inc.	23,438
650	United States Steel Corp.	120,107
		193,413
	Multi-Utilities — 0.3%
13,163	CMS Energy Corp.	196,129
	Multiline Retail — 0.2%
3,150	Family Dollar Stores, Inc.	62,811
1,437	Kohl’s Corp. (a)	57,537
		120,348
	Oil, Gas & Consumable Fuels — 6.1%
2,300	Anadarko Petroleum Corp.	172,132
450	Apache Corp.	62,550
7,649	Chevron Corp.	758,245
4,395	ConocoPhillips	414,844
1,000	Devon Energy Corp.	120,160
150	EOG Resources, Inc.	19,680
13,262	Exxon Mobil Corp.	1,168,780
350	Hess Corp.	44,167
2,828	Marathon Oil Corp.	146,688
2,870	Occidental Petroleum Corp.	257,898
200	Ultra Petroleum Corp. (a)	19,640
5,342	XTO Energy, Inc.	365,980
		3,550,764
	Paper & Forest Products — 0.1%
6,400	Domtar Corp. (Canada) (a)	34,880
	Pharmaceuticals — 3.0%
10,598	Abbott Laboratories	561,376
9,500	Bristol-Myers Squibb Co.	195,035
100	Eli Lilly & Co.	4,616
900	Forest Laboratories, Inc. (a)	31,266
2,000	Johnson & Johnson	128,680

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
12,216	Merck & Co., Inc.	460,421
5,200	Pfizer, Inc.	90,844
13,308	Schering-Plough Corp.	262,035
700	Wyeth	33,572
		1,767,845
	Real Estate Investment Trusts (REITs) — 0.7%
1,351	Alexandria Real Estate Equities, Inc. (c)	131,506
900	Apartment Investment & Management Co.	30,654
300	Camden Property Trust	13,278
650	Digital Realty Trust, Inc. (c)	26,591
800	Duke Realty Corp. (c)	17,960
2,500	Hospitality Properties Trust	61,150
200	Kimco Realty Corp.	6,904
1,850	ProLogis	100,547
		388,590
	Road & Rail — 0.9%
1,310	Burlington Northern Santa Fe Corp.	130,856
6,204	Norfolk Southern Corp.	388,805
300	Union Pacific Corp.	22,650
		542,311
	Semiconductors & Semiconductor Equipment — 1.2%
150	Advanced Micro Devices, Inc. (a)	875
2,600	Altera Corp.	53,820
2,900	Broadcom Corp., Class A (a)	79,141
2,550	Intel Corp.	54,774
850	KLA-Tencor Corp.	34,604
1,950	National Semiconductor Corp.	40,053
550	NVIDIA Corp. (a)	10,296
2,036	Tessera Technologies, Inc. (a)	33,329
4,350	Texas Instruments, Inc.	122,496
10,281	Xilinx, Inc.	259,595
		688,983
	Software — 1.5%
250	Adobe Systems, Inc. (a)	9,848
26,201	Microsoft Corp.	720,790
5,700	Oracle Corp. (a)	119,700
670	SAP AG ADR (Germany) (c)	34,914
		885,252
	Specialty Retail — 0.7%
1,382	Abercrombie & Fitch Co., Class A	86,624
1,896	Advance Auto Parts, Inc.	73,622
3,487	CarMax, Inc. (a) (c)	49,481
3,050	Dick’s Sporting Goods, Inc. (a)	54,107
200	GameStop Corp., Class A (a)	8,080
200	Limited Brands, Inc.	3,370
50	Lowe’s Cos., Inc.	1,038
4,356	Staples, Inc.	103,455
150	TJX Cos., Inc.	4,721
		384,498
	Textiles, Apparel & Luxury Goods — 0.6%
250	Coach, Inc. (a)	7,220
3,060	Nike, Inc., Class B	182,407
500	Phillips-Van Heusen Corp.	18,310
904	Polo Ralph Lauren Corp.	56,753
1,000	V.F. Corp.	71,180
		335,870
	Thrifts & Mortgage Finance — 0.2%
2,300	Fannie Mae	44,873
4,340	Freddie Mac	71,176
200	MGIC Investment Corp. (c)	1,222
1,150	Washington Mutual, Inc. (c)	5,670
		122,941
	Tobacco — 0.4%
11,516	Altria Group, Inc.	236,769
300	Philip Morris International, Inc.	14,817
		251,586
	Wireless Telecommunication Services — 0.0% (g)
1,900	Sprint Nextel Corp.	18,050
	Total Common Stocks (Cost $31,117,916)	29,168,447

PRINCIPAL AMOUNT($)
	Asset-Backed Securities — 0.9%
25,000	Capital One Multi-Asset Execution Trust, Series 2003-B5, Class B5, 4.79%, 08/15/13	24,070
56,216	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.98%, 09/15/10	56,579
51,950	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32 (i)	48,294
260,000	Ford Credit Auto Owner Trust, Series 2006-B, Class A4, 5.25%, 09/15/11	264,765
100,000	Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	99,352
	Total Asset-Backed Securities (Cost $492,117)	493,060

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Collateralized Mortgage Obligations — 18.9%
	Agency CMO — 17.7%
	Federal Home Loan Mortgage Corp., REMICS,
16,764	Series 85, Class C, 8.60%, 01/15/21	17,855
86,421	Series 168, Class G, 6.50%, 07/15/21	86,324
9,098	Series 189, Class D, 6.50%, 10/15/21	9,453
18,074	Series 1047, Class H, 6.00%, 02/15/21	18,054
10,093	Series 1062, Class H, 6.50%, 04/15/21	10,421
9,485	Series 1116, Class I, 5.50%, 08/15/21	9,475
21,407	Series 1120, Class L, 8.00%, 07/15/21	23,182
3,979	Series 1191, Class E, 7.00%, 01/15/22 (m)	3,991
2,664	Series 1240, Class M, 6.50%, 02/15/22	2,686
32,958	Series 1254, Class N, 8.00%, 04/15/22	32,924
200,247	Series 1617, Class PM, 6.50%, 11/15/23	210,806
24,530	Series 1668, Class D, 6.50%, 02/15/14	25,434
12,429	Series 1708, Class E, 6.00%, 03/15/09	12,417
88,997	Series 1710, Class GH, 8.00%, 04/15/24	93,725
137,535	Series 1714, Class K, 7.00%, 04/15/24	145,000
19,360	Series 1753, Class D, 8.50%, 09/15/24	20,577
2,582	Series 1819, Class E, 6.00%, 02/15/11	2,579
136,196	Series 1843, Class Z, 7.00%, 04/15/26	143,804
175,044	Series 2115, Class PE, 6.00%, 01/15/14 (m)	181,063
71,505	Series 2178, Class PB, 7.00%, 08/15/29	75,301
298,942	Series 2405, Class JF, 6.00%, 01/15/17 (m)	311,103
127,058	Series 2425, Class OB, 6.00%, 03/15/17	132,261
289,017	Series 2473, Class JZ, 6.50%, 07/15/32	303,346
125,000	Series 2522, Class AH, 5.25%, 02/15/32	123,112
650,000	Series 2522, Class GD, 5.50%, 11/15/17 (m)	665,080
100,000	Series 2549, Class PD, 5.50%, 06/15/31	99,855
92,719	Series 2557, Class WJ, 5.00%, 07/15/14	93,456
119,886	Series 2628, Class AB, 4.50%, 06/15/18	115,573
250,359	Series 2636, Class Z, 4.50%, 06/15/18	240,852
311,780	Series 2651, Class VZ, 4.50%, 07/15/18	299,883
117,636	Series 2695, Class NB, 4.00%, 10/15/18	110,725
250,000	Series 2701, Class OD, 5.00%, 09/15/18	253,160
129,301	Series 2756, Class NA, 5.00%, 02/15/24	127,713
119,000	Series 2808, Class PG, 5.50%, 04/15/33	119,304
175,000	Series 2835, Class HB, 5.50%, 08/15/24	175,403
109,858	Series 2837, Class ED, 5.00%, 08/15/19	108,659
245,000	Series 2850, Class DN, 5.00%, 08/15/19	242,691
221,415	Series 2875, Class EB, 4.50%, 10/15/19	213,430
300,000	Series 2929, Class PE, 5.00%, 05/15/33	291,724
137,761	Series 2930, Class DE, 4.50%, 02/15/20	132,682
116,000	Series 2938, Class JB, 4.50%, 02/15/20	110,143
265,000	Series 2959, Class PE, 5.50%, 11/15/30	268,107
400,000	Series 3082, Class PR, 5.50%, 02/15/33	404,642
100,000	Series 3334, Class MB, 5.00%, 09/15/29	99,531
100,000	Series 3334, Class MC, 5.00%, 04/15/33	97,574
158,211	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.50%, 02/25/43	162,364
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
129,000	Series 13, Class LL, 6.85%, 06/25/23	135,885
213,166	Series 31, Class Z, 8.00%, 04/25/24	229,458
	Federal National Mortgage Association, REMICS,
54,134	Series 1988-4, Class Z, 9.25%, 03/25/18	59,304
10,413	Series 1989-21, Class G, 10.45%, 04/25/19	11,518
51,255	Series 1989-37, Class G, 8.00%, 07/25/19	55,992
9,636	Series 1989-86, Class E, 8.75%, 11/25/19	10,623
12,217	Series 1990-30, Class E, 6.50%, 03/25/20	12,844
21,505	Series 1990-105, Class J, 6.50%, 09/25/20	22,428
13,836	Series 1991-129, Class G, 8.75%, 09/25/21	15,249
43,814	Series 1993-119, Class H, 6.50%, 07/25/23	45,707
65,168	Series 1993-140, Class J, 6.65%, 06/25/13	65,941
2,446	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	2,455
106,450	Series 1993-225, Class UB, 6.50%, 12/25/23	111,957
191,000	Series 1994-81, Class LL, 7.50%, 02/25/24	205,246
385,317	Series 1997-42, Class PG, 7.00%, 07/18/12	399,075
4,664	Series 1997-49, Class B, 10.00%, 06/17/27	5,358
114,928	Series 1998-37, Class VZ, 6.00%, 06/17/28	118,480
83,703	Series 1998-66, Class B, 6.50%, 12/25/28	87,943
250,000	Series 2002-18, Class PC, 5.50%, 04/25/17	256,146
300,000	Series 2002-24, Class AJ, 6.00%, 04/25/17	311,607
350,000	Series 2003-47, Class PE, 5.75%, 06/25/33	344,317
150,000	Series 2003-55, Class CD, 5.00%, 06/25/23	146,936
119,923	Series 2003-74, Class PJ, 3.50%, 08/25/33	107,053
300,000	Series 2004-76, Class CL, 4.00%, 10/25/19	282,412
200,000	Series 2005-21, Class MC, 5.00%, 05/25/32	198,569
150,000	Series 2005-59, Class PC, 5.50%, 03/25/31	151,306
200,000	Series 2007-47, Class PC, 5.00%, 07/25/33	195,523
250,000	Series 2007-79, Class PC, 5.00%, 01/25/32	243,942
11,944	Series G-29, Class O, 8.50%, 09/25/21	12,757
8,478	Government National Mortgage Association, Series 1995-4, Class CQ, 8.00%, 06/20/25	9,271
		10,282,746

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — 1.2%
77,111	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 09/25/33	74,585
109,909	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	105,898
37,053	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.91%, 02/25/35	36,278
31,703	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 05/25/18	31,545
90,000	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.00%, 06/25/34	85,644
	Wells Fargo Mortgage Backed Securities Trust,
92,214	Series 2004-7, Class 2A2, 5.00%, 07/25/19	89,333
79,159	Series 2004-EE, Class 3A1, VAR, 4.02%, 12/25/34	78,069
175,000	Series 2004-S, Class A5, VAR, 3.54%, 09/25/34	173,041
		674,393
	Total Collateralized Mortgage Obligations (Cost $10,731,967)	10,957,139
	Commercial Mortgage-Backed Securities — 0.4%
180,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	174,459
30,000	TIAA Seasoned Commercial Mortgage Trust (Cayman Islands), Series 2007-C4, Class A3, VAR, 6.09%, 08/15/39	29,390
	Total Commercial Mortgage-Backed Securities (Cost $210,581)	203,849
	Corporate Bonds — 5.3%
	Airlines — 0.1%
70,000	Continental Airlines, Inc., 7.06%, 09/15/09	68,075
	Automobiles — 0.1%
70,000	Daimler Finance North America LLC, 7.20%, 09/01/09	71,999
	Capital Markets — 0.8%
75,000	Bear Stearns Cos., Inc. (The), 5.70%, 11/15/14 (c) (y)	72,481
120,000	Credit Suisse USA, Inc., 6.50%, 01/15/12	124,531
100,000	Goldman Sachs Group, Inc. (The), 4.75%, 07/15/13	96,190
100,000	Lehman Brothers Holdings, Inc., 6.63%, 01/18/12 (c)	98,941
100,000	Morgan Stanley, 5.75%, 10/18/16	92,437
		484,580
	Chemicals — 0.2%
120,000	Dow Capital BV (Netherlands), 8.50%, 06/08/10	128,303
	Commercial Banks — 0.8%
100,000	BankAmerica Corp., 7.13%, 10/15/11	104,027
100,000	Branch Banking & Trust Co., 4.88%, 01/15/13	96,526
110,000	National City Corp., 4.90%, 01/15/15 (c)	83,663
25,000	UnionBanCal Corp., 5.25%, 12/16/13	23,563
200,000	Wachovia Corp., 6.61%, 10/01/25	172,606
		480,385
	Commercial Services & Supplies — 0.1%
50,000	Pitney Bowes, Inc., 3.88%, 06/15/13	47,119
	Consumer Finance — 0.3%
120,000	American General Finance Corp., 4.00%, 03/15/11	111,594
50,000	HSBC Finance Corp., 8.00%, 07/15/10	52,285
		163,879
	Diversified Financial Services — 0.3%
190,000	Citigroup, Inc., 5.00%, 09/15/14	175,971
	Diversified Telecommunication Services — 0.5%
300,000	Nynex Capital Funding Co., SUB, 8.23%, 10/15/09	308,400
	Electric Utilities — 0.6%
50,000	Carolina Power & Light Co., 5.13%, 09/15/13	50,311
40,000	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	39,853
75,000	Duke Energy Carolinas LLC, 6.25%, 01/15/12	78,281
100,000	Exelon Corp., 6.75%, 05/01/11	102,733
50,000	PSEG Power LLC, 7.75%, 04/15/11	53,277
		324,455
	Food & Staples Retailing — 0.1%
50,000	Kroger Co. (The), 8.05%, 02/01/10	52,325
	Insurance — 0.1%
50,000	ACE INA Holdings, Inc., 5.88%, 06/15/14	50,122
	Media — 0.6%
50,000	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	55,038
50,000	COX Communications, Inc., 7.75%, 11/01/10	52,684
100,000	Historic TW, Inc., 9.13%, 01/15/13	109,808
100,000	News America, Inc., 6.75%, 01/09/38	102,277
		319,807
	Multi-Utilities — 0.1%
60,000	Dominion Resources, Inc., 6.25%, 06/30/12	62,057

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trust (REITS) — 0.0% (g)
20,000	HRPT Properties Trust, 6.65%, 01/15/18	18,373
	Road & Rail — 0.3%
150,000	Norfolk Southern Corp., 7.05%, 05/01/37 (c)	162,049
	Software — 0.0% (g)
20,000	Oracle Corp., 5.25%, 01/15/16	19,679
	Thrifts & Mortgage Finance — 0.3%
75,000	Countrywide Home Loans, Inc., 4.00%, 03/22/11	68,279
125,000	Washington Mutual, Inc., 4.63%, 04/01/14	91,250
		159,529
	Total Corporate Bonds (Cost $3,213,891)	3,097,107
	Mortgage Pass-Through Securities — 2.0%
	Federal Home Loan Mortgage Corp.
	30 Year, Single Family,
13,277	8.00%, 04/01/17	14,224
	Federal Home Loan Mortgage Corp., Gold Pools,
	15 Year, Single Family,
215,663	4.00%, 08/01/18	204,937
15,332	6.00%, 03/01/13	15,709
25,149	6.50%, 03/01/13 – 06/01/13	26,267
15,567	7.00%, 06/01/13	16,322
2,490	8.00%, 10/01/10	2,575
	20 Year, Single Family,
187,148	6.50%, 11/01/22 – 03/01/26	194,975
	30 Year, Single Family,
13,875	8.00%, 09/01/26	15,019
	Other,
47,007	7.00%, 12/01/14 – 03/01/16	48,417
	Federal National Mortgage Association,
	15 Year, Single Family,
45,322	6.00%, 08/01/13 – 12/01/13	46,659
40,174	6.50%, 04/01/13	41,847
35,188	7.00%, 06/01/13	36,917
8,477	7.50%, 08/01/09	8,699
7	8.00%, 09/01/08	7
	30 Year, Single Family,
156,576	5.50%, 12/01/33	155,252
62,399	8.00%, 05/01/17	67,125
26,270	8.50%, 11/01/18	28,320
9,702	9.00%, 12/01/17	10,589
	Government National Mortgage Association,
	15 Year, Single Family,
43,282	6.50%, 09/15/13	44,899
1,497	7.00%, 02/15/11	1,562
20,016	8.50%, 10/15/11	21,378
	30 Year, Single Family,
26,315	7.00%, 04/15/28 – 06/15/28	28,060
2,090	7.50%, 05/15/26	2,252
66,914	8.00%, 11/15/16 – 09/15/27	72,866
43,206	8.50%, 12/15/22	47,450
	Government National Mortgage Association II,
	15 Year, Single Family,
8,903	8.00%, 12/20/10	9,254
	30 Year, Single Family,
7,410	7.50%, 01/20/27	7,951
18,146	8.00%, 06/20/26 – 05/20/27	19,794
	Total Mortgage Pass-Through Securities (Cost $1,163,228)	1,189,326
	U.S. Treasury Obligations — 4.5%
	U.S. Treasury Bonds,
1,100,000	7.13%, 02/15/23 (c)	1,408,343
700,000	7.88%, 02/15/21 (c)	933,297
200,000	8.13%, 08/15/19	267,125
	Total U.S. Treasury Obligations (Cost $2,474,018)	2,608,765

SHARES
	Investment Companies — 14.7%
14,127	JPMorgan Emerging Markets Equity Fund, Institutional Class (b)	317,288
81,343	JPMorgan International Equity Fund, Select Class (b)	2,302,024
231,169	JPMorgan International Opportunities Fund, Institutional Class (b)	3,569,242
78,777	JPMorgan Small Cap Equity Fund, Select Class (b)	2,338,889
	Total Investment Companies (Cost $10,392,430)	8,527,443
	Total Long-Term Investments (Cost $59,796,148)	56,245,136
Short-Term Investment — 2.4%
	Investment Company — 2.4%
1,398,412	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $1,398,412)	1,398,412

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 5.8%
	Corporate Notes — 2.6%
500,000	Banque Federative du Credit Mutuel (France), VAR, 2.49%, 08/13/08 (e)	500,000
500,000	Macquarie Bank Ltd. (Australia), VAR, 2.50%, 08/20/08 (e)	499,996
500,000	UniCredito Italiano Bank plc (Ireland), VAR, 2.48%, 08/08/08 (e)	500,000
		1,499,996
	Repurchase Agreements — 3.2%
725,000	Bank of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $725,049, collateralized by U.S. Government Agency Mortgages	725,000
162,473	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $162,485, collateralized by U.S. Government Agency Mortgages	162,473
500,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $500,039, collateralized by U.S. Government Agency Mortgages	500,000
500,000	Merrill Lynch & Co., Inc., 2.10%, dated 06/30/08, due 07/01/08, repurchase price $500,029, collateralized by U.S. Government Agency Mortgages	500,000
		1,887,473
	Total Investments of Cash Collateral for Securities on Loan (Cost $3,387,469)	3,387,469
	Total Investments — 105.2% (Cost $64,582,029)	61,031,017
	Liabilities in Excess of Other Assets — (5.2)%	(3,037,225)
	NET ASSETS — 100.0%	$57,993,792

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

CMO—	Collateralized Mortgage Obligation

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2008. The rate may be subject to a cap and floor.

REMICS—	Real Estate Mortgage Investment Conduits

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2008.

VAR—	Variable rate security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(y)—	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008  (Unaudited)

Balanced Portfolio
ASSETS:
Investments in non-affiliates, at value	$51,105,162
Investments in affiliates, at value	9,925,855
Total investment securities, at value	61,031,017
Cash	809
Receivables:
Investment securities sold	709,507
Portfolio shares sold	246
Interest and dividends	223,584
Total Assets	61,965,163

LIABILITIES:
Payables:
Investment securities purchased	361,445
Collateral for securities lending program	3,387,469
Portfolio shares redeemed	107,569
Accrued liabilities:
Investment advisory fees	19,674
Administration fees	4,925
Custodian and accounting fees	19,585
Trustees’ and Chief Compliance Officer’s fees	107
Other	70,597
Total Liabilities	3,971,371
Net Assets	$57,993,792

NET ASSETS:
Paid in capital	$61,852,981
Accumulated undistributed (distributions in excess of) net investment income	730,194
Accumulated net realized gains (losses)	(1,038,371)
Net unrealized appreciation (depreciation)	(3,551,012)
Total Net Assets	$57,993,792

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	4,605,222
Net asset value, offering and redemption price per share	$12.59

Cost of investments in non-affiliates	$52,791,187
Cost of investments in affiliates	11,790,842
Value of securities on loan	3,304,026

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Balanced Portfolio
INVESTMENT INCOME:
Interest income	$541,912
Dividend income	344,266
Dividend income from affiliates (a)	80,022
Income from securities lending (net)	14,066
Total investment income	980,266

EXPENSES:
Investment advisory fees	176,724
Administration fees	32,611
Custodian and accounting fees	41,952
Interest expense	40
Professional fees	20,252
Trustees’ and Chief Compliance Officer’s fees	355
Printing and mailing costs	15,200
Transfer agent fees	3,406
Other	5,952
Total expenses	296,492
Less amounts waived	(44,770)
Less earnings credits	(1,054)
Net expenses	250,668
Net investment income (loss)	729,598

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(15,961)
Investments in affiliates	(106,460)
Net realized gain (loss)	(122,421)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(4,687,415)
Investments in affiliates	(954,604)
Change in net unrealized appreciation (depreciation)	(5,642,019)
Net realized/unrealized gains (losses)	(5,764,440)
Change in net assets resulting from operations	$(5,034,842)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Balanced Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$729,598	$2,102,735
Net realized gain (loss)	(122,421)	9,166,094
Change in net unrealized appreciation (depreciation)	(5,642,019)	(5,852,857)
Change in net assets resulting from operations	(5,034,842)	5,415,972

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,184,442)	(2,818,911)
From net realized gains	(8,949,676)	(535,816)
Total distributions to shareholders	(11,134,118)	(3,354,727)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	776,879	1,029,668
Dividends and distributions reinvested	11,134,118	3,354,727
Cost of shares redeemed	(10,458,106)	(32,027,702)
Change in net assets from capital transactions	1,452,891	(27,643,307)

NET ASSETS:
Change in net assets	(14,716,069)	(25,582,062)
Beginning of period	72,709,861	98,291,923
End of period	$57,993,792	$72,709,861
Accumulated undistributed (distributions in excess of) net investment income	$730,194	$2,185,038

SHARE TRANSACTIONS:
Issued	53,516	62,867
Reinvested	867,819	212,324
Redeemed	(722,766)	(1,950,384)
Change in shares	198,569	(1,675,193)

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

					Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Balanced Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$16.50	$0.20	$(1.37)	$(1.17)	$(0.54)	$(2.20)	$(2.74)
Year Ended December 31, 2007	16.16	0.52	0.43	0.95	(0.51)	(0.10)	(0.61)
Year Ended December 31, 2006	14.95	0.50	1.13	1.63	(0.42)	—	(0.42)
Year Ended December 31, 2005	14.98	0.40	(0.04)	0.36	(0.39)	—	(0.39)
Year Ended December 31, 2004	14.49	0.36	0.45	0.81	(0.32)	—	(0.32)
Year Ended December 31, 2003	12.77	0.32	1.80	2.12	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Represents only expenses of the Portfolio, not of the underlying funds in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)
$12.59	(7.39)%	$57,994	0.78%	2.27%	0.92%	31%
16.50	6.00	72,710	0.78	2.44	0.92	69
16.16	11.12	98,292	0.78	2.51	0.91	45
14.95	2.50	131,427	0.87	2.27	0.92	41
14.98	5.73	166,027	0.88	2.29	0.89	52
14.49	17.20	179,240	0.88	2.37	0.89	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008  (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Balanced Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$40,946,861	$—
Level 2	20,084,156	—
Level 3	—	—
Total	$61,031,017	$—

*	Other financial instruments include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of June 30, 2008, was $48,294 and 0.1%, respectively.

C.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

D.  Transactions with Affiliates — The Portfolio invests in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

An affiliated issuer may be considered one which is under common control with the Portfolio. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

Affiliate	Value at December 31, 2007	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2008	Value at June 30, 2008
JPMorgan Emerging Markets Equity Fund, Institutional Class	$ 1,465,220	$62,000	$1,063,000	$52,845	$—	14,127	$317,288
JPMorgan International Equity Fund, Select Class	2,340,158	227,454	—	—	51,215	81,343	2,302,024
JPMorgan International Opportunities Fund, Institutional Class	5,082,094	—	962,300	(118,231)	—	231,169	3,569,242
JPMorgan Large Cap Growth Fund, Institutional Class	—	2,680,000	2,711,404	31,404	—	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class	1,882,144	15,080,815	15,564,547	—	27,248	1,398,412	1,398,412
JPMorgan Small Cap Equity Fund, Select Class	2,794,585	67,000	393,300	(72,478)	—	78,777	2,338,889
Total	$13,564,201			$(106,460)	$78,463		$9,925,855

E.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008  (Unaudited) (continued)

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$3,304,026	$3,387,469	$661

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

G.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

The Portfolio invests in other JPMorgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

H.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $1,559.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.78% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $44,770. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

The shares of the Underlying Funds in which the Portfolio invests impose a separate advisory and a shareholder servicing fee. The Portfolio’s Advisor and/or Administrator have voluntarily agreed to waive the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008  (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$19,017,766	$27,389,874	$865,906	$1,251,831

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$64,582,029	$2,305,047	$5,856,059	$(3,551,012)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at June 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$ 926.10	$3.74	0.78%
Hypothetical	1,000.00	1,020.98	3.92	0.78

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   23

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMITBP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	17
Financial Highlights	20
Notes to Financial Statements	22
Schedule of Shareholder Expenses	27

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Core Bond Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“As market liquidity shrank, investors shunned riskier assets in favor of the perceived safety of U.S. Treasury securities and other high-quality bonds.”

Investors shun risk

Investors faced significant challenges during the six months, as negative news impacted the U.S. financial markets. Problems in other segments of the market — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — stifled credit-sector performance but boosted returns for higher-quality bonds.

Preference for quality pushes Treasury yields lower

As market liquidity shrank, investors shunned riskier assets in favor of the perceived safety of U.S. Treasury securities and other high-quality bonds. As investors flocked to Treasuries — particularly during the first quarter of 2008 — yields plummeted. The two-year Treasury yield, for example, declined to a six-month low of 1.35% on March 17, 2008.

But, during the second quarter of 2008, Treasury yields headed upward on renewed concerns about inflation and fears that the Federal Reserve (Fed) might raise rates to help contain price increases. The two-year Treasury yield ended the period at 2.63%, higher than the March low, but still 42 basis points (bps) lower than its yield at the end of December 2007. The yield on the benchmark 10-year Treasury fell from 4.04% on December 31, 2007, to 3.34% in mid-March, before ending the six months at 3.99%.

Bonds outpace stocks

Overall, bonds significantly outperformed stocks for the six months, with the Lehman Brothers U.S. Aggregate Index returning 1.13%, compared to the return of –11.91% for the S&P 500 Index. Treasuries were the fixed income market’s leading sector, as demonstrated by the Lehman Brothers U.S. Treasury Index return of 2.23%. At the opposite end of the quality spectrum, high-yield bonds retreated, returning –1.31%, as measured by the Lehman Brothers U.S. Corporate High Yield Index.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its fed funds target rate by 225 bps in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$177,158,395
Primary Benchmark	Lehman Brothers U.S. Aggregate Index
Average Credit Quality	AAA
Duration	5.19 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Core Bond Portfolio, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities,* returned 1.22%** (Class 1 Shares) for the six months ended June 30, 2008, compared to the 1.13% return for the Lehman Brothers U.S. Aggregate Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period due to continued focus on structured cash flows in mortgages, especially in the collateralized mortgage obligation (CMO) market. The Portfolio’s high-quality bias relative to the benchmark also helped returns, as lower-rated bonds underperformed in the market’s flight to quality during the period. On the downside, an overweight in asset-backed securities detracted from performance, as spreads in the sector widened considerably. An overweight in spread products relative to the benchmark also hurt returns, as virtually all spread sectors underperformed comparable-duration U.S. Treasuries for the period.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	In terms of maturity structure, the Portfolio maintained an overweight in the three- to seven-year segment and an underweight in the 30-year portion of the yield curve. Although no single sector of the market appeared particularly compelling, we believed we still might find pockets of relative value in the seasoned 15-year CMO segment of the mortgage market, which saw spreads widen. New issue corporate securities traded wider than current outstanding debt, offering value in the market. We continue to examine the Treasury market for value, focusing on the 2016–2020 segment of the Treasury curve where we believe we are finding value.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	54.6%
Corporate Bonds	15.3
U.S. Treasury Obligations	14.0
Mortgage Pass-Through Securities	11.7
Commercial Mortgage-Backed Securities	1.7
Asset-Backed Securities	1.2
Others (each less than 1.0%)	0.6
Short-Term Investment	0.9

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/97	1.22%	6.64%	3.71%	5.57%
CLASS 2 SHARES	8/16/06	1.15	6.38	3.62	5.53

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Lehman Brothers U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Asset-Backed Securities — 1.2%
150,000	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	151,219
	AmeriCredit Automobile Receivables Trust,
217,917	Series 2006-BG, Class A3, 5.21%, 10/06/11 (i)	216,938
400,000	Series 2006-BG, Class A4, 5.21%, 09/06/13 (i)	362,318
60,463	Bear Stearns Asset Backed Securities Trust, Inc., Series 2006-SD1, Class A, VAR, 2.85%, 04/25/36 (i) (y)	47,014
	Citibank Credit Card Issuance Trust,
450,000	Series 2002-C2, Class C2, 6.95%, 02/18/14	444,306
250,000	Series 2005-B1, Class B1, 4.40%, 09/15/10	250,642
175,000	Household Automotive Trust, Series 2005-1 Class A4, 4.35%, 06/18/12	173,867
	MBNA Credit Card Master Note Trust,
200,000	Series 2002-C1, Class C1, 6.80%, 07/15/14	197,200
75,000	Series 2003-C1, Class C1, VAR, 4.17%, 06/15/12	73,924
240,000	MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.85%, 02/15/12 (e)	246,183
	Total Asset-Backed Securities (Cost $2,221,417)	2,163,611
	Collateralized Mortgage Obligations — 54.4%
	Agency CMO — 32.4%
	Federal Home Loan Mortgage Corp. REMICS,
16,645	Series 11, Class D, 9.50%, 07/15/19	17,604
10,473	Series 22, Class C, 9.50%, 04/15/20	11,117
2,421	Series 47, Class F, 10.00%, 06/15/20	2,662
1,926	Series 99, Class Z, 9.50%, 01/15/21	2,055
2,203	Series 1065, Class J, 9.00%, 04/15/21	2,341
321,078	Series 1113, Class J, 8.50%, 06/15/21	349,557
17,927	Series 1250, Class J, 7.00%, 05/15/22	18,643
29,910	Series 1316, Class Z, 8.00%, 06/15/22	31,464
51,690	Series 1324, Class Z, 7.00%, 07/15/22	54,335
36,646	Series 1343, Class LA, 8.00%, 08/15/22	39,764
42,711	Series 1343, Class LB, 7.50%, 08/15/22	42,664
32,146	Series 1394, Class ID, IF, 9.57%, 10/15/22	33,536
28,902	Series 1395, Class G, 6.00%, 10/15/22	28,869
21,155	Series 1505, Class Q, 7.00%, 05/15/23	22,109
41,721	Series 1518, Class G, IF, 7.01%, 05/15/23	40,822
43,638	Series 1541, Class O, VAR, 3.28%, 07/15/23	42,415
1,666	Series 1561, Class TA, PO, 08/15/08	1,660
45,637	Series 1596, Class D, 6.50%, 10/15/13	46,971
18,606	Series 1607, Class SA, IF, 13.68%, 10/15/13	20,080
39,494	Series 1609, Class LG, IF, 11.92%, 11/15/23	41,690
5,244	Series 1625, Class SD, IF, 8.50%, 12/15/08	5,268
500,000	Series 1638, Class H, 6.50%, 12/15/23	529,716
2,387	Series 1671, Class QC, IF, 10.00%, 02/15/24	2,626
7,167	Series 1685, Class Z, 6.00%, 11/15/23	7,220
213	Series 1689, Class SD, IF, 10.53%, 10/15/23	213
22,544	Series 1700, Class GA, PO, 02/15/24	19,441
1,707,826	Series 1732, Class K, 6.50%, 05/15/24	1,797,743
108,473	Series 1798, Class F, 5.00%, 05/15/23	107,915
236,077	Series 1863, Class Z, 6.50%, 07/15/26	246,407
4,027	Series 1865, Class D, PO, 02/15/24	2,353
2,379	Series 1900, Class T, PO, 08/15/08	2,372
1,046	Series 1967, Class PC, PO, 10/15/08	1,041
70,472	Series 1981, Class Z, 6.00%, 05/15/27	72,625
87,669	Series 1987, Class PE, 7.50%, 09/15/27	88,970
46,346	Series 2025, Class PE, 6.30%, 01/15/13	47,416
23,921	Series 2033, Class SN, IF, IO, 17.46%, 03/15/24	10,869
40,216	Series 2038, Class PN, IO, 7.00%, 03/15/28	10,899
108,742	Series 2054, Class PV, 7.50%, 05/15/28	116,110
68,801	Series 2055, Class OE, 6.50%, 05/15/13	71,270
170,367	Series 2064, Class TE, 7.00%, 06/15/28	179,924
147,646	Series 2075, Class PH, 6.50%, 08/15/28	154,972
106,344	Series 2102, Class TU, 6.00%, 12/15/13	110,044
226,350	Series 2115, Class PE, 6.00%, 01/15/14	234,134
3,886	Series 2132, Class PD, 6.00%, 11/15/27	3,887
30,134	Series 2132, Class SB, IF, 19.89%, 03/15/29	33,370
65,039	Series 2134, Class PI, IO, 6.50%, 03/15/19	10,968
13,632	Series 2135, Class UK, IO, 6.50%, 03/15/14	1,737
6,797	Series 2143, Class CD, 6.00%, 02/15/28	6,819
829,000	Series 2172, Class QC, 7.00%, 07/15/29	886,098
260,428	Series 2182, Class ZB, 8.00%, 09/15/29	280,721
44,863	Series 2247, Class Z, 7.50%, 08/15/30	47,241
12,701	Series 2261, Class ZY, 7.50%, 10/15/30	13,017
178,924	Series 2283, Class K, 6.50%, 12/15/23	190,382
26,850	Series 2306, Class K, PO, 05/15/24	20,756
64,441	Series 2306, Class SE, IF, IO, 6.74%, 05/15/24	8,790
86,210	Series 2325, Class PM, 7.00%, 06/15/31	93,111
502,435	Series 2344, Class ZD, 6.50%, 08/15/31	525,968
82,093	Series 2344, Class ZJ, 6.50%, 08/15/31	86,126
51,813	Series 2345, Class NE, 6.50%, 08/15/31	54,314
475,298	Series 2345, Class PQ, 6.50%, 08/15/16	499,579
172,335	Series 2355, Class BP, 6.00%, 09/15/16	179,263
177,132	Series 2359, Class ZB, 8.50%, 06/15/31	211,528
11,692	Series 2362, Class PD, 6.50%, 06/15/20	11,768
309,695	Series 2391, Class QR, 5.50%, 12/15/16	317,328
202,134	Series 2392, Class PV, 6.00%, 12/15/20	204,724
245,346	Series 2394, Class MC, 6.00%, 12/15/16	255,242
102,777	Series 2410, Class OE, 6.38%, 02/15/32	106,729

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
155,384	Series 2410, Class QS, IF, 13.07%, 02/15/32	155,906
98,993	Series 2410, Class QX, IF, IO, 6.18%, 02/15/32	11,552
57,805	Series 2412, Class SE, IF, 11.28%, 02/15/09	57,814
100,000	Series 2412, Class SP, IF, 11.16%, 02/15/32	104,862
211,683	Series 2423, Class MC, 7.00%, 03/15/32	224,067
341,036	Series 2423, Class MT, 7.00%, 03/15/32	360,986
227,841	Series 2435, Class CJ, 6.50%, 04/15/32	239,602
470,000	Series 2435, Class VH, 6.00%, 07/15/19	483,175
146,377	Series 2444, Class ES, IF, IO, 5.48%, 03/15/32	17,721
97,585	Series 2450, Class SW, IF, IO, 5.53%, 03/15/32	11,935
50,259	Series 2454, Class BG, 6.50%, 08/15/31	51,104
300,000	Series 2455, Class GK, 6.50%, 05/15/32	315,900
286,409	Series 2460, Class VZ, 6.00%, 11/15/29	294,869
220,122	Series 2484, Class LZ, 6.50%, 07/15/32	231,897
318,569	Series 2498, Class UD, 5.50%, 06/15/16	322,464
790,000	Series 2500, Class MC, 6.00%, 09/15/32	803,951
2,271	Series 2500, Class TD, 5.50%, 02/15/16	2,269
129,344	Series 2503, Class BH, 5.50%, 09/15/17	132,437
129,630	Series 2513, Class YO, PO, 02/15/32	114,002
457,274	Series 2515, Class DE, 4.00%, 03/15/32	434,422
500,000	Series 2535, Class BK, 5.50%, 12/15/22	507,218
300,000	Series 2543, Class YX, 6.00%, 12/15/32 (m)	304,960
500,000	Series 2544, Class HC, 6.00%, 12/15/32	509,200
231,845	Series 2565, Class MB, 6.00%, 05/15/30	237,831
500,000	Series 2575, Class ME, 6.00%, 02/15/33	507,719
134,249	Series 2586, Class WI, IO, 6.50%, 03/15/33	33,048
170,652	Series 2594, Class VA, 6.00%, 03/15/14	175,057
400,000	Series 2594, Class VQ, 6.00%, 08/15/20	410,517
356,538	Series 2597, Class DS, IF, IO, 5.08%, 02/15/33	31,969
494,997	Series 2599, Class DS, IF, IO, 4.53%, 02/15/33	35,094
584,056	Series 2610, Class DS, IF, IO, 4.63%, 03/15/33	47,504
776,745	Series 2611, Class SH, IF, IO, 5.18%, 10/15/21	71,589
500,000	Series 2617, Class GR, 4.50%, 05/15/18	483,657
772,320	Series 2626, Class NS, IF, IO, 4.08%, 06/15/23	81,247
500,000	Series 2628, Class WA, 4.00%, 07/15/28	491,700
500,000	Series 2631, Class LC, 4.50%, 06/15/18	484,374
625,898	Series 2636, Class Z, 4.50%, 06/15/18	602,129
199,277	Series 2638, Class DS, IF, 6.13%, 07/15/23	174,344
32,068	Series 2643, Class HI, IO, 4.50%, 12/15/16	2,506
81,701	Series 2656, Class SH, IF, 14.19%, 02/15/25	91,177
349,177	Series 2668, Class SB, IF, 5.00%, 10/15/15	332,970
500,000	Series 2675, Class CK, 4.00%, 09/15/18	470,664
231,574	Series 2682, Class YS, IF, 5.31%, 10/15/33	160,520
274,714	Series 2684, Class TO, PO, 10/15/33	133,059
184,493	Series 2686, Class GB, 5.00%, 05/15/20	186,975
184,441	Series 2691, Class WS, IF, 5.29%, 10/15/33	115,181
138,460	Series 2705, Class SC, IF, 5.29%, 11/15/33	95,971
211,357	Series 2705, Class SD, IF, 5.82%, 11/15/33	152,756
1,000,000	Series 2716, Class UN, 4.50%, 12/15/23	942,037
750,000	Series 2727, Class BS, IF, 5.37%, 01/15/34	495,093
13,556	Series 2733, Class GF, VAR, 0.00%, 09/15/33	10,570
500,000	Series 2743, Class HD, 4.50%, 08/15/17	495,999
209,330	Series 2744, Class FE, VAR, 0.00%, 02/15/34	134,577
500,000	Series 2744, Class PD, 5.50%, 08/15/33	510,710
144,668	Series 2753, Class S, IF, 7.06%, 02/15/34	102,546
168,930	Series 2755, Class SA, IF, 9.26%, 05/15/30	167,076
151,690	Series 2766, Class SX, IF, 9.12%, 03/15/34	111,686
59,746	Series 2769, Class PO, PO, 03/15/34	29,551
476,978	Series 2776, Class SK, IF, 5.37%, 04/15/34	342,204
46,915	Series 2778, Class BS, IF, 9.57%, 04/15/34	37,305
268,127	Series 2780, Class JG, 4.50%, 04/15/19	257,421
702,000	Series 2809, Class UB, 4.00%, 09/15/17	685,979
135,304	Series 2827, Class SQ, IF, 7.50%, 01/15/19	136,658
26,184	Series 2841, Class GO, PO, 08/15/34	22,119
123,104	Series 2846, Class PO, PO, 08/15/34	75,023
500,000	Series 2899, Class KB, 4.50%, 03/15/19	481,151
500,000	Series 2931, Class QC, 4.50%, 01/15/19	490,445
99,125	Series 2958, Class KB, 5.50%, 04/15/35	100,551
100,000	Series 2975, Class KO, PO, 05/15/35	58,832
123,767	Series 2989, Class PO, PO, 06/15/23	89,103
300,000	Series 3047, Class OD, 5.50%, 10/15/35	298,138
118,651	Series 3101, Class EA, 6.00%, 06/15/20	121,091
237,206	Series 3117, Class EO, PO, 02/15/36	183,793
375,208	Series 3260, Class CS, IF, IO, 3.67%, 01/15/37	26,894
2,613,275	Series 3430 Class AI, IO, 1.42%, 09/15/12	48,189
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
29,419	Series T-41, Class 3A, VAR, 7.50%, 07/25/32	29,783
197,764	Series T-54, Class 2A, 6.50%, 02/25/43	202,955
90,904	Series T-54, Class 3A, 7.00%, 02/25/43	96,272
55,058	Series T-58, Class A, PO, 09/25/43	46,049
412,242	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 8, Class ZA, 7.00%, 03/25/23	436,467
	Federal National Mortgage Association REMICS,
13,801	Series 1989-83, Class H, 8.50%, 11/25/19	15,118
2,857	Series 1990-1, Class D, 8.80%, 01/25/20	3,156
13,356	Series 1990-10, Class L, 8.50%, 02/25/20	14,642
2,838	Series 1990-93, Class G, 5.50%, 08/25/20	2,886
46	Series 1990-140, Class K, HB, 652.15%, 12/25/20	630

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
5,075	Series 1990-143, Class J, 8.75%, 12/25/20	5,545
80,234	Series 1992-101, Class J, 7.50%, 06/25/22	82,376
32,787	Series 1992-143, Class MA, 5.50%, 09/25/22	33,349
2,459	Series 1993-164, Class SA, IF, 11.78%, 09/25/08	2,455
3,523	Series 1993-164, Class SC, IF, 11.78%, 09/25/08	3,517
7,917	Series 1993-165, Class SD, IF, 8.25%, 09/25/23	8,276
39,480	Series 1993-165, Class SK, IF, 12.50%, 09/25/23	41,103
41,002	Series 1993-167, Class GA, 7.00%, 09/25/23	42,503
1,744	Series 1993-175, Class SA, IF, 13.78%, 09/25/08	1,745
1,506	Series 1993-190, Class S, IF, 9.86%, 10/25/08	1,512
376	Series 1993-196, Class FA, VAR, 4.01%, 10/25/08	376
564	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	565
383,628	Series 1993-203, Class PL, 6.50%, 10/25/23	400,342
17,065	Series 1993-205, Class H, PO, 09/25/23	14,294
272,949	Series 1993-225, Class UB, 6.50%, 12/25/23	287,070
7,060	Series 1993-230, Class FA, VAR, 3.10%, 12/25/23	7,080
52	Series 1993-233, Class SB, IF, 11.53%, 12/25/08	53
355,950	Series 1993-250, Class Z, 7.00%, 12/25/23	374,629
111,129	Series 1993-257, Class C, PO, 06/25/23	99,312
233	Series 1994-13, Class SK, IF, 13.15%, 02/25/09	236
5,269	Series 1994-33, Class FA, VAR, 4.11%, 03/25/09	5,266
54,984	Series 1995-2, Class Z, 8.50%, 03/25/25	58,778
83,206	Series 1995-19, Class Z, 6.50%, 11/25/23	89,497
348	Series 1996-20, Class L, PO, 09/25/08	346
1,191	Series 1996-39, Class J, PO, 09/25/08	1,185
14,593	Series 1996-59, Class J, 6.50%, 08/25/22	15,154
122,736	Series 1996-59, Class K, 6.50%, 07/25/23	126,974
474,291	Series 1997-20, Class IB, VAR, IO, 1.84%, 03/25/27	13,043
44,473	Series 1997-39, Class PD, 7.50%, 05/20/27	47,149
100,825	Series 1997-46, Class PL, 6.00%, 07/18/27	103,503
268,323	Series 1997-61, Class ZC, 7.00%, 02/25/23	285,558
127,429	Series 1998-36, Class ZB, 6.00%, 07/18/28	131,186
125,540	Series 1998-43, Class SA, IF, IO, 14.32%, 04/25/23	39,874
19,213	Series 2000-52, Class IO, IO, 8.50%, 01/25/31	4,811
249,998	Series 2001-30, Class PM, 7.00%, 07/25/31	263,825
248,664	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	64,553
388,147	Series 2001-36, Class DE, 7.00%, 08/25/31	407,485
48,245	Series 2001-44, Class PD, 7.00%, 09/25/31	51,068
222,465	Series 2001-52, Class XN, 6.50%, 11/25/15	233,867
557,378	Series 2001-61, Class Z, 7.00%, 11/25/31	585,847
323,047	Series 2001-69, Class PG, 6.00%, 12/25/16	335,581
210,728	Series 2001-71, Class QE, 6.00%, 12/25/16	218,918
105,541	Series 2001-80, Class PE, 6.00%, 07/25/29	108,620
115,241	Series 2002-1, Class HC, 6.50%, 02/25/22	120,821
31,723	Series 2002-1, Class SA, IF, 17.12%, 02/25/32	37,336
367,310	Series 2002-3, Class OG, 6.00%, 02/25/17	381,535
37,087	Series 2002-8, Class SR, IF, 11.26%, 03/25/09	37,135
708,955	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	27,260
352,870	Series 2002-28, Class PK, 6.50%, 05/25/32	369,840
682,364	Series 2002-62, Class ZE, 5.50%, 11/25/17	689,714
109,858	Series 2002-73, Class S, IF, 10.04%, 11/25/09	112,211
264,604	Series 2002-74, Class VB, 6.00%, 11/25/31	268,755
137,163	Series 2002-77, Class S, IF, 9.93%, 12/25/32	139,686
30,168	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	4,411
252,739	Series 2002-93, Class PD, 3.50%, 02/25/29	250,732
500,000	Series 2002-94, Class BK, 5.50%, 01/25/18	509,977
293,000	Series 2003-22, Class UD, 4.00%, 04/25/33	238,467
250,000	Series 2003-41, Class PE, 5.50%, 05/25/23	256,646
100,000	Series 2003-47, Class PE, 5.75%, 06/25/33	98,376
72,389	Series 2003-64, Class SX, IF, 7.60%, 07/25/33	53,234
207,413	Series 2003-66, Class PA, 3.50%, 02/25/33	190,557
647,059	Series 2003-68, Class LC, 3.00%, 07/25/22	553,575
523,115	Series 2003-68, Class QP, 3.00%, 07/25/22	494,829
137,818	Series 2003-71, Class DS, IF, 4.19%, 08/25/33	88,812
834,616	Series 2003-73, Class GA, 3.50%, 05/25/31	795,115
921,028	Series 2003-80, Class SY, IF, IO, 5.17%, 06/25/23	104,518
500,000	Series 2003-83, Class PG, 5.00%, 06/25/23	496,434
108,081	Series 2003-91, Class SD, IF, 8.36%, 09/25/33	102,093
250,000	Series 2003-106, Class US, IF, 5.35%, 11/25/23	177,736
500,000	Series 2003-106, Class WE, 4.50%, 11/25/22	483,064
766,608	Series 2003-116, Class SB, IF, IO, 5.12%, 11/25/33	78,151
600,000	Series 2003-117, Class JB, 3.50%, 06/25/33	552,057
500,000	Series 2003-128, Class KE, 4.50%, 01/25/14	501,464
500,000	Series 2003-128, Class NG, 4.00%, 01/25/19	468,239
131,327	Series 2003-130, Class SX, IF, 7.80%, 01/25/34	126,962
212,955	Series 2003-132, Class OA, PO, 08/25/33	159,032
700,000	Series 2004-1, Class AC, 4.00%, 02/25/19	657,384
307,810	Series 2004-4, Class QM, IF, 9.24%, 06/25/33	298,084
200,137	Series 2004-10, Class SC, IF, 18.67%, 02/25/34	220,097
164,907	Series 2004-14, Class SD, IF, 5.35%, 03/25/34	110,543
174,232	Series 2004-21, Class CO, PO, 04/25/34	90,794
178,833	Series 2004-22, Class A, 4.00%, 04/25/19	164,958
389,251	Series 2004-36, Class SA, IF, 12.70%, 05/25/34	410,900
79,069	Series 2004-51, Class SY, IF, 9.28%, 07/25/34	76,551
150,029	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	140,096

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
200,000	Series 2004-76, Class CL, 4.00%, 10/25/19	188,275
1,000,000	Series 2004-81, Class AC, 4.00%, 11/25/19	937,861
226,413	Series 2004-92, Class JO, PO, 12/25/34	212,909
762,510	Series 2005-28, Class JA, 5.00%, 04/25/35	710,331
714,437	Series 2005-40, Class YA, 5.00%, 09/25/20	724,896
401,063	Series 2005-47, Class AN, 5.00%, 12/25/16	406,099
522,477	Series 2005-52, Class PA, 6.50%, 06/25/35	544,895
853,000	Series 2005-68, Class BC, 5.25%, 06/25/35	841,107
950,490	Series 2005-84, Class XM, 5.75%, 10/25/35	974,484
1,000,000	Series 2005-109, Class PC, 6.00%, 12/25/35	1,040,190
700,000	Series 2005-110, Class MN, 5.50%, 06/25/35	708,001
201,123	Series 2006-22, Class AO, PO, 04/25/36	150,814
470,210	Series 2006-59, Class QO, PO, 01/25/33	370,421
516,141	Series 2006-110, Class PO, PO, 11/25/36	377,540
1,043,014	Series 2007-7, Class SG, IF, IO, 4.02%, 08/25/36	70,006
959,565	Series 2008-16, Class IS, IF, IO, 3.72%, 03/25/38	72,986
35,794	Series G92-15, Class Z, 7.00%, 01/25/22	36,868
6,339	Series G92-42, Class Z, 7.00%, 07/25/22	6,747
129,902	Series G92-44, Class ZQ, 8.00%, 07/25/22	139,904
77,530	Series G92-54, Class ZQ, 7.50%, 09/25/22	83,559
4,885	Series G92-59, Class F, VAR, 3.81%, 10/25/22	4,729
12,568	Series G92-61, Class Z, 7.00%, 10/25/22	13,315
132,460	Series G92-66, Class KB, 7.00%, 12/25/22	140,651
38,176	Series G93-1, Class KA, 7.90%, 01/25/23	41,580
40,776	Series G93-17, Class SI, IF, 6.00%, 04/25/23	38,737
	Federal National Mortgage Association Interest STRIPS,
106,887	Series 329, Class 1, PO, 01/01/33	78,487
140,467	Series 340, Class 1, PO, 09/01/33	99,408
1	Series K, Class 2, HB, 255.60%, 11/01/08	2
	Federal National Mortgage Association Whole Loan,
140,760	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	143,596
86,958	Series 2003-W1, Class 2A, 7.50%, 12/25/42	90,206
140,797	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	150,073
	Government National Mortgage Association,
109,755	Series 1994-3, Class PQ, 7.49%, 07/16/24	117,470
500,000	Series 1994-7, Class PQ, 6.50%, 10/16/24	527,467
114,565	Series 1996-16, Class E, 7.50%, 08/16/26	121,126
109,470	Series 1997-8, Class PN, 7.50%, 05/16/27	116,426
128,894	Series 1998-26, Class K, 7.50%, 09/17/25	138,130
119,124	Series 1999-41, Class Z, 8.00%, 11/16/29	126,433
66,292	Series 1999-44, Class PC, 7.50%, 12/20/29	70,602
83,563	Series 1999-44, Class ZG, 8.00%, 12/20/29	88,762
58,447	Series 2000-6, Class Z, 7.50%, 02/20/30	62,635
98,585	Series 2000-14, Class PD, 7.00%, 02/16/30	104,469
366,370	Series 2000-21, Class Z, 9.00%, 03/16/30	409,359
46,503	Series 2000-26, Class Z, 7.75%, 09/20/30	46,429
6,744	Series 2000-36, Class IK, IO, 9.00%, 11/16/30	1,639
800,000	Series 2000-36, Class PB, 7.50%, 11/16/30	866,745
87,561	Series 2000-37, Class B, 8.00%, 12/20/30	90,999
23,047	Series 2000-38, Class AH, 7.15%, 12/20/30	23,777
51,388	Series 2001-4, Class SJ, IF, IO, 5.67%, 01/19/30	5,257
161,800	Series 2001-36, Class S, IF, IO, 5.58%, 08/16/31	16,249
200,000	Series 2001-64, Class MQ, 6.50%, 12/20/31	208,029
32,119	Series 2002-24, Class SB, IF, 8.22%, 04/16/32	30,875
164,710	Series 2002-54, Class GB, 6.50%, 08/20/32	172,822
184,022	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	24,005
20,589	Series 2003-24, Class PO, PO, 03/16/33	16,650
458,001	Series 2003-76, Class LS, IF, IO, 4.72%, 09/20/31	33,083
827,126	Series 2004-11, Class SW, IF, IO, 3.02%, 02/20/34	66,236
84,219	Series 2004-28, Class S, IF, 12.87%, 04/16/34	86,690
	Vendee Mortgage Trust,
124,439	Series 1994-1, Class 1, VAR, 5.62%, 02/15/24	125,139
297,391	Series 1996-1, Class 1Z, 6.75%, 02/15/26	310,587
160,895	Series 1996-2, Class 1Z, 6.75%, 06/15/26	171,004
586,754	Series 1997-1, Class 2Z, 7.50%, 02/15/27	635,865
164,097	Series 1998-1, Class 2E, 7.00%, 03/15/28	173,328
		57,447,513
	Non-Agency CMO — 22.0%
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.85%, 09/25/35	394,752
	Banc of America Funding Corp.,
231,088	Series 2003-1, Class A, PO, 05/20/33	156,948
495,667	Series 2003-3, Class 1A33, 5.50%, 10/25/33	471,207
133,622	Series 2004-1, Class PO, PO, 03/25/34	89,051
1,000,000	Series 2005-6, Class 2A7, 5.50%, 10/25/35	951,394
217,729	Series 2005-7, Class 30, PO, 11/25/35	130,853
698,568	Series 2005-E, Class 4A1, VAR, 4.11%, 03/20/35	693,494
	Banc of America Mortgage Securities, Inc.,
111,260	Series 2002-10, Class A, PO, 11/25/32	98,992
66,197	Series 2003-8 Class A, PO, 11/25/33	46,634
69,521	Series 2004-4, Class A, PO, 05/25/34	46,495
500,464	Series 2004-5, Class 2A2, 5.50%, 06/25/34	401,043
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	119,277
225,727	Series 2004-6, Class A, PO, 07/25/34	140,266
289,581	Series 2004-7 Class 1A19, PO, 08/25/34	161,415

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
200,000	Series 2004-E, Class 2A5, VAR, 4.11%, 06/25/34	192,583
550,335	Series 2004-J, Class 3A1, VAR, 5.07%, 11/25/34	536,043
	Bank of America Alternative Loan Trust,
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	161,324
131,231	Series 2004-6, Class 15, PO, 07/25/19	95,975
	Bear Stearns Adjustable Rate Mortgage Trust,
377,795	Series 2003-7, Class 3A, VAR, 4.93%, 10/25/33 (i) (y)	367,374
932,199	Series 2006-1, Class A1, VAR, 4.62%, 02/25/36 (y)	890,099
	Citicorp Mortgage Securities, Inc.,
1,186,455	Series 2004-1, Class 3A1, 4.75%, 01/25/34	1,151,456
618,851	Series 2004-5, Class 2A5, 4.50%, 08/25/34	586,311
	Citigroup Mortgage Loan Trust, Inc.,
75,651	Series 2003-UP3, Class A3, 7.00%, 09/25/33	74,363
91,125	Series 2003-UST1, Class 1, PO, 12/25/18	67,428
52,166	Series 2003-UST1, Class 3, PO, 12/25/18	39,841
195,216	Series 2003-UST1, Class A1, 5.50%, 12/25/18	192,105
216,607	Series 2005-1, Class 2A1A, VAR, 6.48%, 04/25/35	202,811
	Countrywide Alternative Loan Trust,
264,067	Series 2002-8, Class A4, 6.50%, 07/25/32	262,511
93,019	Series 2003-J1, Class PO, PO, 10/25/33	66,220
1,417,163	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	1,091,034
200,000	Series 2004-18CB, Class 2A4, 5.70%, 09/25/34	179,900
325,423	Series 2005-5R, Class A1, 5.25%, 12/25/18	314,458
2,401,483	Series 2005-22T1, Class A2, IF, IO, 2.59%, 06/25/35	73,295
1,181,600	Series 2005-28CB, Class 1A4, 5.50%, 08/25/35	970,200
212,991	Series 2005-26CB, Class 1A5, IF, 8.55%, 07/25/35	208,731
600,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	524,377
2,231,044	Series 2005-J1, Class 1A4, IF, IO, 2.62%, 02/25/35	68,587
200,000	Series 2007-21BC, Class 1A5, 6.00%, 09/25/37	125,430
	Countrywide Home Loan Mortgage Pass Through Trust,
681,767	Series 2003-26, Class 1A6, 3.50%, 08/25/33	585,443
74,470	Series 2003-34, Class A11, 5.25%, 09/25/33	66,686
186,364	Series 2003-44, Class A6, PO, 10/25/33	136,442
218,619	Series 2003-J7, Class 4A3, IF, 6.58%, 08/25/18	199,077
205,844	Series 2004-7 Class 2A1, VAR, 4.03%, 06/25/34	202,430
127,341	Series 2004-HYB1, Class 2A, VAR, 4.19%, 05/20/34	122,256
172,096	Series 2004-HYB3, Class 2A, VAR, 4.08%, 06/20/34	171,243
115,791	Series 2004-J8, Class A, PO, 11/25/19	81,642
690,999	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	659,653
500,000	Series 2005-16, Class A23, 5.50%, 09/25/35	470,121
659,590	Series 2005-22, Class 2A1, VAR, 5.25%, 11/25/35	601,644
122,692	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	90,332
296,536	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	239,093
	First Horizon Asset Securities, Inc.,
451,626	Series 2003-3, Class 1A4, 3.90%, 05/25/33	418,312
481,691	Series 2004-AR7, Class 2A1, VAR, 4.91%, 02/25/35	471,614
300,000	Series 2004-AR7, Class 2A2, VAR, 4.91%, 02/25/35	294,347
416,659	Series 2005-AR1, Class 2A2, VAR, 5.00%, 04/25/35	400,414
650,000	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 3A4, VAR, 4.85%, 06/19/35	622,431
	GSR Mortgage Loan Trust,
465,868	Series 2004-6F, Class 1A2, 5.00%, 05/25/34	347,922
1,000,000	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	962,346
526,297	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	514,137
60,150	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	54,521
2,880,038	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, VAR, IO, 0.71%, 08/25/35	40,617
	MASTR Adjustable Rate Mortgages Trust,
356,142	Series 2004-13, Class 2A1, VAR, 3.82%, 04/21/34	354,796
1,100,000	Series 2004-13, Class 3A6, VAR, 3.79%, 11/21/34	1,073,318
	MASTR Alternative Loans Trust,
430,151	Series 2003-9, Class 8A1, 6.00%, 01/25/34	385,680
1,099,095	Series 2004-4, Class 10A1, 5.00%, 05/25/24	1,020,785
465,712	Series 2004-6, Class 7A1, 6.00%, 07/25/34	432,530
66,316	Series 2004-7, Class 30, PO, 08/25/34	43,962
475,948	Series 2004-8, Class 6A1, 5.50%, 09/25/19	449,571
599,517	Series 2004-10, Class 1A1, 4.50%, 09/25/19	552,305
	MASTR Asset Securitization Trust,
105,678	Series 2003-4, Class 2A2, 5.00%, 05/25/18	105,150
200,525	Series 2003-11, Class 6A2, 4.00%, 12/25/33	198,046
220,565	Series 2003-12, Class 15, PO, 12/25/18	166,150
304,891	Series 2004-6, Class PO, PO, 07/25/19	223,996
293,572	Series 2004-8, Class PO, PO, 08/25/19	215,266
509,013	Series 2004-10, Class 15, PO, 10/25/19	365,206
974,424	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	640,347

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
138,261	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 2.80%, 02/25/35	116,766
111,755	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	112,694
	Residential Accredit Loans, Inc.,
283,105	Series 2002-QS8, Class A5, 6.25%, 06/25/17	282,368
780,428	Series 2003-QR19, Class CB4, 5.75%, 10/25/33	677,788
69,846	Series 2003-QS3, Class A2, IF, 11.04%, 02/25/18	70,663
246,900	Series 2003-QS3, Class A8, IF, IO, 5.12%, 02/25/18	20,396
547,450	Series 2003-QS9, Class A3, IF, IO, 5.07%, 05/25/18	50,983
652,345	Series 2003-QS14, Class A1, 5.00%, 07/25/18	615,651
198,882	Series 2003-QS18, Class A1, 5.00%, 09/25/18	192,170
86,941	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.75%, 02/25/19	78,243
	Residential Funding Mortgage Securities I,
409,314	Series 2003-S7, Class A17, 4.00%, 05/25/33	374,909
217,943	Series 2003-S11, Class A1, 2.50%, 06/25/18	209,591
165,000	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	151,979
357,056	Series 2005-SA4, Class 1A1, VAR, 4.93%, 09/25/35	345,322
27,656	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class 1, PO, 12/25/18	22,015
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.97%, 06/25/34	358,947
	Structured Asset Securities Corp.,
500,000	Series 2003-8, Class 1A2, 5.00%, 04/25/18	485,915
300,981	Series 2004-20, Class 1A3, 5.25%, 11/25/34	281,279
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
3,071,448	Series 2005-2, Class 1A4, IF, IO, 2.57%, 04/25/35	90,474
1,050,697	Series 2005-2, Class 2A3, IF, IO, 2.52%, 04/25/35	30,174
800,000	Series 2005-4, Class CB7, 5.50%, 06/25/35	689,788
109,208	Series 2005-4, Class DP, PO, 06/25/20	76,628
309,490	Series 2005-6, Class 2A4, 5.50%, 08/25/35	268,276
190,339	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.50%, 05/25/32	189,031
	WaMu Mortgage Pass-Through Certificates,
70,714	Series 2003-AR8, Class A, VAR, 4.03%, 08/25/33	69,684
297,504	Series 2003-S4, Class 3A, 5.50%, 06/25/33	294,428
452,456	Series 2003-S8, Class A4, 4.50%, 09/25/18	419,849
864,090	Series 2003-S10, Class A5, 5.00%, 10/25/18	830,869
66,469	Series 2003-S10, Class A6, PO, 10/25/18	51,843
124,381	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	121,481
905,378	Series 2004-S3, Class 2A3, IF, 12.01%, 07/25/34	922,827
	Wells Fargo Mortgage Backed Securities Trust,
150,000	Series 2003-8, Class A9, 4.50%, 08/25/18	145,531
82,805	Series 2003-11, Class 1A, PO, 10/25/18	61,936
663,000	Series 2003-11, Class 1A4, 4.75%, 10/25/18	644,551
146,798	Series 2003-17, Class 2A4, 5.50%, 01/25/34	145,549
542,279	Series 2003-K, Class 1A2, VAR, 4.49%, 11/25/33	510,085
307,381	Series 2004-7, Class 2A2, 5.00%, 07/25/19	297,775
527,724	Series 2004-EE, Class 3A1, VAR, 4.02%, 12/25/34	520,462
661,464	Series 2004-P, Class 2A1, VAR, 4.23%, 09/25/34	646,152
600,000	Series 2004-S, Class A5, VAR, 3.54%, 09/25/34	593,285
324,572	Series 2005-AR10, Class 2A4, VAR, 4.11%, 06/25/35	321,367
254,730	Series 2005-AR16, Class 2A1, VAR, 4.94%, 10/25/35	245,486
		38,959,318
	Total Collateralized Mortgage Obligations (Cost $98,659,162)	96,406,831
	Commercial Mortgage-Backed Securities — 1.7%
550,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	533,068
	Bear Stearns Commercial Mortgage Securities,
2,859	Series 2000-WF1, Class A1, VAR, 7.64%, 02/15/32 (y)	2,862
250,000	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42 (y)	239,924
360,000	Series 2006-PW11, Class A4, VAR, 5.62%, 03/11/39 (y)	346,435
212,543	Series 2006-PW14, Class A1, 5.04%, 12/11/38 (y)	210,451
155,001	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.92%, 03/15/49	156,082
90,807	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	92,479
100,000	LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, VAR, 6.15%, 04/15/41	97,510
330,000	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	316,915
	Morgan Stanley Capital I,
198,127	Series 2006-IQ12, Class A1, 5.26%, 12/15/43	197,319
73,087	Series 2006-T23, Class A1, 5.68%, 08/12/41	73,475
200,000	TIAA Retail Commercial Trust (Cayman Islands), Series 2007-C4, Class A3, VAR, 6.10%, 08/15/39	195,933

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
450,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	444,961
	Total Commercial Mortgage-Backed Securities (Cost $2,990,622)	2,907,414
	Corporate Bonds — 15.2%
	Aerospace & Defense — 0.1%
135,000	Northrop Grumman Corp., 7.13%, 02/15/11	143,915
50,213	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (c) (e)	51,967
		195,882
	Air Freight & Logistics — 0.0% (g)
50,000	United Parcel Service, Inc., 5.50%, 01/15/18	50,628
	Airlines — 0.1%
85,000	American Airlines, Inc., Series 1999-1, 7.02%, 10/15/09 (c)	82,875
	United Air Lines, Inc.,
85,174	Series 2001-1, 6.07%, 03/01/13	85,493
54,435	Series 2001-1, 6.20%, 09/01/10 (f)	53,346
		221,714
	Automobiles — 0.2%
350,000	Daimler Finance North America LLC, 7.20%, 09/01/09	359,996
	Beverages — 0.0% (g)
50,000	Coca-Cola Enterprises, Inc., 8.50%, 02/01/12	56,082
	Capital Markets — 2.6%
	Bear Stearns Cos., Inc. (The),
100,000	3.25%, 03/25/09 (y)	98,631
100,000	5.70%, 11/15/14 (y)	96,642
250,000	6.40%, 10/02/17 (y)	247,048
	Credit Suisse First Boston USA, Inc.,
50,000	4.88%, 01/15/15	47,694
150,000	5.50%, 08/15/13 (c)	149,767
500,000	6.13%, 11/15/11	513,336
	Goldman Sachs Group, Inc. (The),
200,000	3.88%, 01/15/09	200,006
375,000	4.75%, 07/15/13	360,713
150,000	5.25%, 10/15/13	146,829
100,000	5.50%, 11/15/14	97,848
150,000	5.95%, 01/18/18	143,993
70,000	6.75%, 10/01/37	64,032
200,000	6.88%, 01/15/11	207,617
	Lehman Brothers Holdings, Inc.,
200,000	4.80%, 03/13/14	179,569
100,000	5.75%, 05/17/13	95,122
175,000	6.63%, 01/18/12	173,147
	Merrill Lynch & Co., Inc.,
200,000	4.13%, 01/15/09	197,712
100,000	4.79%, 08/04/10	97,223
120,000	5.45%, 07/15/14	112,517
135,000	6.15%, 04/25/13	130,842
80,000	6.40%, 08/28/17	74,131
90,000	6.88%, 04/25/18	85,655
	Morgan Stanley,
400,000	4.75%, 04/01/14	364,492
300,000	6.60%, 04/01/12	305,016
450,000	6.75%, 04/15/11	461,608
		4,651,190
	Chemicals — 0.3%
	Dow Chemical Co. (The),
110,000	6.00%, 10/01/12	113,980
150,000	6.13%, 02/01/11	154,930
30,000	7.38%, 11/01/29	31,818
80,000	Monsanto Co., 7.38%, 08/15/12	88,108
50,000	Potash Corp. of Saskatchewan (Canada), 4.88%, 03/01/13	49,871
90,000	Praxair, Inc., 5.25%, 11/15/14	91,048
		529,755
	Commercial Banks — 1.7%
	Barclays Bank plc (United Kingdom),
100,000	5.45%, 09/12/12	101,162
150,000	6.05%, 12/04/17 (e)	147,029
75,000	Branch Banking & Trust Co., 4.88%, 01/15/13	72,394
50,000	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	49,326
250,000	Huntington National Bank (The), 8.00%, 04/01/10	252,036
	Keycorp,
200,000	4.70%, 05/21/09	197,189
35,000	6.50%, 05/14/13	31,250
75,000	Marshall & Ilsley Corp., 5.35%, 04/01/11	72,436
20,000	National City Bank, VAR, 2.93%, 01/21/10	18,071
50,000	PNC Funding Corp., 5.25%, 11/15/15	46,316
50,000	Regions Financial Corp., 7.38%, 12/10/37	45,038
190,000	Royal Bank of Canada (Canada), 3.88%, 05/04/09	190,371
150,000	State Street Corp., 7.65%, 06/15/10	157,466
250,000	SunTrust Bank, 6.38%, 04/01/11	254,610
100,000	UBS AG (Switzerland), 5.75%, 04/25/18	95,422

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
100,000	US Bancorp, 7.50%, 06/01/26	107,361
250,000	U.S. Bank N.A., 7.13%, 12/01/09	259,387
	Wachovia Bank N.A.,
250,000	6.60%, 01/15/38	217,848
100,000	7.80%, 08/18/10	105,386
	Wachovia Corp.,
240,000	3.50%, 08/15/08	239,827
150,000	3.63%, 02/17/09	148,300
260,000	Wells Fargo & Co., 3.13%, 04/01/09	258,825
		3,067,050
	Communications Equipment — 0.0% (g)
80,000	Cisco Systems, Inc., 5.50%, 02/22/16	80,713
	Computers & Peripherals — 0.1%
	International Business Machines Corp.,
150,000	5.39%, 01/22/09	151,509
50,000	6.22%, 08/01/27	50,052
		201,561
	Consumer Finance — 0.8%
	Capital One Financial Corp.,
65,000	5.70%, 09/15/11	61,824
185,000	6.25%, 11/15/13 (c)	180,701
	HSBC Finance Corp.,
150,000	5.00%, 06/30/15	141,784
150,000	5.25%, 01/15/14	146,342
500,000	6.50%, 11/15/08	503,998
20,000	John Deere Capital Corp., 4.50%, 04/03/13	19,750
	SLM Corp.,
150,000	Series A, 4.00%, 01/15/10	139,734
100,000	Series A, 5.38%, 01/15/13	88,077
100,000	Toyota Motor Credit Corp., 2.88%, 08/01/08	99,963
100,000	Washington Mutual Financial Corp., 6.88%, 05/15/11	102,585
		1,484,758
	Diversified Financial Services — 2.2%
250,000	Associates Corp. of North America, 8.55%, 07/15/09	259,925
	Bank of America Corp.,
205,000	5.65%, 05/01/18	191,385
570,000	7.80%, 02/15/10	594,913
150,000	CIT Group, Inc., 7.63%, 11/30/12 (c)	124,677
	Citigroup, Inc.,
150,000	4.70%, 05/29/15	136,346
300,000	5.63%, 08/27/12	295,143
100,000	6.13%, 05/15/18	95,697
	General Electric Capital Corp.,
200,000	4.80%, 05/01/13	195,934
100,000	5.25%, 10/19/12	100,975
400,000	5.63%, 05/01/18	386,822
100,000	5.88%, 01/14/38 (c)	90,627
500,000	7.38%, 01/19/10 (c)	525,667
390,000	Series A, 5.88%, 02/15/12	404,617
110,000	Series A, 6.00%, 06/15/12	113,672
200,000	Series A, 6.75%, 03/15/32	201,390
40,000	International Lease Finance Corp., 5.88%, 05/01/13	35,687
130,000	Textron Financial Corp., 5.13%, 02/03/11	131,435
		3,884,912
	Diversified Telecommunication Services — 1.6%
	AT&T, Inc.,
125,000	4.95%, 01/15/13	124,567
50,000	5.50%, 02/01/18	48,450
70,000	5.60%, 05/15/18	68,298
100,000	BellSouth Corp., 5.20%, 09/15/14	98,547
	Bellsouth Telecommunications, Inc.,
261,685	6.30%, 12/15/15	265,432
400,000	British Telecommunications plc (United Kingdom), 8.62%, 12/15/10	429,500
180,000	France Telecom S.A. (France), 7.75%, 03/01/11	190,627
150,000	Nynex Capital Funding Co., SUB, 8.23%, 10/15/09	154,200
	Sprint Capital Corp.,
100,000	8.38%, 03/15/12	99,000
60,000	8.75%, 03/15/32	57,150
	Telecom Italia Capital S.A. (Luxembourg),
50,000	4.95%, 09/30/14	45,763
130,000	5.25%, 11/15/13	122,804
100,000	Telefonica Emisones S.A.U. (Spain), 5.86%, 02/04/13	100,668
115,000	TELUS Corp. (Canada), 8.00%, 06/01/11	123,472
650,000	Verizon Global Funding Corp., 7.25%, 12/01/10	690,073
100,000	Verizon Pennsylvania, Inc., 8.35%, 12/15/30	112,303
100,000	Verizon Virginia, Inc., Series A, 4.63%, 03/15/13	96,668
		2,827,522
	Electric Utilities — 0.7%
25,000	Alabama Power Co., 6.13%, 05/15/38	25,211
100,000	Carolina Power & Light Co., 5.13%, 09/15/13	100,622
100,000	CenterPoint Energy Houston Electric LLC, Series M2, 5.75%, 01/15/14	99,633

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
40,000	Columbus Southern Power Co., 6.05%, 05/01/18	39,768
75,000	Duke Energy Corp., 5.10%, 04/15/18	73,145
150,000	Exelon Generation Co. LLC, 6.95%, 06/15/11	155,036
	Florida Power & Light Co.,
30,000	5.95%, 10/01/33	29,600
30,000	5.95%, 02/01/38 (c)	29,657
75,000	Pacific Gas & Electric Co., 5.63%, 11/30/17 (c)	74,709
75,000	Potomac Electric Power, 6.50%, 11/15/37	73,236
65,000	PSEG Power LLC, 7.75%, 04/15/11	69,260
175,000	Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	165,130
	Virginia Electric and Power Co.,
140,000	5.10%, 11/30/12	140,070
50,000	5.40%, 04/30/18	48,267
70,000	5.95%, 09/15/17	70,347
		1,193,691
	Food & Staples Retailing — 0.1%
150,000	Kroger Co. (The), 8.05%, 02/01/10	156,976
	Food Products — 0.2%
50,000	Kellogg Co., 4.25%, 03/06/13	48,572
	Kraft Foods, Inc.,
165,000	6.13%, 02/01/18	160,393
100,000	6.88%, 02/01/38	97,221
		306,186
	Gas Utilities — 0.1%
25,000	CenterPoint Energy Resources Corp., 6.13%, 11/01/17 (c)	24,353
80,000	KeySpan Gas East Corp., 7.88%, 02/01/10	84,101
50,000	TransCanada Pipelines Ltd. (Canada), 4.00%, 06/15/13	47,022
		155,476
	Industrial Conglomerates — 0.1%
250,000	General Electric Co., 5.00%, 02/01/13	251,800
	Insurance — 1.7%
60,000	Allstate Life Global Funding Trusts, 5.38%, 04/30/13	59,765
130,000	American International Group, Inc., 4.25%, 05/15/13	119,373
300,000	ASIF Global Financing XIX, 4.90%, 01/17/13 (e)	288,225
250,000	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	249,151
165,000	Genworth Global Funding Trusts, 5.20%, 10/08/10	165,045
200,000	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	207,366
	John Hancock Global Funding II,
100,000	3.50%, 01/30/09 (e)	99,800
100,000	7.90%, 07/02/10 (e)	106,524
200,000	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	198,335
100,000	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	98,253
150,000	Monumental Global Funding II, 4.38%, 07/30/09 (e)	148,752
100,000	Nationwide Financial Services, 6.25%, 11/15/11	101,906
	New York Life Global Funding,
75,000	3.88%, 01/15/09 (e)	75,164
250,000	5.38%, 09/15/13 (e)	255,495
145,000	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	144,902
300,000	Principal Life Global Funding I, 6.25%, 02/15/12 (e)	314,275
	Protective Life Secured Trust,
85,000	4.00%, 10/07/09	84,191
200,000	4.00%, 04/01/11	194,842
25,000	Travelers Cos., Inc. (The), 5.80%, 05/15/18	24,324
		2,935,688
	Machinery — 0.0% (g)
25,000	Parker-Hannifin Corp., 5.50%, 05/15/18	25,079
	Media — 0.6%
125,000	Comcast Cable Communications Holdings, Inc., 7.13%, 06/15/13	131,781
335,000	Comcast Cable Holdings LLC 9.80%, 02/01/12	377,618
	Comcast Corp.,
100,000	5.50%, 03/15/11	100,075
50,000	5.90%, 03/15/16	48,854
100,000	Historic TW, Inc.,9.15%, 02/01/23	114,729
	Time Warner Entertainment Co. LP,
50,000	8.38%, 03/15/23	53,880
150,000	10.15%, 05/01/12	168,395
		995,332
	Metals & Mining — 0.1%
100,000	Alcoa, Inc., 5.55%, 02/01/17	93,635
40,000	BHP Billiton Finance USA Ltd. (Australia), 5.40%, 03/29/17	38,180
		131,815
	Multi-Utilities — 0.2%
130,000	DTE Energy Co., Series A, 6.65%, 04/15/09	131,895
150,000	Duke Energy Carolinas LLC, 5.63%, 11/30/12	154,341
		286,236

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 0.3%
100,000	Canadian Natural Resources Ltd. (Canada), 5.90%, 02/01/18	99,360
75,000	ConocoPhillips Canada Funding Co. (Canada), 5.63%, 10/15/16 (c)	76,409
125,000	ConocoPhillips Co., 8.75%, 05/25/10	136,031
150,000	Marathon Oil Corp., 6.00%, 10/01/17	149,144
		460,944
	Paper & Forest Products — 0.2%
	International Paper Co.,
165,000	4.00%, 04/01/10	159,741
55,000	4.25%, 01/15/09	54,820
100,000	Weyerhaeuser Co., 6.75%, 03/15/12	102,992
		317,553
	Personal Products — 0.1%
93,384	Procter & Gamble — Esop, Series A, 9.36%, 01/01/21	117,333
	Pharmaceuticals — 0.0% (g)
35,000	AstraZeneca plc (United Kingdom), 5.40%, 06/01/14	35,837
	Real Estate Investment Trusts (REITs) — 0.1%
100,000	HRPT Properties Trust, 6.65%, 01/15/18	91,864
	Simon Property Group LP,
50,000	5.63%, 08/15/14	48,348
20,000	6.10%, 05/01/16	19,570
		159,782
	Real Estate Management & Development — 0.0% (g)
30,000	ERP Operating LP, 4.75%, 06/15/09	29,755
	Road & Rail — 0.1%
	Burlington Northern Santa Fe Corp.,
60,000	6.13%, 03/15/09	60,551
150,000	7.13%, 12/15/10	157,918
		218,469
	Software — 0.1%
50,000	Oracle Corp., 5.75%, 04/15/18	49,957
50,000	Oracle Corp. and Ozark Holding, Inc., 5.25%, 01/15/16	49,199
		99,156
	Specialty Retail — 0.0% (g)
30,000	Home Depot, Inc., 5.40%, 03/01/16	27,548
	Thrifts & Mortgage Finance — 0.5%
250,000	Countrywide Home Loans, Inc., 4.00%, 03/22/11	227,596
250,000	Washington Mutual Bank, 5.65%, 08/15/14	195,000
	Washington Mutual, Inc.,
90,000	4.20%, 01/15/10	78,300
50,000	7.25%, 11/01/17	36,937
300,000	World Savings Bank FSB, 4.50%, 06/15/09 (c)	299,676
		837,509
	Water Utilities — 0.0% (g)
100,000	American Water Capital Corp., 6.09%, 10/15/17	95,920
	Wireless Telecommunication Services — 0.3%
150,000	AT&T Wireless Services, Inc., 7.88%, 03/01/11	159,698
380,000	Sprint Nextel Corp., 6.00%, 12/01/16	326,800
50,000	Vodafone Group plc (United Kingdom), 5.00%, 09/15/15	47,308
		533,806
	Total Corporate Bonds (Cost $27,233,726)	26,983,654
	Foreign Government Securities — 0.4%
400,000	Province of Quebec (Canada), 5.75%, 02/15/09	406,437
	United Mexican States (Mexico),
150,000	4.63%, 10/08/08	150,450
100,000	6.63%, 03/03/15	107,380
	Total Foreign Government Securities (Cost $650,992)	664,267
	Mortgage Pass-Through Securities — 11.7%
	Federal Home Loan Mortgage Corp. Conventional Pools,
371,754	ARM, 4.14%, 04/01/34	372,757
254,517	ARM, 4.64%, 03/01/35	257,642
	30 Year, Single Family,
55,411	10.00%, 01/01/20 – 09/01/20	62,711
5,177	12.00%, 07/01/19	5,878
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
1,268,894	4.00%, 05/01/14 – 05/01/19	1,220,679
633,976	4.50%, 08/01/18 – 05/01/19	618,452
524,047	6.50%, 10/01/17 – 02/01/19	546,092
290,807	7.00%, 01/01/17	305,058
3,903	7.50%, 09/01/10	3,944
40,286	8.50%, 11/01/15	44,751
2,503	9.00%, 06/01/10	2,615
	20 Year, Single Family,
127,482	6.00%, 12/01/22	130,276
232,788	6.50%, 11/01/22	242,524
	30 Year, Single Family,
427,416	4.00%, 09/01/35	388,010
276,910	5.50%, 10/01/33	274,358
281,595	6.00%, 01/01/34	285,549
187,400	6.50%, 11/01/34	193,897

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
189,805	7.00%, 04/01/35	200,436
	Other,
299,679	7.00%, 07/01/29	312,207
	Federal National Mortgage Association Pools,
342,301	ARM, 3.80%, 07/01/33	346,341
337,976	ARM, 4.12%, 01/01/34	340,798
244,926	ARM, 4.23%, 10/01/34	246,290
308,549	ARM, 4.27%, 05/01/35	309,648
117,713	ARM, 4.71%, 04/01/34	121,467
15,021	ARM, 4.73%, 03/01/29	15,050
634,575	ARM, 4.77%, 08/01/34	643,515
802,829	ARM, 4.83%, 01/01/35	810,865
307,100	ARM, 4.89%, 04/01/33	311,063
6,019	ARM, 5.74%, 03/01/19	6,036
	15 Year, Single Family,
646,065	3.50%, 09/01/18 – 06/01/19	598,316
3,402,580	4.00%, 07/01/18 – 12/01/18	3,235,003
645,356	4.50%, 07/01/18 – 12/01/19	629,926
68,956	5.00%, 06/01/18	68,870
531,969	6.00%, 03/01/18 – 07/01/19	546,774
177,186	6.50%, 08/01/20	184,455
55,343	8.00%, 11/01/12	57,910
	20 Year, Single Family,
284,013	4.50%, 01/01/25	267,520
393,170	6.50%, 03/01/19 – 12/01/22	409,030
	30 Year, FHA/VA,
112,943	8.50%, 10/01/26 – 06/01/30	123,603
107,926	9.00%, 04/01/25	118,743
	30 Year, Single Family,
383,825	3.00%, 09/01/31	331,966
882,122	4.50%, 08/01/33 – 02/01/35	821,068
445,405	5.00%, 09/01/35	428,432
740,300	5.50%, 12/01/33 – 01/01/34	734,040
1,391,868	6.00%, 01/01/29 – 09/01/33	1,415,636
8,828	7.00%, 08/01/32	9,335
263,755	8.00%, 03/01/27 – 11/01/28	286,700
	Other,
367,364	4.00%, 09/01/13	361,968
542,039	4.50%, 11/01/14	539,146
169,734	5.50%, 09/01/33	168,299
19,755	6.00%, 05/01/09	19,971
519,006	6.50%, 10/01/35	534,971
	Government National Mortgage Association Pool, 15 Year, Single Family,
53,572	8.00%, 01/15/16	56,901
	30 Year, Single Family,
16,626	6.50%, 10/15/28	17,283
34,527	7.00%, 06/15/33	37,041
11,178	7.50%, 09/15/28	12,034
47,770	8.00%, 09/15/22 – 05/15/28	52,136
4,822	8.50%, 05/20/25	5,307
	Total Mortgage Pass-Through Securities (Cost $20,773,968)	20,691,293
	Municipal Bonds — 0.1%
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $160,000)	150,635
	Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento (Supranational), 5.20%, 05/21/13 (Cost $49,885)	49,392
	U.S. Treasury Obligations — 14.0%
	U.S. Treasury Bonds Coupon STRIPS,
200,000	11/15/12	173,258
4,000,000	02/15/14	3,276,576
5,750,000	05/15/14	4,660,409
825,000	02/15/15	643,389
360,000	08/15/15 (c)	273,612
3,085,000	11/15/15 (c)	2,310,501
4,500,000	02/15/16	3,339,877
1,215,000	05/15/16	885,443
200,000	08/15/16 (c)	143,951
2,900,000	11/15/16 (c)	2,049,384
4,600,000	05/15/17	3,156,497
2,900,000	11/15/17 (c)	1,939,262
1,750,000	02/15/19	1,090,803
100,000	02/15/22	52,826
500,000	02/15/23	251,684
40,000	U.S. Treasury Bonds Principal STRIPS, 11/15/12	34,786
398,460	U.S. Treasury Inflation Indexed Bonds, 3.63%, 04/15/28	497,235
	Total U.S. Treasury Obligations (Cost $23,316,801)	24,779,493
	Total Long-Term Investments (Cost $176,056,573)	174,796,590

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.9%
	Investment Company — 0.9%
1,650,246	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $1,650,246)	1,650,246

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 2.8%
	Corporate Notes — 2.0%
750,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	750,000
1,000,000	CDC Financial Products, Inc., VAR, 2.65%, 07/07/08 (i)	1,000,000
750,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08	750,000
1,000,000	UniCredito Italiano Bank plc, (Ireland), VAR, 2.49%, 08/08/08	1,000,000
		3,500,000
	Repurchase Agreements — 0.8%
237,684	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $237,702, collateralized by U.S. Government Agency Mortgages	237,684

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
500,000	Citigroup Global Markets, Inc, 2.51%, dated 06/30/08, due 07/01/08, repurchase price $500,035, collateralized by U.S. Government Agency Mortgages	500,000
750,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $750,058, collateralized by U.S. Government Agency Mortgages	750,000
		1,487,684
	Total Investments of Cash Collateral for Securities on Loan (Cost $4,987,684)	4,987,684
	Total Investments — 102.4% (Cost $182,694,503)	181,434,520
	Liabilities in Excess of Other Assets — (2.4)%	(4,276,125)
	NET ASSETS — 100.0%	$177,158,395

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ARM —	Adjustable Rate Mortgage

CMO —	Collateralized Mortgage Obligation

FHA —	Federal Housing Administration

GO —	General Obligation

HB —	High Coupon Bonds (aka “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a right that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2008. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount show represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2008.

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2008.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of approximately $53,346 which amounts to less than 0.1% of total investments.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(y)—	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$179,784,274
Investments in affiliates, at value	1,650,246
Total investment securities, at value	181,434,520
Cash	125
Receivables:
Investment securities sold	16,174
Portfolio shares sold	132,131
Interest and dividends	998,883
Total Assets	182,581,833

LIABILITIES:
Payables:
Collateral for securities lending program	4,987,684
Portfolio shares redeemed	266,449
Accrued liabilities:
Investment advisory fees	52,174
Administration fees	16,793
Distribution fees	3
Custodian and accounting fees	9,657
Trustees’ and Chief Compliance Officer’s fees	391
Other	90,287
Total Liabilities	5,423,438
Net Assets	$177,158,395

NET ASSETS:
Paid in capital	$176,347,798
Accumulated undistributed (distributions in excess of) net investment income	4,441,595
Accumulated net realized gains (losses)	(2,371,015)
Net unrealized appreciation (depreciation)	(1,259,983)
Total Net Assets	$177,158,395

Net Assets:
Class 1	$177,141,826
Class 2	16,569
Total	$177,158,395
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	16,210,150
Class 2	1,518

Net asset value, offering and redemption price per share:
Class 1	$10.93
Class 2	10.92

Cost of investments in non-affiliates	$181,044,257
Cost of investments in affiliates	1,650,246
Value of securities on loan	4,905,106

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   17

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income	$4,934,462
Dividend income from affiliates (a)	35,021
Income from securities lending (net)	29,528
Total investment income	4,999,011

EXPENSES:
Investment advisory fees	365,815
Administration fees	92,817
Distribution fees — Class 2	20
Custodian and accounting fees	37,014
Professional fees	27,711
Trustees’ and Chief Compliance Officer’s fees	1,007
Printing and mailing costs	29,120
Transfer agent fees	6,580
Other	14,059
Total expenses	574,143
Less amounts waived	(25,232)
Less earnings credits	(167)
Net expenses	548,744
Net investment income (loss)	4,450,267

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	62,234
Change in net unrealized appreciation (depreciation) of investments	(2,190,814)
Net realized/unrealized gains (losses)	(2,128,580)
Change in net assets resulting from operations	$2,321,687

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,450,267	$9,909,273
Net realized gain (loss)	62,234	181,031
Change in net unrealized appreciation (depreciation)	(2,190,814)	2,902,437
Change in net assets resulting from operations	2,321,687	12,992,741

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(9,898,971)	(12,615,792)
Class 2
From net investment income	(857)	(761)
Total distributions to shareholders	(9,899,828)	(12,616,553)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(7,041,836)	(60,753,465)

NET ASSETS:
Change in net assets	(14,619,977)	(60,377,277)
Beginning of period	191,778,372	252,155,649
End of period	$177,158,395	$191,778,372
Accumulated undistributed (distributions in excess of) net investment income	$4,441,595	$9,891,156

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$10,618,614	$24,555,906
Dividends and distributions reinvested	9,898,971	12,615,792
Cost of shares redeemed	(27,560,278)	(97,925,924)
Change in net assets from Class 1 capital transactions	$(7,042,693)	$(60,754,226)

Class 2
Dividends and distributions reinvested	$857	$761
Change in net assets from Class 2 capital transactions	$857	$761

Total change in net assets from capital transactions	$(7,041,836)	$(60,753,465)

SHARE TRANSACTIONS:
Class 1
Issued	935,740	2,208,976
Reinvested	899,906	1,156,351
Redeemed	(2,433,626)	(8,880,045)
Change in Class 1 Shares	(597,980)	(5,514,718)

Class 2
Reinvested	78	70
Change in Class 2 Shares	78	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Class 1
Six Months Ended June 30, 2008 (Unaudited)	$11.41	$0.27	(f)	$(0.13)	$0.14	$(0.62)
Year Ended December 31, 2007	11.30	0.51	(f)	0.17	0.68	(0.57)
Year Ended December 31, 2006	11.26	0.54		(0.08)	0.46	(0.42)
Year Ended December 31, 2005	11.45	0.40		(0.14)	0.26	(0.45)
Year Ended December 31, 2004	11.58	0.46		0.01	0.47	(0.60)
Year Ended December 31, 2003	11.83	0.59		(0.15)	0.44	(0.69)

Class 2
Six Months Ended June 30, 2008 (Unaudited)	11.38	0.26	(f)	(0.12)	0.14	(0.60)
Year Ended December 31, 2007	11.29	0.49	(f)	0.16	0.65	(0.56)
August 16, 2006 (e) through December 31, 2006	11.00	0.18		0.11	0.29	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.93	1.22%	$177,142	0.60%	4.87%	0.63%	2%
11.41	6.21	191,762	0.60	4.62	0.65	4
11.30	4.23	252,140	0.65	4.52	0.70	13
11.26	2.39	327,339	0.74	4.54	0.79	17
11.45	4.13	234,961	0.75	4.79	0.79	15
11.58	3.87	189,747	0.75	5.50	0.81	21

10.92	1.15	17	0.85	4.63	0.87	2
11.38	5.93	16	0.85	4.36	0.91	4
11.29	2.64	15	0.84	4.29	0.87	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Core Bond Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$3,137,930	$—
Level 2	178,296,590	—
Level 3	—	—
Total	$181,434,520	$—

*	Other financial instruments include futures, forwards and swap contracts.

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2008:

Value	Percentage
$1,993,644	1.1%

C. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

D. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   23

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

As of June 30, 2008, the Portfolio had securities with the following values on loan, received the following collateral and for the six months then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$4,905,106	$4,987,684	$2,332

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $1,683.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

excess of $25 billion of all such funds. For the six months ended June 30, 2008 the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2008. The expense limitation percentages in the table above are in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $25,232. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$3,506,861	$10,022,790	$11,148	$573,533

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   25

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$182,694,503	$3,474,084	$4,734,067	$(1,259,983)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at June 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

26   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,021.20	$3.00	0.60%
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class 2
Actual	1,000.00	1,011.50	4.25	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMITCBP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Diversified Equity Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the six months, as negative news impacted the financial markets and the U.S. economy. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system by launching new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

Returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 06/30/2008	$182,781,569
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities,* returned –11.06%** (Class 1 Shares) for the six months ended December 31, 2007, compared to the –11.91% return for the S&P 500 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period due primarily to stock selection in the semiconductor, basic materials and network technology sectors. However, on an absolute basis, Fund performance was lackluster. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasuries and cash).

At the individual stock level, Norfolk Southern Corp. contributed to performance. Despite higher-than-expected fuel costs, the company reported in-line first-quarter earnings, which benefited from continued strength in shipping volumes of coal and agricultural products. United States Steel Corp. also helped returns. The company consistently reported solid quarterly earnings due to higher steel prices and was supported by a number of tailwinds, including rising steel prices in China due to growing consumption, higher iron ore prices and increased industry discipline. An overweight in Yahoo Inc. aided performance. The company’s shares rose following Microsoft’s bid to buy the Internet company.

On the negative side, stock selection in the pharmaceutical/medical technology, industrial cyclical and telecommunication sectors hurt returns. At the individual stock level, Merck & Co., Inc. detracted from performance. The company was hurt by negative news flow surrounding its cholesterol drug Vytorin. Investor concerns were further heightened after research publications recommended that doctors limit their usage of Vytorin until the drug’s effectiveness could be proven in additional clinical trials. An overweight in Johnson Controls Inc. also hurt returns. The company was hurt by concerns that sharp increases in steel costs and decelerating auto demand would impact the company’s profitability. Bond insurer Ambac Financial Group Inc. hindered performance. The company announced worse-than-expected credit-related write-downs in the face of a difficult credit environment.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was constructed based on the period’s underlying theme that includes several potential economic scenarios for the coming periods. One scenario that we monitor very closely is an inflationary environment, resulting from rising commodity prices and upside wage pressures in emerging market economies.

The Portfolio utilized active stock selection with a systematic valuation process, investing in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. We also limited the Portfolio’s cash position in order to remain as fully invested as possible.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.0%
2.	Cisco Systems, Inc.	3.2
3.	Safeway, Inc.	2.5
4.	Merck & Co., Inc.	2.5
5.	Norfolk Southern Corp.	2.4
6.	Microsoft Corp.	2.4
7.	Procter & Gamble Co.	2.0
8.	Hewlett-Packard Co.	1.9
9.	Chevron Corp.	1.9
10.	United Technologies Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	17.3%
Energy	16.0
Financials	13.2
Consumer Staples	12.2
Health Care	11.5
Industrials	9.1
Consumer Discretionary	8.8
Utilities	4.1
Telecommunication Services	3.4
Materials	2.9
Short-Term Investments	1.5

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	(11.06)%	(10.43)%	7.14%	1.56%
CLASS 2 SHARES	8/16/06	(11.12)	(10.64)	7.04	1.51

TEN YEAR PERFORMANCE (06/30/98 TO 06/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Common Stocks — 98.4%
	Aerospace & Defense — 3.1%
26,430	Boeing Co.	1,736,980
9,250	Northrop Grumman Corp.	618,825
53,740	United Technologies Corp.	3,315,758
		5,671,563
	Auto Components — 1.7%
105,400	Johnson Controls, Inc.	3,022,872
	Beverages — 1.7%
60,500	Coca-Cola Co. (The)	3,144,790
	Biotechnology — 1.8%
7,658	Amgen, Inc. (a)	361,151
25,000	Celgene Corp. (a)	1,596,750
26,110	Gilead Sciences, Inc. (a)	1,382,525
		3,340,426
	Capital Markets — 3.5%
6,250	Ameriprise Financial, Inc.	254,187
15,110	Bank of New York Mellon Corp. (The)	571,611
13,165	Goldman Sachs Group, Inc. (The)	2,302,558
8,160	Lehman Brothers Holdings, Inc.	161,650
19,790	Merrill Lynch & Co., Inc.	627,541
43,342	Morgan Stanley	1,563,346
9,440	State Street Corp.	604,066
21,100	TD AMERITRADE Holding Corp. (a)	381,699
		6,466,658
	Chemicals — 1.7%
900	Air Products & Chemicals, Inc.	88,974
8,990	Monsanto Co.	1,136,696
13,940	Praxair, Inc.	1,313,705
11,090	Rohm & Haas Co.	515,020
		3,054,395
	Commercial Banks — 2.9%
5,030	Comerica, Inc.	128,919
1,500	Fifth Third Bancorp	15,270
4,400	Huntington Bancshares, Inc.	25,388
36,600	Keycorp	401,868
1,100	Marshall & Ilsley Corp.	16,863
3,120	SunTrust Banks, Inc.	113,006
49,220	U.S. Bancorp	1,372,746
34,070	Wachovia Corp.	529,107
98,506	Wells Fargo & Co.	2,339,518
8,820	Zions Bancorp (c)	277,742
		5,220,427
	Communications Equipment — 5.5%
254,920	Cisco Systems, Inc. (a)	5,929,439
93,160	Corning, Inc.	2,147,338
2,400	Nokia OYJ ADR, (Finland)	58,800
40,820	QUALCOMM, Inc.	1,811,184
		9,946,761
	Computers & Peripherals — 5.3%
13,637	Apple, Inc. (a)	2,283,379
26,760	Dell, Inc. (a)	585,509
4,500	EMC Corp. (a)	66,105
77,270	Hewlett-Packard Co.	3,416,107
27,322	International Business Machines Corp.	3,238,477
4,340	NetApp, Inc. (a)	94,004
		9,683,581
	Construction & Engineering — 0.1%
1,250	Fluor Corp.	232,600
	Consumer Finance — 0.5%
14,770	American Express Co.	556,386
10,810	Capital One Financial Corp.	410,888
		967,274
	Diversified Consumer Services — 0.4%
8,840	ITT Educational Services, Inc. (a)	730,449
	Diversified Financial Services — 2.7%
114,067	Bank of America Corp.	2,722,779
9,200	CIT Group, Inc.	62,652
82,434	Citigroup, Inc.	1,381,594
679	CME Group, Inc.	260,186
10,520	NYSE Euronext	532,943
		4,960,154
	Diversified Telecommunication Services — 3.3%
86,053	AT&T, Inc.	2,899,125
89,592	Verizon Communications, Inc.	3,171,557
		6,070,682
	Electric Utilities — 3.0%
25,410	American Electric Power Co., Inc.	1,022,244
16,410	Edison International	843,146
16,590	Exelon Corp.	1,492,436
17,770	FirstEnergy Corp.	1,463,004
5,110	FPL Group, Inc.	335,114
30,990	Sierra Pacific Resources	393,883
		5,549,827
	Electronic Equipment & Instruments — 0.0% (g)
1,900	Tyco Electronics Ltd., (Bermuda)	68,058

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 4.0%
14,890	Baker Hughes, Inc.	1,300,493
28,510	Halliburton Co.	1,513,026
14,870	National Oilwell Varco, Inc. (a)	1,319,266
27,320	Schlumberger Ltd.	2,934,987
1,700	Transocean, Inc. (a)	259,063
		7,326,835
	Food & Staples Retailing — 5.5%
43,410	CVS/Caremark Corp.	1,717,734
162,520	Safeway, Inc.	4,639,946
67,780	SYSCO Corp.	1,864,628
32,580	Wal-Mart Stores, Inc.	1,830,996
		10,053,304
	Food Products — 1.0%
13,490	General Mills, Inc.	819,787
35,738	Kraft Foods, Inc., Class A	1,016,746
		1,836,533
	Health Care Equipment & Supplies — 1.6%
10,220	CR Bard, Inc.	898,849
27,670	Medtronic, Inc.	1,431,923
7,500	Zimmer Holdings, Inc. (a)	510,375
		2,841,147
	Health Care Providers & Services — 1.6%
2,800	Aetna, Inc.	113,484
26,510	Cardinal Health, Inc.	1,367,386
29,110	WellPoint, Inc. (a)	1,387,382
		2,868,252
	Hotels, Restaurants & Leisure — 0.9%
58,840	International Game Technology	1,469,823
6,480	Yum! Brands, Inc.	227,383
		1,697,206
	Household Durables — 0.1%
5,230	Toll Brothers, Inc. (a) (c)	97,958
	Household Products — 2.7%
18,900	Colgate-Palmolive Co.	1,305,990
59,197	Procter & Gamble Co.	3,599,770
		4,905,760
	Independent Power Producers & Energy Traders — 0.4%
5,030	Constellation Energy Group, Inc.	412,963
7,840	NRG Energy, Inc. (a)	336,336
		749,299
	Industrial Conglomerates — 1.7%
113,815	General Electric Co.	3,037,722
	Insurance — 2.9%
7,820	Aflac, Inc.	491,096
6,390	Allstate Corp. (The)	291,320
3,500	American International Group, Inc.	92,610
9,770	Axis Capital Holdings Ltd., (Bermuda)	291,244
15	Berkshire Hathaway, Inc., Class B (a)	60,180
13,410	Genworth Financial, Inc., Class A	238,832
4,390	Hartford Financial Services Group, Inc.	283,462
4,880	Lincoln National Corp.	221,162
31,260	MetLife, Inc.	1,649,590
9,090	Principal Financial Group, Inc.	381,507
1,000	Prudential Financial, Inc.	59,740
23,928	RenaissanceRe Holdings Ltd., (Bermuda)	1,068,864
3,300	Travelers Cos., Inc. (The)	143,220
		5,272,827
	Internet Software & Services — 1.0%
2,601	Google, Inc., Class A (a)	1,369,218
20,110	Yahoo!, Inc. (a)	415,473
		1,784,691
	IT Services — 0.2%
4,900	Genpact Ltd., (Bermuda) (a) (c)	73,108
1,600	Infosys Technologies Ltd. ADR, (India)	69,536
7,440	Paychex, Inc.	232,723
		375,367
	Machinery — 1.8%
15,870	Caterpillar, Inc.	1,171,524
22,450	Danaher Corp.	1,735,385
1,400	Deere & Co.	100,982
7,970	PACCAR, Inc.	333,385
		3,341,276
	Media — 3.7%
187,920	News Corp., Class A	2,826,317
132,030	Time Warner, Inc.	1,954,044
65,860	Walt Disney Co. (The)	2,054,832
		6,835,193
	Metals & Mining — 1.2%
2,100	Alcoa, Inc.	74,802
6,100	Freeport-McMoRan Copper & Gold, Inc.	714,859
7,490	United States Steel Corp.	1,384,002
		2,173,663

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multiline Retail — 0.6%
16,380	Family Dollar Stores, Inc.	326,617
16,630	Kohl’s Corp. (a)	665,865
		992,482
	Multi-Utilities — 0.6%
76,260	CMS Energy Corp.	1,136,274
	Oil, Gas & Consumable Fuels — 11.9%
8,580	Anadarko Petroleum Corp.	642,127
11,390	Apache Corp.	1,583,210
34,400	Chevron Corp.	3,410,072
19,360	ConocoPhillips	1,827,391
4,140	Devon Energy Corp.	497,462
82,379	Exxon Mobil Corp.	7,260,061
13,940	Marathon Oil Corp.	723,068
34,890	Occidental Petroleum Corp.	3,135,215
2,050	Ultra Petroleum Corp. (a)	201,310
36,645	XTO Energy, Inc.	2,510,549
		21,790,465
	Pharmaceuticals — 6.6%
59,470	Abbott Laboratories	3,150,126
88,830	Bristol-Myers Squibb Co.	1,823,680
122,390	Merck & Co., Inc.	4,612,879
15,340	Pfizer, Inc.	267,990
111,370	Schering-Plough Corp.	2,192,875
		12,047,550
	Real Estate Investment Trusts (REITs) — 0.3%
700	Alexandria Real Estate Equities, Inc. (c)	68,138
14,612	Apartment Investment & Management Co., Class A	497,685
		565,823
	Road & Rail — 2.4%
70,630	Norfolk Southern Corp.	4,426,382
	Semiconductors & Semiconductor Equipment — 2.2%
35,960	Altera Corp.	744,372
8,750	Applied Materials, Inc.	167,038
8,150	Broadcom Corp., Class A (a)	222,413
17,390	KLA-Tencor Corp.	707,947
18,610	Texas Instruments, Inc.	524,058
64,830	Xilinx, Inc.	1,636,957
		4,002,785
	Software — 3.1%
157,885	Microsoft Corp.	4,343,416
59,210	Oracle Corp. (a)	1,243,410
2,600	SAP AG ADR, (Germany) (c)	135,486
		5,722,312
	Specialty Retail — 0.9%
7,840	Advance Auto Parts, Inc.	304,427
8,460	Dick’s Sporting Goods, Inc. (a)	150,081
45,480	Staples, Inc.	1,080,150
		1,534,658
	Textiles, Apparel & Luxury Goods — 0.6%
7,440	Nike, Inc., Class B	443,499
9,090	V.F. Corp.	647,026
		1,090,525
	Thrifts & Mortgage Finance — 0.3%
14,570	Fannie Mae	284,261
16,290	Freddie Mac	267,156
		551,417
	Tobacco — 1.3%
41,078	Altria Group, Inc.	844,564
31,488	Philip Morris International, Inc.	1,555,192
		2,399,756
	Wireless Telecommunication Services — 0.1%
22,010	Sprint Nextel Corp.	209,095
	Total Long-Term Investments (Cost $192,229,243)	179,797,074
Short-Term Investments — 1.5%
	Investment Company — 1.4%
2,515,556	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $2,515,556)	2,515,556

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
180,000	U.S. Treasury Notes, 4.88%, 06/30/09 (k) (Cost $184,328)	184,401
	Total Short-Term Investments (Cost $2,699,884)	2,699,957

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 0.3%
	Repurchase Agreements — 0.3%
125,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $125,009, collateralized by U.S. Government Agency Mortgages	125,000
116,220	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $116,229, collateralized by U.S. Government Agency Mortgages	116,220
125,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $125,009, collateralized by U.S. Government Agency Mortgages	125,000
125,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $125,010, collateralized by U.S. Government Agency Mortgages	125,000
125,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $125,007, collateralized by U.S. Government Agency Mortgages	125,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $616,220)	616,220
	Total Investments — 100.2% (Cost $195,545,347)	183,113,251
	Liabilities in Excess of Other Assets — (0.2)%	(331,682)
	NET ASSETS — 100.0%	$182,781,569

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	S&P 500 Index	September, 2008	$960,825	$(35,162)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Diversified Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$180,597,695
Investments in affiliates, at value	2,515,556
Total investment securities, at value	183,113,251
Cash	198,510
Receivables:
Investment securities sold	2,381,319
Portfolio shares sold	9,484
Interest and dividends	266,256
Variation margin on futures contracts	825
Total Assets	185,969,645

LIABILITIES:
Payables:
Investment securities purchased	2,307,111
Collateral for securities lending program	616,220
Portfolio shares redeemed	135,500
Accrued liabilities:
Investment advisory fees	87,189
Administration fees	14,946
Distribution fees	4
Custodian and accounting fees	6,640
Trustees’ and Chief Compliance Officer’s fees	855
Other	19,611
Total Liabilities	3,188,076
Net Assets	$182,781,569

NET ASSETS:
Paid in capital	$204,835,429
Accumulated undistributed (distributions in excess of) net investment income	1,591,032
Accumulated net realized gains (losses)	(11,177,634)
Net unrealized appreciation (depreciation)	(12,467,258)
Total Net Assets	$182,781,569

Net Assets
Class 1	$182,765,201
Class 2	16,368
Total	$182,781,569
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	12,474,401
Class 2	1,119

Net asset value, offering and redemption price per share:
Class 1	$14.65
Class 2	14.63

Cost of investments in non-affiliates	$193,029,791
Cost of investments in affiliates	2,515,556
Value of securities on loan	589,917

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Diversified Equity Portfolio
INVESTMENT INCOME:
Dividend income	$2,406,849
Dividend income from affiliates (a)	54,690
Interest income	9,730
Income from securities lending (net)	22,993
Total investment income	2,494,262

EXPENSES:
Investment advisory fees	665,921
Administration fees	122,887
Distribution fees — Class 2	21
Custodian and accounting fees	18,101
Interest expense	11,335
Professional fees	22,401
Trustees’ and Chief Compliance Officer’s fees	1,346
Printing and mailing costs	23,391
Transfer agent fees	9,141
Other	13,911
Total expenses	888,455
Less earnings credits	(16)
Net expenses	888,439
Net investment income (loss)	1,605,823

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(9,310,523)
Futures	280,888
Net realized gain (loss)	(9,029,635)
Change in net unrealized appreciation (depreciation) of:
Investments	(17,954,797)
Futures	(45,602)
Change in net unrealized appreciation (depreciation)	(18,000,399)
Net realized/unrealized gains (losses)	(27,030,034)
Change in net assets resulting from operations	$(25,424,211)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Equity Portfolio
	Six Months Ended 06/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,605,823	$2,773,180
Net realized gain (loss)	(9,029,635)	22,843,284
Change in net unrealized appreciation (depreciation)	(18,000,399)	(8,526,164)
Change in net assets resulting from operations	(25,424,211)	17,090,300

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(2,707,760)	(1,547,500)
From net realized gains	(23,367,478)	(6,576,752)
Class 2
From net investment income	(132)	(168)
From net realized gains	(1,531)	(779)
Total distributions to shareholders	(26,076,901)	(8,125,199)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(55,968,427)	133,194,409

NET ASSETS:
Change in net assets	(107,469,539)	142,159,510
Beginning of period	290,251,108	148,091,598
End of period	$182,781,569	$290,251,108
Accumulated undistributed (distributions in excess of) net investment income	$1,591,032	$2,693,101

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,973,948	$166,204,299
Dividends and distributions reinvested	26,075,238	8,124,252
Cost of shares redeemed	(87,019,276)	(41,135,089)
Change in net assets from Class 1 capital transactions	$(55,970,090)	$133,193,462
Class 2
Dividends and distributions reinvested	$1,663	$947
Change in net assets from Class 2 capital transactions	$1,663	$947

Total change in net assets from capital transactions	$(55,968,427)	$133,194,409

SHARE TRANSACTIONS:
Class 1
Issued	301,470	9,200,592
Reinvested	1,744,163	481,580
Redeemed	(5,400,278)	(2,264,103)
Change in Class 1 Shares	(3,354,645)	7,418,069
Class 2
Reinvested	111	56
Change in Class 2 Shares	111	56

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class 1
Six Months Ended June 30, 2008 (Unaudited)	$18.34	$0.11	(f)	$(2.10)	$(1.99)	$(0.18)	$(1.52)	$(1.70)
Year Ended December 31, 2007	17.60	0.18		1.57	1.75	(0.19)	(0.82)	(1.01)
Year Ended December 31, 2006	15.28	0.19		2.26	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2005	15.08	0.13		0.21	0.34	(0.14)	—	(0.14)
Year Ended December 31, 2004	14.19	0.14		0.85	0.99	(0.10)	—	(0.10)
Year Ended December 31, 2003	11.35	0.10		2.82	2.92	(0.08)	—	(0.08)

Class 2
Six Months Ended June 30, 2008 (Unaudited)	18.28	0.09	(f)	(2.09)	(2.00)	(0.13)	(1.52)	(1.65)
Year Ended December 31, 2007	17.58	0.16		1.54	1.70	(0.18)	(0.82)	(1.00)
August 16, 2006 (e) through December 31, 2006	15.84	0.05		1.69	1.74	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 14.65	(11.06)%	$182,765	0.73%	1.33%	0.73%	49%
18.34	10.45	290,233	0.73	1.12	0.73	116
17.60	16.15	148,075	0.85	1.05	0.87	129
15.28	2.33	151,133	0.94	0.78	0.95	74
15.08	7.05	178,123	0.91	1.01	0.92	84
14.19	25.93	161,287	0.91	0.85	0.93	32

14.63	(11.12)	16	0.99	1.09	0.99	49
18.28	10.12	18	0.99	0.85	0.99	116
17.58	10.98	17	1.05	0.82	1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Diversified Equity Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1	$182,734,564	$—	$(35,162)
Level 2	378,687	—	—
Level 3	—	—	—
Total	$183,113,251	$—	$(35,162)

*	Other financial instruments include futures, forwards and swap contracts.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of June 30, 2008, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$589,917	$616,220	$523

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

H. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $2,853.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2008. The expense limitation percentages in the table above are in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Advisor and Administrator did not contractually waive any fees for the Portfolio.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$118,910,178	$198,564,322

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$195,545,347	$9,484,010	$21,916,106	$(12,432,096)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at June 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$889.40	$3.43	0.73%
Hypothetical	1,000.00	1,021.23	3.67	0.73

Class 2
Actual	1,000.00	888.80	4.65	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMITDEP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Schedule of Shareholder Expenses	17

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the six months, as negative news impacted the financial markets and the U.S. economy. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system by launching new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points (bps) in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

Returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets full in each full trading week. Near-term oil prices and the final extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$122,091,148
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, which seeks growth of capital, and secondarily, current income by investing primarily in equity securities,* returned –7.52%** (Class 1 Shares) for the six months ended June 30, 2008, compared to the –6.81% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the technology and healthcare sectors as well as an underweight in the consumer staples sector. In addition, on an absolute basis, Fund performance was lackluster, which was in sync with the market. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, VCA Antech Inc., an animal healthcare services company, detracted from performance. The company’s shares declined after its 2008 forecast trailed analyst estimates. Management cited the loss of a major lab client, the National Veterinary Association, and the California fires, which reduced lab volumes in approximately 10 of its hospitals, as reasons for the company’s disappointing performance. Hologic Inc., which provides diagnostic and medical imaging systems, also hurt returns. The company’s shares declined after its fiscal 2008 second-quarter profits disappointed Wall Street analysts. VeriFone Holdings Inc., a global technology provider, hindered performance. The company’s shares fell after it cancelled an April appearance at SunTrust’s annual institutional investors’ conference, which suggested to market pundits that it would again delay issuing restated earning results from the first three quarters of 2007.

On the positive side, stock selection in the producer durable, financial service and auto/transportation sectors aided returns. At the individual stock level, Southwestern Energy Co., a natural gas exploration and production company, contributed to performance. The company’s shares rose in late April after it posted a better-than-expected increase in earnings and net income for the first quarter, citing significant growth in production volumes from the company’s Fayetteville Shale field and higher realized natural gas prices. Helmerich Payne Inc., an oil and gas exploration and development company, also helped returns. The company’s shares rose after it signed new long-term contracts with three exploration and production companies to operate new FlexRigs, bringing the total number of FlexRigs contracts to 97 since March 2005. Forest Oil Corp., another natural gas exploration and production company, aided performance. The company’s shares advanced on its discovery of a natural gas deposit in Quebec, which is believed to hold as much as 4.1 trillion cubic feet of reserves.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	Employing a bottom-up approach to stock selection, the portfolio management team focused on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for dominant franchises, with predictable business models deemed capable of achieving sustained above-average growth. Potential investments were subject to rigorous financial analysis and a disciplined approach to valuation. By avoiding large allocations contingent on macroeconomic or sector trends, the Portfolio maintained sector diversification.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	MasterCard, Inc., Class A	2.7%
2.	Amphenol Corp., Class A	2.5
3.	Forest Oil Corp.	2.2
4.	Roper Industries, Inc.	2.0
5.	tw telecom, inc.	2.0
6.	Helmerich & Payne, Inc.	1.8
7.	Cabot Oil & Gas Corp.	1.8
8.	Questar Corp.	1.7
9.	Corrections Corp. of America	1.7
10.	Waste Connections, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.6%
Industrials	20.2
Energy	13.7
Health Care	13.7
Consumer Discretionary	11.4
Financials	9.6
Materials	3.2
Telecommunication Services	2.0
Utilities	1.7
Consumer Staples	1.5
Short-Term Investment	2.4

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	(7.52)%	(3.07)%	11.56%	8.08%
CLASS 2 SHARES	8/16/06	(7.66)	(3.30)	11.46	8.03

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 99.4%
	Aerospace & Defense — 1.1%
14,390	Precision Castparts Corp.	1,386,764
	Auto Components — 3.1%
25,370	BorgWarner, Inc.	1,125,920
98,220	Gentex Corp.	1,418,297
26,450	WABCO Holdings, Inc.	1,228,867
		3,773,084
	Automobiles — 1.0%
32,700	Harley-Davidson, Inc.	1,185,702
	Biotechnology — 2.0%
29,090	BioMarin Pharmaceutical, Inc. (a)	843,028
24,490	Celgene Corp. (a)	1,564,177
		2,407,205
	Capital Markets — 6.3%
11,290	Affiliated Managers Group, Inc. (a)	1,016,777
42,490	Investment Technology Group, Inc. (a)	1,421,715
16,740	Northern Trust Corp.	1,147,862
83,020	Och-Ziff Capital Management Group LLC, Class A	1,578,210
20,380	T. Rowe Price Group, Inc.	1,150,859
78,410	TD AMERITRADE Holding Corp. (a)	1,418,437
		7,733,860
	Chemicals — 2.2%
30,230	Ecolab, Inc.	1,299,588
38,050	Rockwood Holdings, Inc. (a)	1,324,140
		2,623,728
	Commercial Services & Supplies — 5.5%
75,430	Corrections Corp. of America (a)	2,072,062
14,300	FTI Consulting, Inc. (a)	978,978
29,940	Stericycle, Inc. (a)	1,547,898
64,840	Waste Connections, Inc. (a)	2,070,341
		6,669,279
	Communications Equipment — 2.9%
25,600	CommScope, Inc. (a)	1,350,912
22,380	Harris Corp.	1,129,966
45,100	Juniper Networks, Inc. (a)	1,000,318
		3,481,196
	Computers & Peripherals — 0.8%
47,790	Seagate Technology, (Cayman Islands)	914,223
	Construction & Engineering — 1.4%
28,220	Shaw Group, Inc. (The) (a)	1,743,714
	Diversified Consumer Services — 0.8%
11,700	ITT Educational Services, Inc. (a)	966,771
	Diversified Financial Services — 2.3%
53,590	Interactive Brokers Group, Inc. (a) (c)	1,721,847
9,800	IntercontinentalExchange, Inc. (a)	1,117,200
		2,839,047
	Diversified Telecommunication Services — 2.1%
156,290	tw telecom, inc. (a) (c)	2,505,329
	Electrical Equipment — 4.0%
4,420	First Solar, Inc. (a)	1,205,864
19,210	General Cable Corp. (a)	1,168,929
38,510	Roper Industries, Inc.	2,537,039
		4,911,832
	Electronic Equipment & Instruments — 5.1%
70,230	Amphenol Corp., Class A	3,151,922
34,030	Dolby Laboratories, Inc., Class A (a)	1,371,409
41,640	Flir Systems, Inc. (a) (c)	1,689,335
		6,212,666
	Energy Equipment & Services — 7.2%
34,870	Cameron International Corp. (a)	1,930,055
20,530	Exterran Holdings, Inc. (a)	1,467,690
30,560	Helmerich & Payne, Inc.	2,200,931
19,900	National Oilwell Varco, Inc. (a)	1,765,528
18,690	Oceaneering International, Inc. (a)	1,440,064
		8,804,268
	Food & Staples Retailing — 0.5%
26,390	Whole Foods Market, Inc. (c)	625,179
	Food Products — 1.1%
16,670	Wm. Wrigley, Jr., Co.	1,296,593
	Gas Utilities — 1.7%
29,400	Questar Corp.	2,088,576
	Health Care Equipment & Supplies — 3.5%
40,620	Dentsply International, Inc.	1,494,816
67,020	Hologic, Inc. (a)	1,461,036
26,560	IDEXX Laboratories, Inc. (a)	1,294,534
		4,250,386
	Health Care Providers & Services — 3.8%
23,590	Coventry Health Care, Inc. (a)	717,608
28,390	DaVita, Inc. (a)	1,508,361
21,310	Humana, Inc. (a)	847,498
54,650	VCA Antech, Inc. (a)	1,518,177
		4,591,644
	Health Care Technology — 1.2%
31,980	Cerner Corp. (a)	1,444,856

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 1.1%
14,700	Panera Bread Co., Class A (a)	680,022
24,200	WMS Industries, Inc. (a) (c)	720,434
		1,400,456
	Industrial Conglomerates — 1.2%
23,550	McDermott International, Inc. (a)	1,457,509
	Insurance — 1.1%
39,760	Philadelphia Consolidated Holding Co. (a)	1,350,647
	Internet Software & Services — 0.8%
27,800	Akamai Technologies, Inc. (a)	967,162
	IT Services — 3.8%
47,160	Genpact Ltd., (Bermuda) (a)	703,627
12,540	MasterCard, Inc., Class A	3,329,621
55,250	VeriFone Holdings, Inc. (a) (c)	660,238
		4,693,486
	Life Sciences Tools & Services — 3.0%
19,710	Covance, Inc. (a)	1,695,454
23,060	Illumina, Inc. (a) (c)	2,008,757
		3,704,211
	Machinery — 5.1%
18,200	AGCO Corp. (a)	953,862
18,120	Bucyrus International, Inc.	1,323,123
17,700	Cummins, Inc.	1,159,704
32,630	Kaydon Corp. (c)	1,677,508
28,450	Pall Corp.	1,128,896
		6,243,093
	Media — 2.1%
37,730	John Wiley & Sons, Inc., Class A	1,698,982
12,700	Morningstar, Inc. (a)	914,781
		2,613,763
	Metals & Mining — 1.1%
19,980	Century Aluminum Co. (a)	1,328,470
	Oil, Gas & Consumable Fuels — 6.8%
32,240	Cabot Oil & Gas Corp.	2,183,615
37,170	Forest Oil Corp. (a)	2,769,165
14,920	Peabody Energy Corp.	1,313,706
42,660	Southwestern Energy Co. (a)	2,031,043
		8,297,529
	Pharmaceuticals — 0.5%
13,340	Shire plc ADR, (United Kingdom)	655,394
	Road & Rail — 2.2%
40,670	J.B. Hunt Transport Services, Inc.	1,353,498
20,890	Norfolk Southern Corp.	1,309,176
		2,662,674
	Semiconductors & Semiconductor Equipment — 3.9%
43,360	Broadcom Corp., Class A (a)	1,183,294
26,010	KLA-Tencor Corp.	1,058,867
22,560	MEMC Electronic Materials, Inc. (a)	1,388,343
62,350	NVIDIA Corp. (a)	1,167,192
		4,797,696
	Software — 3.7%
43,840	Amdocs Ltd., (United Kingdom) (a)	1,289,773
32,090	ANSYS, Inc. (a) (c)	1,512,081
24,090	Electronic Arts, Inc. (a)	1,070,318
41,964	Nuance Communications, Inc. (a)	657,576
		4,529,748
	Specialty Retail — 3.4%
11,650	Best Buy Co., Inc.	461,340
65,600	Foot Locker, Inc.	816,720
41,000	J Crew Group, Inc. (a) (c)	1,353,410
50,180	Urban Outfitters, Inc. (a)	1,565,114
		4,196,584
	Total Long-Term Investments (Cost $113,179,134)	121,354,324
Short-Term Investment — 2.5%
	Investment Company — 2.5%
3,040,651	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $3,040,651)	3,040,651

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 4.7%
	Corporate Notes — 3.5%
750,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08 (e)	750,000
1,000,000	CDC Financial Products, Inc., VAR, 2.65%, 07/07/08 (i)	1,000,000
1,000,000	Monumental Global Funding III, VAR, 2.69%, 05/24/10 (e)	982,700
1,500,000	UniCredito Italiano Bank Ireland plc, (Ireland), VAR, 2.48%, 08/08/08 (e)	1,500,000
		4,232,700

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — 1.2%
252,008	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $252,027, collateralized by U.S. Government Agency Mortgages	252,008
750,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $750,052, collateralized by U.S. Government Agency Mortgages	750,000
500,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $500,039, collateralized by U.S. Government Agency Mortgages	500,000
		1,502,008
	Total Investments of Cash Collateral for Securities on Loan (Cost $5,752,008)	5,734,708
	Total Investments — 106.6% (Cost $121,971,793)	130,129,683
	Liabilities in Excess of Other Assets — (6.6)%	(8,038,535)
	NET ASSETS — 100.0%	$122,091,148

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

VAR—	Variable rate security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)—	Security has been deemed illiquid pursuant to procedures approved by The Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$127,089,032
Investments in affiliates, at value	3,040,651
Total investment securities, at value	130,129,683
Cash	467
Receivables:
Investment securities sold	950,171
Portfolio shares sold	60,604
Interest and dividends	17,445
Total Assets	131,158,370

LIABILITIES:
Payables:
Investment securities purchased	3,001,340
Collateral for securities lending program	5,752,008
Portfolio shares redeemed	153,230
Accrued liabilities:
Investment advisory fees	68,248
Administration fees	11,079
Distribution fees	4
Custodian and accounting fees	13,452
Trustees’ and Chief Compliance Officer’s fees	476
Other	67,385
Total Liabilities	9,067,222
Net Assets	$122,091,148

NET ASSETS:
Paid in capital	$114,588,304
Accumulated undistributed (distributions in excess of) net investment income	(263,343)
Accumulated net realized gains (losses)	(391,703)
Net unrealized appreciation (depreciation)	8,157,890
Total Net Assets	$122,091,148
Net Assets:
Class 1	$122,073,616
Class 2	17,532
Total	$122,091,148
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	7,886,039
Class 2	1,139

Net asset value, offering and redemption price per share:
Class 1	$15.48
Class 2	15.39

Cost of investments in non-affiliates	$118,931,142
Cost of investments in affiliates	3,040,651
Value of securities on loan	5,583,603

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income	$221,972
Dividend income from affiliates (a)	53,498
Income from securities lending (net)	34,117
Total investment income	309,587

EXPENSES:
Investment advisory fees	412,879
Administration fees	64,466
Distribution fees — Class 2	22
Custodian and accounting fees	20,633
Interest expense	53
Professional fees	22,232
Trustees’ and Chief Compliance Officer’s fees	703
Printing and mailing costs	19,795
Transfer agent fees	22,390
Other	9,693
Total expenses	572,866
Less amounts waived	(3,441)
Less earnings credits	(1)
Net expenses	569,424
Net investment income (loss)	(259,837)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(207,640)
Change in net unrealized appreciation (depreciation) of investments	(11,038,338)
Net realized/unrealized gains (losses)	(11,245,978)
Change in net assets resulting from operations	$(11,505,815)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Growth Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(259,837)	$(677,085)
Net realized gain (loss)	(207,640)	23,633,630
Change in net unrealized appreciation (depreciation)	(11,038,338)	3,022,628
Change in net assets resulting from operations	(11,505,815)	25,979,173

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net realized gains	(22,713,080)	(27,362,385)
Class 2
From net realized gains	(3,119)	(2,855)
Total distributions to shareholders	(22,716,199)	(27,365,240)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,015,576	(13,288,086)

NET ASSETS:
Change in net assets	(28,206,438)	(14,674,153)
Beginning of period	150,297,586	164,971,739
End of period	$122,091,148	$150,297,586
Accumulated undistributed (distributions in excess of) net investment income	$(263,343)	$(3,506)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$6,075,950	$9,433,616
Dividends and distributions reinvested	22,713,080	27,362,385
Cost of shares redeemed	(22,776,573)	(50,086,942)
Change in net assets from Class 1 capital transactions	$6,012,457	$(13,290,941)
Class 2
Dividends and distributions reinvested	$3,119	$2,855
Change in net assets from Class 2 capital transactions	$3,119	$2,855

Total change in net assets from capital transactions	$6,015,576	$(13,288,086)

SHARE TRANSACTIONS:
Class 1
Issued	354,294	453,775
Reinvested	1,582,793	1,500,130
Redeemed	(1,312,834)	(2,449,499)
Change in Class 1 Shares	624,253	(495,594)
Class 2
Reinvested	218	156
Change in Class 2 Shares	218	156

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains
Diversified Mid Cap Growth Portfolio
Class 1
Six Months Ended June 30, 2008 (Unaudited)	$20.69	$(0.03)	$(1.79)	$(1.82)	$(3.39)
Year Ended December 31, 2007	21.26	(0.09)	3.25	3.16	(3.73)
Year Ended December 31, 2006	19.63	(0.02)	2.25	2.23	(0.60)
Year Ended December 31, 2005	17.67	(0.07)	2.03	1.96	—
Year Ended December 31, 2004	15.69	(0.06)	2.04	1.98	—
Year Ended December 31, 2003	12.34	(0.04)	3.39	3.35	—

Class 2
Six Months Ended June 30, 2008 (Unaudited)	20.62	(0.04)	(1.80)	(1.84)	(3.39)
Year Ended December 31, 2007	21.24	(0.13)	3.24	3.11	(3.73)
August 16, 2006 (e) through December 31, 2006	19.71	(0.05)	1.58	1.53	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.48	(7.52)%	$122,074	0.90%	(0.41)%	0.90%	44%
20.69	17.24	150,279	0.89	(0.42)	0.89	107
21.26	11.39	164,955	0.91	(0.07)	0.92	115
19.63	11.09	184,474	0.88	(0.36)	0.88	113
17.67	12.62	196,842	0.85	(0.35)	0.86	74
15.69	27.15	195,606	0.84	(0.27)	0.86	69

15.39	(7.66)	17	1.15	(0.66)	1.15	44
20.62	16.98	19	1.14	(0.67)	1.14	107
21.24	7.76	16	1.15	(0.60)	1.19	115

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Diversified Mid Cap Growth Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$125,896,983	$—
Level 2	4,232,700	—
Level 3	—	—
Total	$130,129,683	$—

*	Other financial instruments include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of June 30, 2008 were approximately $1,000,000 and 0.1%, respectively.

C. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

D. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period, January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates:

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$5,583,603	$5,734,708	$2,274

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

H. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $2,756.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The expense limitation percentages in the table above are in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $3,441. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$55,393,085	$71,552,845

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$121,971,793	$17,789,237	$9,631,347	$8,157,890

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at June 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$924.80	$4.31	0.90%
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class 2
Actual	1,000.00	923.40	5.50	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   17

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMITDMCGP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Schedule of Shareholder Expenses	16

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the six months, as negative news impacted the financial markets and the U.S. economy. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system by launching new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

Returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets full in each full trading week. Near-term oil prices and the final extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$40,476,173
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,* returned –9.80%** (Class 1 Shares) for the six months ended December 31, 2007, compared to the –8.58% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the energy and materials sectors. In addition, on an absolute basis, Fund performance was lackluster, which was in sync with the market. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasuries, cash).

At the individual stock level, Coventry Health Care Inc., the sixth-largest U.S. health insurer by market value, detracted from performance. The company’s shares declined following profit warnings and reduced 2008 outlooks from several industry players. These events sparked a broad sell-off, as fears of a downturn in business fundamentals for the managed care industry increased. These trends eventually caught up to the company, as it announced higher medical costs in its Medicare and commercial risk businesses as well as reduced revenue growth expectations. FirstFed Financial Corp., a savings and loan holding company, also hurt returns. The company faced accelerating credit losses due to weak housing and credit markets. Additionally, net interest margins contracted while non-performing assets increased, causing the company to book higher loss reserves.

On the positive side, stock selection in the financial and utility sectors contributed to returns. At the individual stock level, Devon Energy Corp., an oil and natural gas exploration and production company, helped returns. The company’s shares rose on news that it delivered better-than-expected organic growth and raised its production targets. Additionally, the company continued to benefit from future production through discoveries in the Gulf of Mexico, Canadian oil sands and natural gas fields of Texas. Penn Virginia Corp., an oil and gas exploration and production company, also aided performance. The company’s shares rose on strong first-quarter earnings and future guidance, with expectations of increasing production volumes and lower costs. Attractive growth potential exists with positive results from its recent well find in Louisiana. In addition, the company had a geographically diverse business model with operations in the central and eastern part of the United States.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The portfolio management team employed a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for undervalued companies that have the potential to grow intrinsic value per share. The research process was designed to find quality companies that generally had a sustainable competitive position, high returns on invested capital and management committed to enhancing shareholder value. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Loews Corp.	1.7%
2.	AutoZone, Inc.	1.5
3.	Safeway, Inc.	1.5
4.	American Electric Power Co., Inc.	1.5
5.	Devon Energy Corp.	1.4
6.	Everest Re Group Ltd. (Bermuda)	1.4
7.	Alliant Techsystems, Inc.	1.4
8.	Community Health Systems, Inc.	1.4
9.	PG&E Corp.	1.3
10.	Fortune Brands, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.8%
Consumer Discretionary	19.6
Utilities	13.3
Energy	10.5
Industrials	7.6
Consumer Staples	6.8
Materials	5.8
Information Technology	5.1
Health Care	4.4
Telecommunication Services	2.1

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
DIVERSIFIED MID CAP VALUE PORTFOLIO	5/1/97	(9.80)%	(15.68)%	10.34%	6.60%

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio and the Russell Midcap Value Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Aerospace & Defense — 2.3%
5,390	Alliant Techsystems, Inc. (a)	548,055
2,860	Precision Castparts Corp.	275,618
6,690	Spirit Aerosystems Holdings, Inc., Class A (a)	128,314
		951,987
	Auto Components — 0.6%
4,900	WABCO Holdings, Inc.	227,654
	Beverages — 1.5%
4,450	Brown-Forman Corp., Class B	336,287
5,620	Fomento Economico Mexicano S.A.B. de C.V. ADR, (Mexico)	255,766
		592,053
	Building Products — 1.2%
20,650	Owens Corning, Inc. (a)	469,788
	Capital Markets — 3.3%
4,510	Affiliated Managers Group, Inc. (a)	406,171
11,860	Charles Schwab Corp. (The)	243,604
10,550	Cohen & Steers, Inc. (c)	273,984
1,730	Northern Trust Corp.	118,626
4,920	T. Rowe Price Group, Inc.	277,832
		1,320,217
	Chemicals — 4.0%
10,874	Albemarle Corp.	433,981
1,800	Intrepid Potash, Inc. (a)	118,404
4,630	Lubrizol Corp.	214,508
5,500	PPG Industries, Inc.	315,535
6,290	Rohm & Haas Co.	292,108
4,240	Sigma-Aldrich Corp.	228,366
		1,602,902
	Commercial Banks — 3.6%
6,260	City National Corp.	263,358
8,550	Cullen/Frost Bankers, Inc.	426,218
5,730	M&T Bank Corp.	404,194
36,650	Synovus Financial Corp.	319,955
6,440	United Community Banks, Inc. (c)	54,933
		1,468,658
	Commercial Services & Supplies — 0.6%
8,140	Republic Services, Inc.	241,758
	Computers & Peripherals — 0.5%
8,470	NCR Corp. (a)	213,444
	Construction Materials — 0.9%
8,170	Cemex S.A.B. de C.V. ADR, (Mexico) (a) (c)	201,799
2,860	Vulcan Materials Co. (c)	170,971
		372,770
	Containers & Packaging — 0.8%
4,630	Ball Corp.	221,036
9,500	Temple-Inland, Inc. (c)	107,065
		328,101
	Distributors — 1.1%
11,250	Genuine Parts Co.	446,400
	Diversified Telecommunication Services — 1.1%
6,970	CenturyTel, Inc.	248,062
16,999	Windstream Corp.	209,768
		457,830
	Electric Utilities — 4.1%
14,660	American Electric Power Co., Inc.	589,772
7,290	Edison International	374,560
4,500	FirstEnergy Corp.	370,485
15,150	Westar Energy, Inc.	325,877
		1,660,694
	Electrical Equipment — 0.7%
5,800	AMETEK, Inc.	273,876
	Electronic Equipment & Instruments — 1.9%
2,970	Amphenol Corp., Class A	133,294
12,200	Arrow Electronics, Inc. (a)	374,784
7,200	Tyco Electronics Ltd., (Bermuda)	257,904
		765,982
	Energy Equipment & Services — 2.1%
12,170	Helix Energy Solutions Group, Inc. (a)	506,759
3,900	Unit Corp. (a)	323,583
		830,342
	Food & Staples Retailing — 2.6%
7,590	Great Atlantic & Pacific Tea Co. (a)	173,204
21,120	Safeway, Inc.	602,976
8,670	SUPERVALU, Inc.	267,816
		1,043,996
	Food Products — 1.4%
5,240	Archer-Daniels-Midland Co.	176,850
13,190	Dean Foods Co. (a)	258,788
5,600	Smithfield Foods, Inc. (a) (c)	111,328
		546,966
	Gas Utilities — 4.0%
5,300	Energen Corp.	413,559
2,400	Equitable Resources, Inc.	165,744
9,580	ONEOK, Inc.	467,792
4,400	Questar Corp.	312,576
9,530	UGI Corp.	273,606
		1,633,277
	Health Care Equipment & Supplies — 1.0%
4,900	Becton, Dickinson & Co.	398,370

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 3.1%
16,580	Community Health Systems, Inc. (a)	546,809
7,810	Coventry Health Care, Inc. (a)	237,580
6,970	Lincare Holdings, Inc. (a)	197,948
9,700	VCA Antech, Inc. (a)	269,466
		1,251,803
	Hotels, Restaurants & Leisure — 3.8%
15,450	Burger King Holdings, Inc.	413,906
5,000	International Game Technology	124,900
16,790	Marriott International, Inc., Class A	440,570
4,400	Penn National Gaming, Inc. (a)	141,460
9,980	Vail Resorts, Inc. (a) (c)	427,443
		1,548,279
	Household Durables — 2.1%
8,140	Fortune Brands, Inc.	508,018
14,380	Jarden Corp. (a)	262,291
5,230	KB Home (c)	88,544
		858,853
	Household Products — 0.3%
2,330	Clorox Co.	121,626
	Industrial Conglomerates — 0.5%
7,220	Carlisle Cos., Inc.	209,380
	Insurance — 9.4%
7,220	Assurant, Inc.	476,231
8,886	Cincinnati Financial Corp.	225,704
7,070	Everest Re Group Ltd., (Bermuda)	563,550
14,190	Loews Corp.	665,510
36,332	Old Republic International Corp.	430,171
19,480	OneBeacon Insurance Group Ltd.	342,264
3,890	Principal Financial Group, Inc.	163,263
9,080	ProAssurance Corp. (a)	436,839
4,060	Protective Life Corp.	154,483
13,800	W.R. Berkley Corp.	333,408
		3,791,423
	Internet & Catalog Retail — 0.7%
2,200	Amazon.com, Inc. (a)	161,326
5,740	Expedia, Inc. (a)	105,501
		266,827
	IT Services — 2.0%
7,812	Fidelity National Information Services, Inc.	288,341
17,001	Total System Services, Inc.	377,762
6,150	Western Union Co. (The)	152,028
		818,131
	Machinery — 2.2%
4,610	Dover Corp.	222,986
3,690	Harsco Corp.	200,773
1,930	Joy Global, Inc.	146,352
7,120	Kennametal, Inc.	231,756
3,990	Oshkosh Corp.	82,553
		884,420
	Media — 2.8%
10,860	AH Belo Corp., Class A (c)	61,902
10,350	Belo Corp., Class A (c)	75,659
10,520	Cablevision Systems Corp., Class A (a)	237,752
9,647	Clear Channel Outdoor Holdings, Inc., Class A (a)	172,006
5,250	Lamar Advertising Co., Class A (a) (c)	189,158
7,030	Omnicom Group, Inc.	315,505
160	Washington Post Co. (The), Class B	93,904
		1,145,886
	Multi-Utilities — 4.5%
31,710	CMS Energy Corp.	472,479
8,450	MDU Resources Group, Inc.	294,567
7,170	NSTAR	242,489
13,220	PG&E Corp.	524,701
13,870	Xcel Energy, Inc.	278,371
		1,812,607
	Oil, Gas & Consumable Fuels — 8.2%
8,830	CVR Energy, Inc. (a)	169,978
4,784	Devon Energy Corp.	574,844
8,460	Kinder Morgan Management LLC (a)	455,571
4,810	Murphy Oil Corp.	471,621
4,510	Newfield Exploration Co. (a)	294,278
6,050	Penn Virginia Corp.	456,291
11,210	Teekay Corp., (Bahamas) (c)	506,468
10,640	Williams Cos., Inc.	428,898
		3,357,949
	Pharmaceuticals — 0.2%
5,840	Warner Chilcott Ltd., Class A, (Bermuda) (a)	98,988
	Real Estate Investment Trusts (REITs) — 4.4%
10,950	Cousins Properties, Inc. (c)	252,945
10,320	Kimco Realty Corp.	356,245
3,040	PS Business Parks, Inc.	156,864
3,330	Public Storage	269,031
4,960	Rayonier, Inc.	210,602
3,400	Regency Centers Corp.	201,008
3,780	Vornado Realty Trust	332,640
		1,779,335
	Real Estate Management & Development — 1.4%
8,500	Brookfield Asset Management, Inc., Class A, (Canada)	276,590
16,130	Brookfield Properties Corp., (Canada)	286,953
		563,543

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — 0.5%
10,180	Jack Henry & Associates, Inc.	220,295
	Specialty Retail — 5.8%
5,180	Abercrombie & Fitch Co., Class A	324,682
5,020	AutoZone, Inc. (a)	607,470
7,770	Sherwin-Williams Co. (The)	356,876
16,880	Staples, Inc.	400,900
9,610	Tiffany & Co.	391,608
8,590	TJX Cos., Inc.	270,327
		2,351,863
	Textiles, Apparel & Luxury Goods — 2.3%
10,440	Coach, Inc. (a)	301,507
1,090	Columbia Sportswear Co. (c)	40,058
5,700	Phillips-Van Heusen Corp.	208,734
5,330	V.F. Corp.	379,389
		929,688
	Thrifts & Mortgage Finance — 2.2%
4,100	Fannie Mae	79,991
9,250	FirstFed Financial Corp. (a) (c)	74,370
5,620	Freddie Mac	92,168
14,510	Hudson City Bancorp, Inc.	242,027
26,800	People’s United Financial, Inc.	418,080
		906,636
	Tobacco — 1.0%
5,600	Lorillard, Inc. (a)	387,296
	Water Utilities — 0.4%
7,700	American Water Works Co., Inc. (a)	170,786
	Wireless Telecommunication Services — 0.9%
4,830	Telephone & Data Systems, Inc.	213,003
2,600	U.S. Cellular Corp. (a)	147,030
		360,033
	Total Long-Term Investments (Cost $41,986,795)	39,682,712

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 5.5%
Corporate Note — 2.5%
1,000,000	UniCredito Italiano Bank Ireland plc, (Ireland), VAR, 2.48%, 08/08/08 (e)	1,000,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 3.0%
355,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $355,024, collateralized by U.S. Government Agency Mortgages	355,000
68,855	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $68,860, collateralized by U.S. Government Agency Mortgages	68,855
300,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $300,021, collateralized by U.S. Government Agency Mortgages	300,000
200,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $200,016, collateralized by U.S. Government Agency Mortgages	200,000
300,000	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $300,022, collateralized by U.S. Government Agency Mortgages	300,000
		1,223,855
	Total Investments of Cash Collateral for Securities on Loan (Cost $2,223,855)	2,223,855
	Total Investments — 103.5% (Cost $44,210,650)	41,906,567
	Liabilities in Excess of Other Assets — (3.5)%	(1,430,394)
	NET ASSETS — 100.0%	$40,476,173

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

VAR—	Variable rate security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)—	Non-income producing security.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Diversified Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$41,906,567
Receivables:
Investment securities sold	1,608,103
Portfolio shares sold	22,195
Interest and dividends	52,733
Total Assets	43,589,598

LIABILITIES:
Payables:
Due to custodian	351,536
Investment securities purchased	411,737
Collateral for securities lending program	2,223,855
Portfolio shares redeemed	7,708
Accrued liabilities:
Investment advisory fees	18,216
Administration fees	3,335
Custodian and accounting fees	12,230
Trustees’ and Chief Compliance Officer’s fees	485
Other	84,323
Total Liabilities	3,113,425
Net Assets	$40,476,173

NET ASSETS:
Paid in capital	$43,839,817
Accumulated undistributed (distributions in excess of) net investment income	249,321
Accumulated net realized gains (losses)	(1,308,882)
Net unrealized appreciation (depreciation)	(2,304,083)
Total Net Assets	$40,476,173

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	6,471,311
Net asset value, offering and redemption price per share	$6.25

Cost of investments in non-affiliates	$44,210,650
Value of securities on loan	2,173,639

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Diversified Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$421,561
Dividend income from affiliates (a)	9,606
Income from securities lending (net)	24,049
Total investment income	455,216

EXPENSES:
Investment advisory fees	145,946
Administration fees	22,789
Custodian and accounting fees	17,757
Interest expense	55
Professional fees	21,979
Trustees’ and Chief Compliance Officer’s fees	24
Printing and mailing costs	21,441
Transfer agent fees	2,965
Other	4,495
Total expenses	237,451
Less amounts waived	(35,275)
Less earnings credits	(43)
Net expenses	202,133
Net investment income (loss)	253,083

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(1,187,595)
Change in net unrealized appreciation (depreciation) of investments	(3,883,564)
Net realized/unrealized gains (losses)	(5,071,159)
Change in net assets resulting from operations	$(4,818,076)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Value Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$253,083	$646,672
Net realized gain (loss)	(1,187,595)	9,494,179
Change in net unrealized appreciation (depreciation)	(3,883,564)	(8,410,792)
Change in net assets resulting from operations	(4,818,076)	1,730,059

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(618,538)	(1,272,339)
From net realized gains	(9,488,212)	(30,228,688)
Total distributions to shareholders	(10,106,750)	(31,501,027)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,469,763	2,735,771
Dividends and distributions reinvested	10,106,750	31,501,027
Cost of shares redeemed	(8,412,096)	(33,790,544)
Change in net assets from capital transactions	3,164,417	446,254

NET ASSETS:
Change in net assets	(11,760,409)	(29,324,714)
Beginning of period	52,236,582	81,561,296
End of period	$40,476,173	$52,236,582

Accumulated undistributed (distributions in excess of) net investment income	$249,321	$614,776

SHARE TRANSACTIONS:
Issued	182,675	242,298
Reinvested	1,601,704	3,398,165
Redeemed	(1,101,055)	(2,758,021)
Change in shares	683,324	882,442

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$9.03	$0.05	$(0.92)	$(0.87)	$(0.12)	$(1.79)	$(1.91)
Year Ended December 31, 2007	16.63	0.18	0.20	0.38	(0.32)	(7.66)	(7.98)
Year Ended December 31, 2006	15.90	0.26	2.23	2.49	(0.13)	(1.63)	(1.76)
Year Ended December 31, 2005	15.82	0.14	1.29	1.43	(0.11)	(1.24)	(1.35)
Year Ended December 31, 2004	13.78	0.11	2.00	2.11	(0.07)	—	(0.07)
Year Ended December 31, 2003	10.45	0.07	3.33	3.40	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$6.25	(9.90)%	$40,476	0.90%	1.13%	1.06%	25%
9.03	1.03	52,237	0.90	1.02	1.06	65
16.63	16.72	81,561	0.93	0.91	0.98	51
15.90	9.75	214,517	0.94	1.05	0.94	55
15.82	15.40	138,171	0.92	0.81	0.93	75
13.78	32.75	112,372	0.93	0.65	0.97	54

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Diversified Mid Cap Value Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio is publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in the prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$40,449,002	$—
Level 2	1,457,565	—
Level 3	—	—
Total	$41,906,567	$—

*	Other financial instruments include futures, forwards and swap contracts.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period, January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$2,173,639	$2,223,855	$744

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $493.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $35,275. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$11,280,439	$17,583,433

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$44,210,650	$3,305,494	$5,609,577	$(2,304,083)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$902.00	$4.26	0.90%
Hypothetical	1,000.00	1,020.39	4.52	0.90

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMITDMCVP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	23

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Equity Index Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the six months, as negative news impacted the financial markets and the U.S. economy. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system by launching new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points (bps) in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

Returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1998
Fiscal Year End	December 31
Net Assets as of 06/30/2008	$108,864,273
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Equity Index Portfolio, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index,* returned –12.10%** (Class 1 Shares) for the six months ended June 30, 2008, compared to the –11.91% return for the S&P 500 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Consistent with its indexing strategy, the Portfolio met its objective by producing returns comparable to those of the benchmark S&P 500 Index. The first half of 2008 was quite tumultuous for stock investors. During the first quarter, the market (as measured by the S&P 500 Index) was down nearly 10% and, in the second quarter, the market fell nearly 3%. Several factors dragged down performance, including a weak economy, stress in the credit markets, poor corporate earnings and asset write-downs at numerous financial companies. In response to the slowing economy and credit-market dislocations, the Federal Reserve (Fed) continued to cut interest rates aggressively.

The stock market began the second quarter in rally mode, recovering much of what it had lost in the first quarter. Nevertheless, performance took a U-turn in June, wiping out the previous two months’ gains. As oil prices increased, inflationary pressures took focus. As a result, the Fed halted its easing campaign and held rates steady at its late-June monetary policy meeting.

The second quarter closed with the S&P 500 Index approaching bear market territory, as measured from the peak reached in October 2007. In general, bear markets — accompanied by an economy in recession, high unemployment and /or rising inflation — are characterized by a protracted period in which investment prices fall and investor sentiment is somewhat poor. At the sector level, financials and telecommunication services represented the worst performers, while energy and materials were the best performers.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We managed the Portfolio in strict conformity with the full replication index strategy, which holds the same stocks in the same proportions as those found in the benchmark. The Portfolio was nearly always 100% invested by using exchange-traded funds and index futures contracts at the margin to invest and divest daily cash flows. The transaction costs associated with implementing the strategy were minimized to lessen their impact on performance. We employed securities lending, which allowed for additional income generation. Regardless of the market outlook, the Portfolio’s strategy does not change, continuing to follow the full-replication index strategy with extremely limited active risk compared to the benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.2%
2.	General Electric Co.	2.4
3.	Microsoft Corp.	2.0
4.	Chevron Corp.	1.8
5.	AT&T, Inc.	1.8
6.	Procter & Gamble Co.	1.7
7.	Johnson & Johnson	1.6
8.	International Business Machines Corp.	1.5
9.	Apple, Inc.	1.3
10.	ConocoPhillips	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.4%
Energy	16.0
Financials	14.2
Healthcare	11.9
Industrials	11.1
Consumer Staples	10.7
Consumer Discretionary	8.1
Utilities	4.0
Materials	3.9
Telecommunication Services	3.3
Short-Term Investments	0.4

*	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with the Portfolio. The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
EQUITY INDEX PORTFOLIO	5/01/98	(12.10)%	(13.45)%	7.14%	2.53%

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 2.6%
7,257	Boeing Co.	476,929
3,848	General Dynamics Corp.	324,002
1,207	Goodrich Corp.	57,284
7,159	Honeywell International, Inc.	359,954
1,184	L-3 Communications Holdings, Inc.	107,590
3,262	Lockheed Martin Corp.	321,829
3,304	Northrop Grumman Corp.	221,038
1,345	Precision Castparts Corp.	129,618
4,084	Raytheon Co.	229,848
1,552	Rockwell Collins, Inc.	74,434
9,397	United Technologies Corp.	579,794
		2,882,320
	Air Freight & Logistics — 0.9%
1,648	C.H. Robinson Worldwide, Inc.	90,376
2,060	Expeditors International of Washington, Inc.	88,580
2,995	FedEx Corp.	235,976
9,857	United Parcel Service, Inc., Class B	605,910
		1,020,842
	Airlines — 0.1%
7,065	Southwest Airlines Co.	92,128
	Auto Components — 0.2%
2,323	Goodyear Tire & Rubber Co. (The) (a)	41,419
5,731	Johnson Controls, Inc.	164,365
		205,784
	Automobiles — 0.2%
21,642	Ford Motor Co. (a) (c)	104,098
5,466	General Motors Corp. (c)	62,859
2,283	Harley-Davidson, Inc. (c)	82,782
		249,739
	Beverages — 2.4%
6,885	Anheuser-Busch Cos., Inc.	427,696
815	Brown-Forman Corp., Class B (c)	61,590
19,290	Coca-Cola Co. (The)	1,002,694
2,777	Coca-Cola Enterprises, Inc.	48,042
1,887	Constellation Brands, Inc., Class A (a)	37,476
1,351	Molson Coors Brewing Co., Class B	73,400
1,308	Pepsi Bottling Group, Inc.	36,519
15,315	PepsiCo, Inc.	973,881
		2,661,298
	Biotechnology — 1.5%
10,513	Amgen, Inc. (a)	495,792
2,830	Biogen Idec, Inc. (a)	158,169
4,209	Celgene Corp. (a)	268,829
2,581	Genzyme Corp. (a)	185,884
8,907	Gilead Sciences, Inc. (a)	471,626
		1,580,300
	Building Products — 0.1%
3,493	Masco Corp.	54,945
	Capital Markets — 2.8%
1,959	American Capital Strategies Ltd. (c)	46,565
2,145	Ameriprise Financial, Inc.	87,237
11,045	Bank of New York Mellon Corp. (The)	417,832
8,968	Charles Schwab Corp. (The)	184,203
4,556	E*Trade Financial Corp. (a) (c)	14,306
837	Federated Investors, Inc., Class B	28,810
1,506	Franklin Resources, Inc.	138,025
3,807	Goldman Sachs Group, Inc. (The)	665,844
1,414	Janus Capital Group, Inc.	37,429
1,363	Legg Mason, Inc.	59,386
6,726	Lehman Brothers Holdings, Inc. (c)	133,242
9,515	Merrill Lynch & Co., Inc.	301,721
10,691	Morgan Stanley	385,624
1,849	Northern Trust Corp.	126,786
4,120	State Street Corp.	263,639
2,507	T. Rowe Price Group, Inc.	141,570
		3,032,219
	Chemicals — 2.1%
2,035	Air Products & Chemicals, Inc.	201,180
540	Ashland, Inc.	26,028
8,984	Dow Chemical Co. (The)	313,631
8,697	E.l. du Pont de Nemours & Co.	373,015
736	Eastman Chemical Co.	50,681
1,695	Ecolab, Inc.	72,868
1,093	Hercules, Inc.	18,504
776	International Flavors & Fragrances, Inc.	30,311
5,300	Monsanto Co.	670,133
1,585	PPG Industries, Inc.	90,931
3,023	Praxair, Inc.	284,888
1,210	Rohm & Haas Co.	56,192
1,245	Sigma-Aldrich Corp.	67,056
		2,255,418
	Commercial Banks — 2.2%
5,281	BB&T Corp. (c)	120,248
1,454	Comerica, Inc.	37,266
5,549	Fifth Third Bancorp	56,489
1,803	First Horizon National Corp. (c)	13,396
3,534	Huntington Bancshares, Inc. (c)	20,391
4,687	KeyCorp	51,463
744	M&T Bank Corp. (c)	52,482
2,503	Marshall & Ilsley Corp. (c)	38,371
7,339	National City Corp. (c)	35,007
3,339	PNC Financial Services Group, Inc.	190,657
6,706	Regions Financial Corp.	73,162
3,400	SunTrust Banks, Inc.	123,148
16,808	U.S. Bancorp	468,776
20,642	Wachovia Corp.	320,570

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
31,891	Wells Fargo & Co.	757,412
1,039	Zions Bancorp	32,718
		2,391,556
	Commercial Services & Supplies — 0.5%
3,256	Allied Waste Industries, Inc. (a)	41,091
1,028	Avery Dennison Corp. (c)	45,160
1,262	Cintas Corp.	33,456
1,251	Equifax, Inc.	42,059
1,197	Monster Worldwide, Inc. (a)	24,670
2,005	Pitney Bowes, Inc.	68,371
2,050	R.R. Donnelley & Sons Co.	60,865
1,534	Robert Half International, Inc.	36,770
4,738	Waste Management, Inc.	178,669
		531,111
	Communications Equipment — 2.5%
870	Ciena Corp. (a)	20,158
57,041	Cisco Systems, Inc. (a)	1,326,774
15,208	Corning, Inc.	350,544
2,219	JDS Uniphase Corp. (a)	25,208
5,069	Juniper Networks, Inc. (a)	112,430
21,776	Motorola, Inc.	159,836
15,630	QUALCOMM, Inc.	693,503
3,841	Tellabs, Inc. (a)	17,861
		2,706,314
	Computers & Peripherals — 4.7%
8,513	Apple, Inc. (a)	1,425,417
19,514	Dell, Inc. (a)	426,966
19,962	EMC Corp. (a)	293,242
23,814	Hewlett-Packard Co.	1,052,817
13,263	International Business Machines Corp.	1,572,064
919	Lexmark International, Inc., Class A (a)	30,722
3,316	NetApp, Inc. (a)	71,825
1,280	QLogic Corp. (a)	18,675
2,170	SanDisk Corp. (a)	40,579
7,551	Sun Microsystems, Inc. (a)	82,155
1,736	Teradata Corp. (a)	40,171
		5,054,633
	Construction & Engineering — 0.2%
856	Fluor Corp.	159,285
1,176	Jacobs Engineering Group, Inc. (a)	94,903
		254,188
	Construction Materials — 0.1%
1,057	Vulcan Materials Co. (c)	63,187
	Consumer Finance — 0.6%
11,186	American Express Co.	421,377
3,623	Capital One Financial Corp.	137,710
4,629	Discover Financial Services	60,964
4,509	SLM Corp. (a)	87,249
		707,300
	Containers & Packaging — 0.1%
943	Ball Corp.	45,020
963	Bemis Co., Inc.	21,590
1,263	Pactiv Corp. (a)	26,813
1,546	Sealed Air Corp.	29,389
		122,812
	Distributors — 0.1%
1,582	Genuine Parts Co.	62,774
	Diversified Consumer Services — 0.1%
1,332	Apollo Group, Inc., Class A (a)	58,954
3,141	H&R Block, Inc.	67,218
		126,172
	Diversified Financial Services — 3.3%
42,998	Bank of America Corp.	1,026,362
2,730	CIT Group, Inc.	18,591
52,569	Citigroup, Inc.	881,056
527	CME Group, Inc.	201,941
682	IntercontinentalExchange, Inc. (a)	77,748
33,563	JPMorgan Chase & Co. (q)	1,151,551
1,708	Leucadia National Corp. (c)	80,174
1,961	Moody’s Corp. (c)	67,537
2,559	NYSE Euronext	129,639
		3,634,599
	Diversified Telecommunication Services — 2.9%
57,368	AT&T, Inc.	1,932,727
1,018	CenturyTel, Inc.	36,231
3,131	Citizens Communications Co.	35,506
1,425	Embarq Corp.	67,360
14,687	Qwest Communications International, Inc. (c)	57,720
27,526	Verizon Communications, Inc.	974,419
4,320	Windstream Corp.	53,309
		3,157,272
	Electric Utilities — 2.3%
1,622	Allegheny Energy, Inc.	81,278
3,877	American Electric Power Co., Inc.	155,972
12,213	Duke Energy Corp.	212,262
3,146	Edison International	161,641
1,849	Entergy Corp.	222,768
6,334	Exelon Corp.	569,807
2,944	FirstEnergy Corp.	242,380
3,941	FPL Group, Inc.	258,451
1,945	Pepco Holdings, Inc.	49,889
972	Pinnacle West Capital Corp.	29,908
3,603	PPL Corp.	188,329
2,524	Progress Energy, Inc.	105,579
7,408	Southern Co.	258,687
		2,536,951

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 0.5%
1,680	Cooper Industries Ltd., Class A	66,360
7,539	Emerson Electric Co.	372,804
1,417	Rockwell Automation, Inc.	61,965
		501,129
	Electronic Equipment & Instruments — 0.3%
3,476	Agilent Technologies, Inc. (a)	123,537
2,020	Jabil Circuit, Inc.	33,148
1,344	Molex, Inc.	32,807
4,616	Tyco Electronics Ltd., (Bermuda)	165,345
		354,837
	Energy Equipment & Services — 3.7%
2,975	Baker Hughes, Inc.	259,837
2,839	BJ Services Co.	90,678
2,092	Cameron International Corp. (a)	115,792
1,394	ENSCO International, Inc.	112,552
8,424	Halliburton Co.	447,062
2,718	Nabors Industries Ltd., (Bermuda) (a)	133,807
4,009	National Oilwell Varco, Inc. (a)	355,678
2,595	Noble Corp.	168,571
1,088	Rowan Cos., Inc.	50,864
11,520	Schlumberger Ltd.	1,237,593
1,939	Smith International, Inc.	161,208
3,080	Transocean, Inc.	469,361
6,561	Weatherford International Ltd. (a)	325,360
		3,928,363
	Food & Staples Retailing — 2.8%
4,184	Costco Wholesale Corp.	293,466
13,801	CVS/Caremark Corp.	546,106
6,388	Kroger Co. (The)	184,422
4,229	Safeway, Inc.	120,738
2,050	SUPERVALU, Inc.	63,325
5,799	SYSCO Corp.	159,530
9,565	Walgreen Co.	310,958
22,468	Wal-Mart Stores, Inc.	1,262,701
1,354	Whole Foods Market, Inc. (c)	32,076
		2,973,322
	Food Products — 1.5%
6,218	Archer-Daniels-Midland Co.	209,858
2,080	Campbell Soup Co.	69,597
4,708	ConAgra Foods, Inc.	90,770
1,467	Dean Foods Co. (a)	28,783
3,235	General Mills, Inc.	196,591
3,042	H.J. Heinz Co.	145,560
1,622	Hershey Co. (The)	53,169
2,451	Kellogg Co.	117,697
14,639	Kraft Foods, Inc., Class A	416,479
1,238	McCormick & Co., Inc. (Non-Voting)	44,147
6,820	Sara Lee Corp.	83,545
2,642	Tyson Foods, Inc., Class A	39,471
2,074	Wm. Wrigley, Jr., Co.	161,316
		1,656,983
	Gas Utilities — 0.1%
436	Nicor, Inc. (c)	18,569
1,673	Questar Corp.	118,850
		137,419
	Health Care Equipment & Supplies — 2.1%
6,059	Baxter International, Inc.	387,412
2,356	Becton, Dickinson & Co.	191,543
13,001	Boston Scientific Corp. (a)	159,782
4,824	Covidien Ltd.	231,021
959	CR Bard, Inc.	84,344
1,536	Hospira, Inc. (a)	61,609
374	Intuitive Surgical, Inc. (a)	100,756
10,845	Medtronic, Inc.	561,230
3,273	St. Jude Medical, Inc. (a)	133,800
2,305	Stryker Corp.	144,938
1,213	Varian Medical Systems, Inc. (a)	62,894
2,235	Zimmer Holdings, Inc. (a)	152,092
		2,271,421
	Health Care Providers & Services — 1.8%
4,682	Aetna, Inc.	189,761
1,555	AmerisourceBergen Corp.	62,184
3,446	Cardinal Health, Inc.	177,745
2,710	Cigna Corp.	95,907
1,464	Coventry Health Care, Inc. (a)	44,535
2,425	Express Scripts, Inc. (a)	152,096
1,634	Humana, Inc. (a)	64,984
1,075	Laboratory Corp. of America Holdings (a) (c)	74,852
2,678	McKesson Corp.	149,727
4,893	Medco Health Solutions, Inc. (a)	230,950
1,248	Patterson Cos., Inc. (a)	36,679
1,524	Quest Diagnostics, Inc.	73,868
4,627	Tenet Healthcare Corp. (a)	25,726
11,866	UnitedHealth Group, Inc.	311,483
5,081	WellPoint, Inc. (a)	242,160
		1,932,657
	Health Care Technology — 0.0% (g)
1,751	IMS Health, Inc.	40,798
	Hotels, Restaurants & Leisure — 1.2%
4,218	Carnival Corp.	139,025
1,351	Darden Restaurants, Inc.	43,151
2,990	International Game Technology	74,690
2,902	Marriott International, Inc., Class A	76,148
10,946	McDonald’s Corp.	615,385

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
7,029	Starbucks Corp. (a)	110,636
1,802	Starwood Hotels & Resorts Worldwide, Inc.	72,206
846	Wendy’s International, Inc.	23,028
1,707	Wyndham Worldwide Corp.	30,572
4,573	Yum! Brands, Inc.	160,468
		1,345,309
	Household Durables — 0.4%
590	Black & Decker Corp.	33,931
1,192	Centex Corp.	15,937
2,653	D.R. Horton, Inc.	28,785
1,484	Fortune Brands, Inc.	92,617
562	Harman International Industries, Inc.	23,261
744	KB Home (c)	12,596
1,606	Leggett & Platt, Inc.	26,933
1,350	Lennar Corp., Class A	16,659
2,674	Newell Rubbermaid, Inc.	44,896
2,064	Pulte Homes, Inc.	19,876
557	Snap-On, Inc.	28,970
757	Stanley Works (The)	33,936
725	Whirlpool Corp.	44,754
		423,151
	Household Products — 2.2%
1,331	Clorox Co.	69,478
4,903	Colgate-Palmolive Co.	338,797
4,041	Kimberly-Clark Corp.	241,571
29,480	Procter & Gamble Co.	1,792,679
		2,442,525
	Independent Power Producers & Energy Traders — 0.3%
6,489	AES Corp. (The) (a)	124,654
1,723	Constellation Energy Group, Inc.	141,458
4,798	Dynegy, Inc., Class A (a)	41,023
		307,135
	Industrial Conglomerates — 3.0%
6,800	3M Co.	473,211
96,246	General Electric Co.	2,568,805
2,407	Textron, Inc.	115,368
4,656	Tyco International Ltd., (Bermuda)	186,426
		3,343,810
	Insurance — 3.5%
3,215	ACE Ltd., (Bermuda)	177,114
4,587	Aflac, Inc.	288,064
5,318	Allstate Corp. (The)	242,448
25,962	American International Group, Inc. (c)	686,954
2,885	AON Corp.	132,537
925	Assurant, Inc.	61,013
3,530	Chubb Corp. (The)	173,005
1,576	Cincinnati Financial Corp.	40,030
4,179	Genworth Financial, Inc., Class A	74,428
3,039	Hartford Financial Services Group, Inc.	196,228
2,504	Lincoln National Corp.	113,481
3,495	Loews Corp. (c)	163,916
4,940	Marsh & McLennan Cos., Inc.	131,157
2,049	MBIA, Inc. (c)	8,995
6,858	MetLife, Inc.	361,897
2,500	Principal Financial Group, Inc.	104,925
6,541	Progressive Corp. (The)	122,448
4,210	Prudential Financial, Inc.	251,505
868	Safeco Corp.	58,295
867	Torchmark Corp.	50,850
5,838	Travelers Cos., Inc. (The)	253,369
3,343	Unum Group	68,364
1,730	XL Capital Ltd., Class A, (Bermuda)	35,569
		3,796,592
	Internet & Catalog Retail — 0.3%
2,985	Amazon.com, Inc. (a)	218,890
2,019	Expedia, Inc. (a)	37,109
1,750	IAC/InterActive Corp. (a)	33,740
		289,739
	Internet Software & Services — 1.7%
1,624	Akamai Technologies, Inc. (a) (c)	56,499
10,674	eBay, Inc. (a)	291,720
2,244	Google, Inc., Class A (a)	1,181,287
1,879	VeriSign, Inc. (a)	71,026
13,286	Yahoo!, Inc. (a)	274,489
		1,875,021
	IT Services — 0.9%
931	Affiliated Computer Services, Inc., Class A (a)	49,799
5,006	Automatic Data Processing, Inc.	209,751
2,790	Cognizant Technology Solutions Corp., Class A (a)	90,703
1,460	Computer Sciences Corp. (a)	68,386
1,193	Convergys Corp. (a)	17,728
4,854	Electronic Data Systems Corp.	119,603
1,658	Fidelity National Information Services, Inc.	61,197
1,584	Fiserv, Inc. (a)	71,866
3,097	Paychex, Inc.	96,874
1,915	Total System Services, Inc.	42,551
3,449	Unisys Corp. (a)	13,624
7,146	Western Union Co. (The)	176,649
		1,018,731
	Leisure Equipment & Products — 0.1%
2,783	Eastman Kodak Co. (c)	40,159
1,339	Hasbro, Inc.	47,829
3,494	Mattel, Inc.	59,817
		147,805

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — 0.4%
1,630	Applera Corp.—Applied Biosystems Group	54,573
533	Millipore Corp. (a)	36,169
1,144	PerkinElmer, Inc.	31,860
4,039	Thermo Fisher Scientific, Inc. (a)	225,094
967	Waters Corp. (a)	62,372
		410,068
	Machinery — 1.9%
5,936	Caterpillar, Inc.	438,195
1,961	Cummins, Inc.	128,485
2,460	Danaher Corp.	190,158
4,162	Deere & Co.	300,204
1,829	Dover Corp.	88,469
1,590	Eaton Corp.	135,102
3,836	Illinois Tool Works, Inc.	182,248
3,069	Ingersoll-Rand Co. Ltd., Class A, (Bermuda)	114,873
1,755	ITT Corp.	111,144
1,256	Manitowoc Co., Inc. (The)	40,858
3,526	PACCAR, Inc.	147,493
1,157	Pall Corp.	45,910
1,619	Parker Hannifin Corp.	115,467
969	Terex Corp. (a)	49,778
		2,088,384
	Media — 2.9%
6,575	CBS Corp., Class B	128,147
4,808	Clear Channel Communications, Inc.	169,242
28,593	Comcast Corp., Class A	542,409
6,859	DIRECTV Group, Inc. (The) (a)	177,717
866	E.W. Scripps Co., Class A	35,974
2,208	Gannett Co., Inc. (c)	47,847
4,557	Interpublic Group of Companies, Inc. (The) (a)	39,190
3,103	McGraw-Hill Cos., Inc. (The)	124,492
358	Meredith Corp. (c)	10,128
1,389	New York Times Co. (The), Class A (c)	21,377
22,237	News Corp., Class A	334,444
3,093	Omnicom Group, Inc. (c)	138,814
34,553	Time Warner, Inc.	511,384
6,110	Viacom, Inc., Class B (a)	186,599
18,397	Walt Disney Co. (The)	573,987
56	Washington Post Co. (The), Class B	32,866
		3,074,617
	Metals & Mining — 1.4%
1,089	AK Steel Holding Corp.	75,141
7,870	Alcoa, Inc.	280,329
977	Allegheny Technologies, Inc.	57,917
3,701	Freeport-McMoRan Copper & Gold, Inc.	433,719
4,385	Newmont Mining Corp.	228,722
3,028	Nucor Corp.	226,101
944	Titanium Metals Corp. (c)	13,207
1,137	United States Steel Corp.	210,095
		1,525,231
	Multiline Retail — 0.7%
788	Big Lots, Inc. (a) (c)	24,617
546	Dillard’s, Inc., Class A (c)	6,317
1,348	Family Dollar Stores, Inc.	26,879
2,143	J.C. Penney Co., Inc.	77,769
2,962	Kohl’s Corp. (a)	118,598
4,061	Macy’s, Inc.	78,865
1,696	Nordstrom, Inc.	51,389
676	Sears Holdings Corp. (a) (c)	49,794
7,517	Target Corp.	349,466
		783,694
	Multi-Utilities — 1.2%
2,023	Ameren Corp.	85,431
3,171	CenterPoint Energy, Inc.	50,895
2,175	CMS Energy Corp.	32,408
2,632	Consolidated Edison, Inc.	102,885
5,582	Dominion Resources, Inc.	265,088
1,576	DTE Energy Co.	66,885
738	Integrys Energy Group, Inc.	37,513
2,647	NiSource, Inc.	47,434
3,450	PG&E Corp.	136,931
4,911	Public Service Enterprise Group, Inc.	225,562
2,417	Sempra Energy	136,440
2,035	TECO Energy, Inc. (c)	43,732
4,160	Xcel Energy, Inc.	83,491
		1,314,695
	Office Electronics — 0.1%
8,682	Xerox Corp.	117,728
	Oil, Gas & Consumable Fuels — 12.4%
4,521	Anadarko Petroleum Corp.	338,352
3,221	Apache Corp.	447,719
944	Cabot Oil & Gas Corp.	63,937
4,645	Chesapeake Energy Corp.	306,384
19,972	Chevron Corp.	1,979,824
14,894	ConocoPhillips	1,405,845
1,765	Consol Energy, Inc.	198,333
4,309	Devon Energy Corp.	517,769
6,784	El Paso Corp.	147,484
2,397	EOG Resources, Inc.	314,486
51,020	Exxon Mobil Corp.	4,496,394
2,713	Hess Corp.	342,353
6,836	Marathon Oil Corp.	354,583
777	Massey Energy Co.	72,844
1,835	Murphy Oil Corp.	179,922

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
1,663	Noble Energy, Inc.	167,231
7,925	Occidental Petroleum Corp.	712,141
2,622	Peabody Energy Corp.	230,867
1,492	Range Resources Corp.	97,786
3,303	Southwestern Energy Co. (a)	157,256
6,111	Spectra Energy Corp.	175,630
1,129	Sunoco, Inc.	45,939
1,329	Tesoro Corp. (c)	26,274
5,104	Valero Energy Corp.	210,183
5,642	Williams Cos., Inc.	227,429
4,932	XTO Energy, Inc.	337,891
		13,554,856
	Paper & Forest Products — 0.2%
4,130	International Paper Co.	96,229
1,677	MeadWestvaco Corp.	39,980
2,040	Weyerhaeuser Co.	104,325
		240,534
	Personal Products — 0.2%
4,120	Avon Products, Inc.	148,403
1,105	Estee Lauder Cos., Inc. (The), Class A	51,327
		199,730
	Pharmaceuticals — 6.0%
14,902	Abbott Laboratories	789,359
2,970	Allergan, Inc.	154,589
1,043	Barr Pharmaceuticals, Inc. (a)	47,018
19,116	Bristol-Myers Squibb Co.	392,451
9,551	Eli Lilly & Co.	440,874
2,943	Forest Laboratories, Inc. (a)	102,240
27,213	Johnson & Johnson	1,750,884
2,383	King Pharmaceuticals, Inc. (a)	24,950
20,727	Merck & Co., Inc.	781,201
2,939	Mylan, Inc. (a) (c)	35,474
65,326	Pfizer, Inc.	1,141,245
15,656	Schering-Plough Corp.	308,267
1,007	Watson Pharmaceuticals, Inc. (a)	27,360
12,875	Wyeth	617,485
		6,613,397
	Real Estate Investment Trusts (REITs) — 1.2%
865	Apartment Investment & Management Co., Class A	29,462
743	AvalonBay Communities, Inc.	66,246
1,155	Boston Properties, Inc.	104,204
1,156	Developers Diversified Realty Corp. (c)	40,125
2,612	Equity Residential	99,961
2,583	General Growth Properties, Inc.	90,482
2,267	HCP, Inc.	72,113
5,043	Host Hotels & Resorts, Inc.	68,837
2,449	Kimco Realty Corp.	84,539
1,652	Plum Creek Timber Co., Inc. (c)	70,557
2,532	ProLogis	137,614
1,192	Public Storage	96,302
2,171	Simon Property Group, Inc.	195,152
1,306	Vornado Realty Trust	114,928
		1,270,522
	Real Estate Management & Development — 0.0% (g)
1,679	CB Richard Ellis Group, Inc., Class A (a)	32,237
	Road & Rail — 1.1%
2,832	Burlington Northern Santa Fe Corp.	282,888
3,910	CSX Corp.	245,587
3,628	Norfolk Southern Corp.	227,367
555	Ryder System, Inc. (c)	38,228
4,990	Union Pacific Corp.	376,746
		1,170,816
	Semiconductors & Semiconductor Equipment — 2.5%
5,858	Advanced Micro Devices, Inc. (a) (c)	34,152
2,894	Altera Corp.	59,906
2,801	Analog Devices, Inc.	88,988
13,088	Applied Materials, Inc.	249,850
4,318	Broadcom Corp., Class A (a)	117,838
55,312	Intel Corp.	1,188,101
1,642	KLA-Tencor Corp.	66,846
2,143	Linear Technology Corp.	69,798
6,155	LSI Corp. (a)	37,792
2,200	MEMC Electronic Materials, Inc. (a)	135,388
1,786	Microchip Technology, Inc.	54,544
7,344	Micron Technology, Inc. (a)	44,064
2,083	National Semiconductor Corp.	42,785
965	Novellus Systems, Inc. (a) (c)	20,448
5,356	NVIDIA Corp. (a)	100,264
1,657	Teradyne, Inc. (a)	18,343
12,773	Texas Instruments, Inc.	359,688
2,696	Xilinx, Inc.	68,074
		2,756,869
	Software — 3.5%
5,135	Adobe Systems, Inc. (a)	202,268
2,163	Autodesk, Inc. (a)	73,131
1,845	BMC Software, Inc. (a)	66,420
3,771	CA, Inc. (c)	87,072
1,772	Citrix Systems, Inc. (a)	52,115
2,527	Compuware Corp. (a)	24,108
3,075	Electronic Arts, Inc. (a)	136,622
3,100	Intuit, Inc. (a)	85,467

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
77,341	Microsoft Corp.	2,127,650
3,413	Novell, Inc. (a)	20,103
38,303	Oracle Corp. (a)	804,363
8,112	Symantec Corp. (a)	156,967
		3,836,286
	Specialty Retail — 1.5%
840	Abercrombie & Fitch Co., Class A	52,651
1,292	AutoNation, Inc. (a) (c)	12,946
415	AutoZone, Inc. (a)	50,219
2,502	Bed Bath & Beyond, Inc. (a)	70,306
3,340	Best Buy Co., Inc.	132,264
1,561	GameStop Corp., Class A (a)	63,064
4,334	Gap, Inc. (The)	72,248
16,387	Home Depot, Inc.	383,785
2,892	Limited Brands, Inc.	48,730
14,135	Lowe’s Cos., Inc.	293,301
2,639	Office Depot, Inc. (a)	28,871
1,268	RadioShack Corp.	15,558
955	Sherwin-Williams Co. (The)	43,863
6,780	Staples, Inc.	161,025
1,216	Tiffany & Co.	49,552
4,101	TJX Cos., Inc.	129,058
		1,607,441
	Textiles, Apparel & Luxury Goods — 0.4%
3,295	Coach, Inc. (a)	95,160
835	Jones Apparel Group, Inc.	11,481
914	Liz Claiborne, Inc. (c)	12,933
3,663	Nike, Inc., Class B	218,351
556	Polo Ralph Lauren Corp.	34,906
844	V.F. Corp.	60,076
		432,907
	Thrifts & Mortgage Finance — 0.5%
5,626	Countrywide Financial Corp. (c)	23,911
10,277	Fannie Mae	200,503
6,244	Freddie Mac	102,401
5,013	Hudson City Bancorp, Inc.	83,617
1,206	MGIC Investment Corp. (c)	7,369
4,625	Sovereign Bancorp, Inc.	34,040
10,221	Washington Mutual, Inc. (c)	50,390
		502,231
	Tobacco — 1.6%
20,223	Altria Group, Inc.	415,785
1,679	Lorillard, Inc. (a)	116,120
20,368	Philip Morris International, Inc.	1,005,975
1,654	Reynolds American, Inc.	77,192
1,428	UST, Inc.	77,983
		1,693,055
	Trading Companies & Distributors — 0.0% (g)
627	W.W. Grainger, Inc.	51,289
	Wireless Telecommunication Services — 0.4%
3,830	American Tower Corp., Class A (a)	161,818
27,530	Sprint Nextel Corp.	261,535
		423,353
	Total Common Stocks (Cost $100,783,173)	107,870,549
	Investment Company — 0.0% (g)
40	SPDR Trust Series I (c) (Cost $5,391)	5,119
	Total Long-Term Investments (Cost $100,788,564)	107,875,668
Short-Term Investments — 0.4%
	Investment Company — 0.3%
333,062	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $333,062)	333,062

PRINCIPAL
AMOUNT($)
	U.S. Treasury Obligation — 0.1%
75,000	U.S. Treasury Bill, 1.87%, 09/04/08 (k) (n) (Cost $74,749)	74,767
	Total Short-Term Investments (Cost $407,811)	407,829
Investments of Cash Collateral for Securities on Loan — 2.1%
	Corporate Note — 0.2%
200,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	200,000
	Repurchase Agreements — 1.9%
400,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $400,027, collateralized by U.S. Government Agency Mortgages	400,000
392,294	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $392,323 collateralized by U.S. Government Agency Mortgages	392,294
475,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $475,033 collateralized by U.S. Government Agency Mortgages	475,000
475,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $475,037 collateralized by U.S. Government Agency Mortgages	475,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

PRINCIPAL
AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
300,000	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $300,022 collateralized by U.S. Government Agency Mortgages	300,000
		2,042,294
	Total Investments of Cash Collateral for Securities on Loan (Cost $2,242,294)	2,242,294
	Total Investments — 101.5% (Cost $103,438,669)	110,525,791
	Liabilities in Excess of Other Assets — (1.5)%	(1,661,518)
	NET ASSETS — 100.0%	$108,864,273

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	E-Mini S&P 500 Index	September, 2008	$896,770	$(12,889)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

SPDR—	Standard & Poor’s Depository Receipts

VAR—	Variable rate security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(q)—	Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$109,041,178
Investments in affiliates, at value	1,484,613
Total investment securities, at value	110,525,791
Cash	743
Receivables:
Investment securities sold	700,566
Portfolio shares sold	49,847
Interest and dividends	146,684
Variation margin on futures contracts	690
Total Assets	111,424,321

LIABILITIES:
Payables:
Investment securities purchased	75,174
Collateral for securities lending program	2,242,294
Portfolio shares redeemed	120,770
Accrued liabilities:
Investment advisory fees	17,027
Administration fees	11,101
Custodian and accounting fees	36,300
Trustees’ and Chief Compliance Officer’s fees	489
Other	56,893
Total Liabilities	2,560,048
Net Assets	$108,864,273

NET ASSETS:
Paid in capital	$104,573,013
Accumulated undistributed (distributions in excess of) net investment income	1,010,528
Accumulated net realized gains (losses)	(3,793,501)
Net unrealized appreciation (depreciation)	7,074,233
Total Net Assets	$108,864,273

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	9,808,928
Net asset value, offering and redemption price per share	$11.10

Cost of investments in non-affiliates	$101,951,238
Cost of investments in affiliates	1,487,431
Value of securities on loan	2,140,942

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income	$1,206,086
Dividend income from affiliates (a)	35,560
Interest income	833
Income from securities lending (net)	10,146
Total investment income	1,252,625

EXPENSES:
Investment advisory fees	147,729
Administration fees	59,985
Custodian and accounting fees	43,856
Interest expense	109
Professional fees	23,624
Trustees’ and Chief Compliance Officer’s fees	652
Printing and mailing costs	15,211
Transfer agent fees	5,199
Other	8,864
Total expenses	305,229
Less amounts waived	(68,739)
Less earnings credits	(17)
Net expenses	236,473
Net investment income (loss)	1,016,152

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	267,959
Investments in affiliates	33,195
Futures	(74,436)
Net realized gain (loss)	226,718
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(16,396,934)
Investments in affiliates	(346,203)
Futures	(3,719)
Change in net unrealized appreciation (depreciation)	(16,746,856)
Net realized/unrealized gains (losses)	(16,520,138)
Change in net assets resulting from operations	$(15,503,986)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Six Months Ended 06/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,016,152	$2,217,948
Net realized gain (loss)	226,718	2,563,530
Change in net unrealized appreciation (depreciation)	(16,746,856)	2,715,483
Change in net assets resulting from operations	(15,503,986)	7,496,961

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,165,120)	(2,109,157)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,131,634	10,839,601
Dividends and distributions reinvested	2,165,120	2,109,157
Cost of shares redeemed	(14,795,521)	(30,401,787)
Change in net assets from capital transactions	(5,498,767)	(17,453,029)

NET ASSETS:
Change in net assets	(23,167,873)	(12,065,225)
Beginning of period	132,032,146	144,097,371
End of period	$108,864,273	$132,032,146
Accumulated undistributed (distributions in excess of) net investment income	$1,010,528	$2,159,496

SHARE TRANSACTIONS:
Issued	591,841	845,544
Reinvested	189,590	171,337
Redeemed	(1,234,943)	(2,349,903)
Change in shares	(453,512)	(1,333,022)

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

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JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

			Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Equity Index Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$12.87	$0.11	$(1.66)	$(1.55)	$(0.22)
Year Ended December 31, 2007	12.43	0.22	0.41	0.63	(0.19)
Year Ended December 31, 2006	10.92	0.19	1.48	1.67	(0.16)
Year Ended December 31, 2005	10.61	0.15	0.31	0.46	(0.15)
Year Ended December 31, 2004	9.72	0.15	0.85	1.00	(0.11)
Year Ended December 31, 2003	7.69	0.11	2.01	2.12	(0.09)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b) (c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$11.10	(12.10)%	$108,864	0.40%	1.72%	0.52%	4%
12.87	5.10	132,032	0.40	1.56	0.53	6
12.43	15.42	144,097	0.40	1.54	0.57	7
10.92	4.46	136,929	0.46	1.41	0.51	12
10.61	10.34	137,197	0.50	1.53	0.51	14
9.72	27.98	126,733	0.50	1.32	0.51	1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Equity Index Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1	$110,251,024	$—	$(12,889)
Level 2	274,767	—	—
Level 3	—	—	—
Total	$110,525,791	$—	$(12,889)

*	Other financial instruments include futures, forwards and swap contracts.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of June 30, 2008, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Transactions with Affiliates — An affiliated issuer may be considered one which is under common control with a Portfolio. For the purposes of the report, the Portfolio assumes the following to be an affiliated issuer:

		For the six months ended June 30, 2008
Affiliate	Value at December 31, 2007	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2008	Value at June 30, 2008
JPMorgan Chase & Co. (Common Stock)	$1,495,711	$56,658	$87,810	$33,195	$25,793	33,563	$1,151,551
JPMorgan Liquid Assets Money Market Fund, Institutional Class	661,723	10,288,190	10,616,851	—	9,244	333,062	333,062
Total	$2,157,434			$33,195	$35,037		$1,484,613

E. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$2,140,942	$2,242,294	$610

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

I. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $523.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $68,739. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$5,152,119	$12,181,216

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$103,438,669	$28,380,499	$21,293,377	$7,087,122

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at June 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$879.00	$1.87	0.40%
Hypothetical	1,000.00	1,022.87	2.01	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   23

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMITEIP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Government Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Schedule of Shareholder Expenses	16

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Government Bond Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“As market liquidity shrank, investors shunned riskier assets in favor of the perceived safety of U.S. Treasury securities and other high-quality bonds.”

Investors shun risk

Investors faced significant challenges during the six months, as negative news impacted the U.S. financial markets. Problems in other segments of the market — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — stifled credit-sector performance but boosted returns for higher-quality bonds.

Preference for quality pushes Treasury yields lower

As market liquidity shrank, investors shunned riskier assets in favor of the perceived safety of U.S. Treasury securities and other high-quality bonds. As investors flocked to Treasuries — particularly during the first quarter of 2008 — yields plummeted. The two-year Treasury yield, for example, declined to a six-month low of 1.35% on March 17, 2008.

But, during the second quarter of 2008, Treasury yields headed upward on renewed concerns about inflation and fears that the Federal Reserve (Fed) might raise rates to help contain price increases. The two-year Treasury yield ended the period at 2.63%, higher than the March low, but still 42 basis points (bps) lower than its yield at the end of December 2007. The yield on the benchmark 10-year Treasury fell from 4.04% on December 31, 2007, to 3.34% in mid-March, before ending the six months at 3.99%.

Bonds outpace stocks

Overall, bonds significantly outperformed stocks for the six months, with the Lehman Brothers U.S. Aggregate Index returning 1.13%, compared to the return of –11.91% for the S&P 500 Index. Treasuries were the fixed income market’s leading sector, as demonstrated by the Lehman Brothers U.S. Treasury Index return of 2.23%. At the opposite end of the quality spectrum, high-yield bonds retreated, returning –1.31%, as measured by the Lehman Brothers U.S. Corporate High Yield Index.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its fed funds target rate by 225 bps in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Government Bond Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$145,991,667
Primary Benchmark	Lehman Brothers Government Bond Index
Average Credit Quality	AAA
Duration	5.82 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Government Bond Portfolio, which seeks a high level of current income with liquidity and safety of principal,* returned 2.27%** (Class 1 Shares) for the six months ended June 30, 2008, compared to the 2.06% return for the Lehman Brothers Government Bond Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period. Mortgage spread tightening contributed to performance due to an overweight in well-structured mortgage-backed securities. An underweight in agency debt also helped returns as spreads widened during the six-month period. On the downside, the Portfolio’s longer duration relative to the benchmark detracted from performance, as rates rose along the yield curve.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities that fit our low turnover investment philosophy. We maintained an overweight in mortgages, in general, and well-structured, collateralized mortgage obligations, in particular. We also held underweights in agency securities and U.S. Treasury notes, and an overweight in separate trading of registered interest and principal securities (STRIPS).

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	48.6%
U.S. Treasury Obligations	24.2
U.S. Government Agency Securities	16.2
Mortgage Pass-Through Securities	9.4
Short-Term Investment	1.6

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based on total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
GOVERNMENT BOND PORTFOLIO	8/1/94	2.27%	9.06%	4.10%	5.62%

TEN YEAR PERFORMANCE  (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Government Bond Portfolio, the Lehman Brothers Government Bond Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers Government Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond indices, the 1–3 Year Government Index and the 20+ Year Treasury Index. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
	Collateralized Mortgage Obligations — 48.5%
	Federal Home Loan Mortgage Corp., REMICS
170,846	Series 1343, Class LA, 8.00%, 08/15/22	185,379
4,997	Series 1561, Class TA, PO, 08/15/08	4,980
399,959	Series 1577, Class PV, 6.50%, 09/15/23	422,776
871,682	Series 1584, Class L, 6.50%, 09/15/23	905,460
5,739	Series 1604, Class MB, IF, 9.59%, 11/15/08	5,743
13,110	Series 1625, Class SC, IF, 9.84%, 12/15/08	13,145
872,240	Series 1633, Class Z, 6.50%, 12/15/23	918,551
201,000	Series 1694, Class PK, 6.50%, 03/15/24	212,705
362,898	Series 1999, Class PU, 7.00%, 10/15/27	383,436
622,529	Series 2031, Class PG, 7.00%, 02/15/28 (m)	660,333
528,899	Series 2035, Class PC, 6.95%, 03/15/28	560,694
631,098	Series 2095, Class PE, 6.00%, 11/15/28	649,567
7,772	Series 2132, Class PD, 6.00%, 11/15/27	7,774
193,815	Series 2178, Class PB, 7.00%, 08/15/29	204,106
379,054	Series 2259, Class ZC, 7.35%, 10/15/30	394,036
495,102	Series 2345, Class PQ, 6.50%, 08/15/16	520,395
752,580	Series 2367, Class ME, 6.50%, 10/15/31	785,845
67,406	Series 2390, Class DO, PO, 12/15/31	55,214
883,000	Series 2527, Class BP, 5.00%, 11/15/17	885,787
5,000,000	Series 2543, Class YX, 6.00%, 12/15/32 (m)	5,082,673
3,230,000	Series 2578, Class PG, 5.00%, 02/15/18	3,189,943
1,582,972	Series 2626, Class KA, 3.00%, 03/15/30	1,504,926
650,000	Series 2631, Class TE, 4.50%, 02/15/28	643,834
537,895	Series 2647, Class A, 3.25%, 04/15/32	492,440
3,117,798	Series 2651, Class VZ, 4.50%, 07/15/18	2,998,833
2,438,000	Series 2656, Class BG, 5.00%, 10/15/32	2,407,355
410,000	Series 2682, Class LC, 4.50%, 07/15/32	399,124
2,500,000	Series 2684, Class PD, 5.00%, 03/15/29	2,510,295
1,250,000	Series 2749, Class TD, 5.00%, 06/15/21	1,261,714
650,000	Series 2773, Class TB, 4.00%, 04/15/19	597,014
625,000	Series 2827, Class DG, 4.50%, 07/15/19	595,709
708,922	Series 2927, Class GA, 5.50%, 10/15/34	722,291
1,250,000	Series 2929, Class PC, 5.00%, 01/15/28	1,267,035
734,694	Series 3085, Class VS, IF, 18.83%, 12/15/35	837,712
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
593,291	Series T-54, Class 2A, 6.50%, 02/25/43	608,865
360,834	Series T-56, Class A, PO, 05/25/43	258,956
	Federal National Mortgage Association, REMICS
24,306	Series 1988-16, Class B, 9.50%, 06/25/18	27,009
101,855	Series 1993-146, Class E, PO, 05/25/23	84,279
245,000	Series 1993-155, Class PJ, 7.00%, 09/25/23	260,485
6,114	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	6,136
17,065	Series 1993-205, Class H, PO, 09/25/23	14,294
19,888	Series 1993-221, Class SG, IF, 9.85%, 12/25/08	20,018
2,047,896	Series 1993-223, Class PZ, 6.50%, 12/25/23	2,144,156
498,330	Series 1993-250, Class Z, 7.00%, 12/25/23	524,481
233	Series 1994-13, Class SM, IF, 14.39%, 02/25/09	236
55,185	Series 1994-28, Class K, 6.50%, 08/25/23	55,316
877,719	Series 1994-37, Class L, 6.50%, 03/25/24	919,781
6,388,638	Series 1994-72, Class K, 6.00%, 04/25/24	6,597,109
3,317	Series 1994-76, Class H, 5.00%, 02/25/24	3,317
157,299	Series 1998-46, Class GZ, 6.50%, 08/18/28	165,222
406,694	Series 1998-58, Class PC, 6.50%, 10/25/28	422,285
801,640	Series 1999-39, Class JH, IO, 6.50%, 08/25/29	214,033
345,812	Series 2001-4, Class PC, 7.00%, 03/25/21	368,559
1,243,321	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	322,763
320,790	Series 2002-2, Class UC, 6.00%, 02/25/17	331,085
2,000,000	Series 2003-35, Class MD, 5.00%, 11/25/16	2,026,279
1,250,000	Series 2003-70, Class BE, 3.50%, 12/25/25	1,243,056
3,600,000	Series 2003-81, Class MC, 5.00%, 12/25/32	3,559,622
600,000	Series 2003-82, Class VB, 5.50%, 08/25/33	601,765
2,901,667	Series 2003-128, Class DY, 4.50%, 01/25/24	2,724,917
1,850,000	Series 2004-2, Class OE, 5.00%, 05/25/23	1,829,727
1,343,158	Series 2004-75, Class VK, 4.50%, 09/25/22	1,300,013
62,968	Series G92-44, Class ZQ, 8.00%, 07/25/22	67,816
28,006	Series G92-66, Class KA, 6.00%, 12/25/22	28,784
	Federal National Mortgage Association Whole Loan,
663,338	Series 1999-W4, Class A9, 6.25%, 02/25/29	678,196
1,070,797	Series 2002-W7, Class A4, 6.00%, 06/25/29	1,102,252
563,038	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	574,383
537,592	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	513,523
	Government National Mortgage Association,
291,302	Series 1998-22, Class PD, 6.50%, 09/20/28	306,062
93,176	Series 1999-17, Class L, 6.00%, 05/20/29	95,792
3,908	Series 2001-6, Class PM, 6.50%, 06/16/30	3,904
2,500,000	Series 2001-10, Class PE, 6.50%, 03/16/31 (m)	2,644,939
1,000,000	Series 2001-64, Class PB, 6.50%, 12/20/31	1,053,739
6,169,134	Series 2003-59, Class XA, IO, VAR, 1.67%, 06/16/34	466,675
2,759,774	Series 2003-75, Class BE, 6.00%, 04/16/28	2,848,919
1,426,465	Series 2004-62, Class VA, 5.50%, 07/20/15	1,458,800
	Total Collateralized Mortgage Obligations (Cost $70,138,202)	70,764,372
	Mortgage Pass-Through Securities — 9.3%
	Federal Home Loan Mortgage Corp.,
166,990	ARM, 6.25%, 01/01/27	168,191
45,793	ARM, 6.45%, 04/01/30	46,285

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	30 Year, Single Family,
14,121	9.00%, 12/01/09	14,495
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
279,067	5.00%, 12/01/13 – 04/01/14	278,609
83,522	5.50%, 03/01/14	84,593
27,892	6.00%, 04/01/14	28,578
63,694	6.50%, 06/01/14 – 09/01/14	66,610
12,298	7.00%, 02/01/11	12,738
8,197	7.50%, 09/01/10	8,282
679	8.50%, 12/01/09	698
	30 Year, Single Family,
216,974	6.00%, 04/01/26 – 02/01/32	221,040
1,062,229	6.50%, 11/01/25 – 04/01/32	1,105,260
14,815	8.50%, 07/01/28	16,382
	Federal National Mortgage Association, 15 Year, Single Family,
677,371	5.50%, 11/01/16	689,007
118,929	6.00%, 04/01/13 – 08/01/14	122,280
57,553	6.50%, 11/01/11 – 05/01/13	59,970
233,093	8.00%, 11/01/12 – 01/01/16	243,801
	20 Year, Single Family,
1,180,830	5.00%, 11/01/23	1,152,322
1,140,293	6.00%, 03/01/22	1,164,454
	30 Year, Single Family,
796,986	4.50%, 03/01/38	739,111
1,925,722	5.00%, 11/01/33	1,857,757
2,673,841	5.50%, 12/01/33 – 01/01/34	2,651,228
397,981	6.50%, 09/01/25 – 04/01/32	413,755
52,608	7.50%, 03/01/30 – 08/01/30	56,688
	Other,
311,364	6.00%, 09/01/28	317,098
77,883	7.50%, 02/01/13	82,569
	Government National Mortgage Association I Pools,
	30 Year, Single Family,
24,547	6.50%, 03/15/28 – 09/15/28	25,518
41,058	7.00%, 12/15/25 – 06/15/28	43,800
28,625	7.50%, 05/15/23 – 09/15/25	30,808
46,804	8.00%, 10/15/27	51,237
14,376	9.00%, 11/15/24	15,752
	Government National Mortgage Association II Pools,
738,097	ARM, 4.50%, 07/20/34	731,615
972,842	ARM, 5.50%, 09/20/34	978,255
10,526	ARM, 5.63%, 07/20/27	10,638
	30 Year, Single Family,
7,766	7.50%, 12/20/26	8,335
130,028	8.00%, 11/20/26	141,851
	Total Mortgage Pass-Through Securities (Cost $13,704,713)	13,639,610
	U.S. Government Agency Securities — 16.2%
1,500,000	Federal Farm Credit Bank, 6.75%, 07/07/09	1,557,439
1,000,000	Federal Home Loan Bank System, 5.90%, 03/26/09 (c)	1,022,182
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	1,653,195
630,000	Zero Coupon, 03/23/28	227,958
6,000,000	Federal National Mortgage Association Interest STRIPS, 09/23/20	3,263,472
	Financing Corp. Principal STRIPS,
2,000,000	11/02/18	1,236,982
8,000,000	12/06/18	4,918,128
4,000,000	Residual Funding Corp., Principal STRIPS, 07/15/20	2,261,540
	Resolution Funding Corp., Interest STRIPS,
1,000,000	10/15/17	662,852
2,000,000	01/15/20	1,162,232
	Tennessee Valley Authority,
2,000,000	6.00%, 03/15/13	2,149,662
5,000,000	Zero Coupon, 07/15/16	3,496,305
	Total U.S. Government Agency Securities (Cost $20,896,984)	23,611,947
	U.S. Treasury Obligations — 24.1%
	U.S. Treasury Bonds,
650,000	6.13%, 11/15/27 (c)	777,308
2,700,000	7.25%, 05/15/16	3,317,415
1,250,000	8.13%, 08/15/19	1,669,531
2,000,000	9.13%, 05/15/18 (c)	2,806,718
617,145	U.S. Treasury Inflation Indexed Bonds, 3.50%, 01/15/11 (c)	671,820
	U.S. Treasury Notes,
2,250,000	4.25%, 08/15/13 (c)	2,347,382
2,500,000	4.50%, 09/30/11 (c)	2,612,890
	U.S. Treasury Bonds Coupon STRIPS,
4,000,000	11/15/09	3,862,784
2,500,000	08/15/14	2,003,398
2,000,000	11/15/14	1,583,328
1,750,000	02/15/15	1,364,766
500,000	05/15/15 (c)	385,249
750,000	08/15/15 (c)	570,024
3,000,000	11/15/15	2,246,841
400,000	05/15/16	291,504

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
15,000,000	05/15/20	8,721,510
	Total U.S. Treasury Obligations (Cost $32,361,944)	35,232,468
	Total Long-Term Investments (Cost $137,101,843)	143,248,397

SHARES
Short-Term Investment — 1.6%
Investment Company — 1.6%
2,350,768	JPMorgan U.S. Government Money Market Fund, Institutional Shares (b) (Cost $2,350,768)	2,350,768

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 6.8%
	Repurchase Agreements — 6.8%
1,250,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08 repurchase price $1,250,085, collateralized by U.S. Government Agency Mortgages	1,250,000
683,808	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $683,859, collateralized by U.S. Government Agency Mortgages	683,808
2,000,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $2,000,139, collateralized by U.S. Government Agency Mortgages	2,000,000
2,000,000	Deutsche Bank Securities, Inc. 2.80%, dated 06/30/08, due 07/01/08, repurchase price $2,000,156, collateralized by U.S. Government Agency Mortgages	2,000,000
2,000,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price, $2,000,117, collateralized by U.S. Government Agency Mortgages	2,000,000
2,000,000	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $2,000,147, collateralized by U.S. Government Agency Mortgages	2,000,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $9,933,808)	9,933,808
	Total Investments — 106.5% (Cost $149,386,419)	155,532,973
	Liabilities in Excess of Other Assets — (6.5)%	(9,541,306)
	NET ASSETS — 100%	$145,991,667

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ARM—	Adjustable Rate Mortgage

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2008. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2008.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Government Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$153,182,205
Investments in affiliates, at value	2,350,768
Total investment securities, at value	155,532,973
Cash	377
Receivables:
Investment securities sold	2,158
Portfolio shares sold	147,764
Interest and dividends	670,109
Total Assets	156,353,381

LIABILITIES:
Payables:
Collateral for securities lending program	9,933,808
Portfolio shares redeemed	299,103
Accrued liabilities:
Investment advisory fees	47,140
Administration fees	12,392
Custodian and accounting fees	7,399
Trustees’ and Chief Compliance Officer’s fees	393
Other	61,479
Total Liabilities	10,361,714
Net Assets	$145,991,667

NET ASSETS:
Paid in capital	$136,964,316
Accumulated undistributed (distributions in excess of) net investment income	3,676,814
Accumulated net realized gains (losses)	(796,017)
Net unrealized appreciation (depreciation)	6,146,554
Total Net Assets	$145,991,667

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	13,183,803
Net asset value, offering and redemption price per share	$11.07

Cost of investments in non-affiliates	$147,035,651
Cost of investments in affiliates	2,350,768
Value of securities on loan	9,756,682

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Government Bond Portfolio
INVESTMENT INCOME:
Dividend income from affiliates (a)	$69,638
Interest income	4,006,651
Income from securities lending (net)	72,383
Total investment income	4,148,672

EXPENSES:
Investment advisory fees	306,051
Administration fees	77,662
Custodian and accounting fees	17,994
Professional fees	28,830
Trustees’ and Chief Compliance Officer’s fees	841
Printing and mailing costs	16,327
Transfer agent fees	4,958
Other	11,019
Total expenses	463,682
Less amounts waived	(5,525)
Less earnings credits	(1)
Net expenses	458,156
Net investment income (loss)	3,690,516

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(67,053)
Change in net unrealized appreciation (depreciation) of investments	(176,035)
Net realized/unrealized gains (losses)	(243,088)
Change in net assets resulting from operations	$3,447,428

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Government Bond Portfolio
	Six Months Ended 06/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,690,516	$7,921,685
Net realized gain (loss)	(67,053)	(393,634)
Change in net unrealized appreciation (depreciation)	(176,035)	3,952,892
Change in net assets resulting from operations	3,447,428	11,480,943

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,929,556)	(8,687,295)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	11,077,795	17,096,670
Dividends and distributions reinvested	7,929,556	8,687,295
Cost of shares redeemed	(21,709,973)	(42,972,345)
Change in net assets from capital transactions	$(2,702,622)	$(17,188,380)

NET ASSETS:
Change in net assets	(7,184,750)	(14,394,732)
Beginning of period	153,176,417	167,571,149
End of period	$145,991,667	$153,176,417
Accumulated undistributed (distributions in excess of) net investment income	$3,676,814	$7,915,854

SHARE TRANSACTIONS:
Issued	952,422	1,558,153
Reinvested	707,364	805,871
Redeemed	(1,909,224)	(3,889,615)
Change in shares	(249,438)	(1,525,591)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

				Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Government Bond Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$11.40	$0.29		$(0.02)	$0.27	$(0.60)	$11.07
Year Ended December 31, 2007	11.20	0.55	(e)	0.25	0.80	(0.60)	11.40
Year Ended December 31, 2006	11.40	0.60		(0.22)	0.38	(0.58)	11.20
Year Ended December 31, 2005	11.63	0.58		(0.25)	0.33	(0.56)	11.40
Year Ended December 31, 2004	11.67	0.54		(0.01)	0.53	(0.57)	11.63
Year Ended December 31, 2003	11.92	0.56		(0.26)	0.30	(0.55)	11.67

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
2.27%	$145,992	0.60%	4.82%	0.61%	1%
7.49	153,176	0.60	4.96	0.61	—	(f)
3.56	167,571	0.63	4.82	0.65	3
3.08	195,814	0.65	4.70	0.65	10
4.64	213,326	0.62	4.65	0.63	14
2.54	211,642	0.62	4.76	0.63	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Government Bond Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$12,284,576	$—
Level 2	143,248,397	—
Level 3	—	—
Total	$155,532,973	$—

*	Other financial instruments include futures, forwards and swap contracts.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$9,756,682	$9,933,808	$6,443

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $4,091.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $5,525. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$904,939	$6,503,046	$17,262	$208,218

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$149,386,419	$7,038,969	$892,415	$6,146,554

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at June 30, 2008, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,022.70	$3.02	0.60%
Hypothetical	1,000.00	1,021.88	3.02	0.60

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMITGBP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Large Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Summaries:
JPMorgan Insurance Trust International Equity Portfolio	2
JPMorgan Insurance Trust Large Cap Value Portfolio	4
Schedules of Portfolio Investments	6
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	23

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

These Portfolios are intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from a Portfolio.

Prospective investors should refer to a Portfolio’s prospectus for a discussion of a Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for certain of the JPMorgan Insurance Trust Portfolios for the six months ended June 30, 2008. Inside, you’ll find information detailing the performance of the Portfolios.

“The developed international markets, as measured by the MSCI EAFE Index, returned –10.96%, as slower economic growth and inflationary pressure spread throughout the world.”

Credit problems fuel market volatility, losses

Problems in the markets — fallout from the slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, U.S. sub-prime mortgage market woes and the ensuing credit crisis — stifled stock performance, igniting a widespread market correction. As these problems grew, volatility increased, market liquidity shrank and investors generally shunned riskier assets.

Stock returns turned negative for the six-month period. In the U.S., the S&P 500 Index returned –11.91%. Across style ranges, growth stocks outperformed their value-oriented counterparts.

Stocks did not fare much better overseas. The developed international markets, as measured by the MSCI EAFE Index, returned –10.96%, as slower economic growth and inflationary pressure spread throughout the world. Among the world’s developed nations, only Norway and Canada posted positive results for the six months.

Individually, the emerging markets showed wide disparity in performance, with India at the low end, declining more than 41%, and Argentina at the high end, advancing nearly 45%. As a whole, the emerging markets declined for the period, as the MSCI Emerging Markets Index returned  –11.76%.* Negative global investor sentiment and concern that weakness in the G7 economies would lead to a downturn in exports accounted for the asset class’s weakness in the second half of the reporting period. High commodity prices were a mixed blessing, depending on each country’s circumstances.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points (bps) in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

The Bank of England took a milder approach, cutting interest rates by 50 bps during the period, from 5.50% to 5.00%. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed and Bank of England’s actions were in stark contrast to that of the European Central Bank (ECB), which held rates steady at 4.00%. Rising inflation in the euro-zone led to expectations for a rate hike from the ECB.

The Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. The bank’s overnight call rate remained 0.50%, where it has been since February 2007. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

*	Returns are in U.S. dollars

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO SUMMARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 15, 2006
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$5,398,012
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	Total S.A. (France)	4.5%
2.	HSBC Holdings plc (United Kingdom)	2.7
3.	ENI S.p.A. (Italy)	2.6
4.	BHP Billiton Ltd. (Australia)	2.4
5.	Vodafone Group plc (United Kingdom)	2.4
6.	E.ON AG (Germany)	2.3
7.	Royal Dutch Shell plc, Class A (Netherlands)	2.1
8.	Nestle S.A. (Switzerland)	2.0
9.	Roche Holding AG (Switzerland)	2.0
10.	Novartis AG (Switzerland)	2.0

PORTFOLIO COMPOSITION BY COUNTRY*

Japan	19.7%
United Kingdom	19.6
France	13.7
Switzerland	10.4
Germany	9.0
Netherlands	6.2
Italy	4.4
Spain	3.4
Australia	2.8
Brazil	2.8
Finland	1.7
Mexico	1.3
Hong Kong	1.2
Belgium	1.1
Others (each less than 1.0%)	2.7

*	Percentages indicated are based upon total investments as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY PORTFOLIO	9/15/06	(10.16)%	(9.93)%	4.38%

LIFE OF PORTFOLIO PERFORMANCE (9/15/06 TO 6/30/08)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on September 15, 2006.

The graph illustrates comparative performance for $10,000 invested in the Class 2 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from September 15, 2006 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Since the Portfolio’s inception, the Portfolio has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Portfolio’s performance may have been impacted.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Large Cap Value Portfolio

PORTFOLIO SUMMARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 15, 2006
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$2,688,012
Primary Benchmark	Russell 1000 Value Index

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	Exxon Mobil Corp.	6.2%
2.	Verizon Communications, Inc.	4.9
3.	Chevron Corp.	3.2
4.	Bank of America Corp.	2.8
5.	Genworth Financial, Inc., Class A	2.7
6.	Safeway, Inc.	2.7
7.	Merck & Co., Inc.	2.4
8.	Procter & Gamble Co.	2.4
9.	General Electric Co.	2.3
10.	ConocoPhillips	2.3

PORTFOLIO COMPOSITION BY SECTOR*

Financials	23.3%
Energy	17.5
Health Care	11.2
Industrials	9.0
Consumer Staples	8.4
Consumer Discretionary	7.9
Utilities	6.1
Information Technology	5.2
Telecommunication Services	4.9
Materials	3.7
Short-Term Investment	2.8

*	Percentages indicated are based upon total investments as of June 30, 2008. The Portfolio’s composition is subject to change.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	SINCE INCEPTION
LARGE CAP VALUE PORTFOLIO	9/15/06	(16.85)%	(23.96)%	(5.94)%

LIFE OF PORTFOLIO PERFORMANCE (9/15/06 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on September 15, 2006.

The graph illustrates comparative performance for $10,000 invested in the Class 2 Shares of the JPMorgan Insurance Trust Large Cap Value Portfolio, the Russell 1000 Value Index and the Lipper Variable Underlying Funds Large Cap Value Funds Index from September 15, 2006 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Large Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Since the Portfolio’s inception, the Portfolio has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Portfolio’s performance may have been impacted.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8% (m)
	Common Stocks — 98.8%
	Australia — 2.8%
2,980	BHP Billiton Ltd.	126,830
194	Rio Tinto Ltd.	25,101
		151,931
	Belgium — 1.1%
1,900	Dexia S.A.	30,251
1,700	Fortis	27,037
		57,288
	Brazil — 2.7%
1,798	Companhia Vale do Rio Doce, ADR	64,404
1,172	Petroleo Brasileiro S.A., ADR	83,013
		147,417
	Egypt — 0.2%
69	Orascom Constructions Industries, GDR	9,442
	Finland — 1.7%
3,690	Nokia OYJ	90,194
	France — 13.5%
700	Accor S.A.	46,501
2,700	AXA S.A.	79,558
900	BNP Paribas	81,015
550	Compagnie de Saint-Gobain	34,062
500	Imerys S.A.	36,105
490	Lafarge S.A.	74,719
550	Pernod-Ricard S.A.	56,124
767	Sanofi-Aventis S.A.	50,966
400	Suez S.A.	27,115
2,850	Total S.A.	242,587
		728,752
	Germany — 8.9%
700	Bayer AG	58,765
1,900	Deutsche Post AG	49,398
602	E.ON AG	121,273
300	Linde AG	42,176
200	RWE AG	25,163
1,300	SAP AG	67,793
841	Siemens AG	92,704
1,060	Symrise AG	23,360
		480,632
	Greece — 0.7%
1,327	Piraeus Bank S.A.	36,116
	Hong Kong — 1.2%
3,900	Esprit Holdings Ltd.	40,609
8,000	Hang Lung Properties Ltd.	25,683
		66,292
	Israel — 0.5%
610	Teva Pharmaceutical Industries Ltd., ADR	27,938
	Italy — 4.4%
3,800	ENI S.p.A.	141,171
7,200	Intesa Sanpaolo S.p.A.	40,931
8,700	UniCredito Italiano S.p.A.	52,921
		235,023
	Japan — 19.5%
1,400	Astellas Pharma, Inc.	59,535
1,500	Canon, Inc.	77,214
700	Daikin Industries Ltd.	35,394
5	East Japan Railway Co.	40,726
2,500	Honda Motor Co., Ltd.	85,317
13	Japan Tobacco, Inc.	55,443
1,700	Komatsu Ltd.	47,474
3,000	Mitsubishi Corp.	98,852
3,800	Mitsubishi UFJ Financial Group, Inc.	33,582
2,000	Mitsui Fudosan Co., Ltd.	42,806
1,000	Murata Manufacturing Co., Ltd.	47,179
800	Nidec Corp.	53,287
3,900	Nissan Motor Co., Ltd.	32,391
700	Nitto Denko Corp.	26,908
1,500	Nomura Holdings, Inc.	22,213
1,100	Shin-Etsu Chemical Co., Ltd.	68,261
300	SMC Corp.	32,927
1,700	Sony Corp.	74,517
4,300	Sumitomo Corp.	56,495
8	Sumitomo Mitsui Financial Group, Inc.	60,162
		1,050,683
	Mexico — 1.3%
507	America Movil S.A.B. de C.V., Series L, ADR	26,744
900	Fomento Economico Mexicano S.A.B. de C.V., ADR	40,959
		67,703
	Netherlands — 6.1%
2,210	ING Groep N.V. CVA	69,875
1,500	Koninklijke Philips Electronics N.V.	50,798
2,856	Reed Elsevier N.V.	47,798
2,800	Royal Dutch Shell plc, Class A	114,500
2,100	Wolters Kluwer N.V.	48,879
		331,850
	Norway — 0.5%
2,000	Norsk Hydro ASA	29,163

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — 3.3%
3,100	Banco Bilbao Vizcaya Argentaria S.A.	59,067
700	Inditex S.A.	32,088
3,340	Telefonica S.A.	88,389
		179,544
	Switzerland — 10.3%
3,100	ABB Ltd. (a)	87,748
800	Adecco S.A.	39,546
700	Holcim Ltd.	56,582
2,410	Nestle S.A.	108,606
1,900	Novartis AG	104,561
590	Roche Holding AG	106,066
200	Zurich Financial Services AG	50,971
		554,080
	Taiwan — 0.8%
4,114	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	44,884
	United Kingdom — 19.3%
8,400	Barclays plc	47,657
3,323	BG Group plc	86,357
1,850	British Land Co. plc	26,016
4,189	Burberry Group plc	37,676
6,000	Centrica plc	36,903
3,500	GlaxoSmithKline plc	77,371
9,200	HSBC Holdings plc	141,807
5,055	ICAP plc	54,146
3,850	Man Group plc	47,561
3,739	Smith & Nephew plc	41,022
3,200	Standard Chartered plc	90,623
13,582	Tesco plc	99,344
42,637	Vodafone Group plc	125,623
9,000	Wm Morrison Supermarkets plc	47,445
3,500	Wolseley plc	26,078
6,100	WPP Group plc	58,290
		1,043,919
	Total Common Stocks (Cost $5,248,219)	5,332,851

NUMBER OF RIGHTS
	Right — 0.0% (g)
	United Kingdom — 0.0% (g)
1,799	Barclays plc, expiring 07/17/08 (Cost $—) (a)	340
	Total Investments — 98.8% (Cost $5,248,219)	5,333,191
	Other Assets in Excess of Liabilities — 1.2%	64,821
	NET ASSETS — 100.0%	$5,398,012

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

Summary of Investments by Industry, June 30, 2008

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.6%
Oil, Gas & Consumable Fuels	12.5
Pharmaceuticals	9.1
Metals & Mining	4.6
Trading Companies & Distributors	3.4
Construction Materials	3.1
Chemicals	3.0
Media	2.9
Wireless Telecommunication Services	2.9
Food & Staples Retailing	2.8
Industrial Conglomerates	2.7
Insurance	2.4
Capital Markets	2.3
Electric Utilities	2.3
Automobiles	2.2
Food Products	2.0
Electronic Equipment & Instruments	1.9
Beverages	1.8
Diversified Financial Services	1.8
Communications Equipment	1.7
Multi-Utilities	1.7
Diversified Telecommunication Services	1.7
Electrical Equipment	1.6
Machinery	1.5
Office Electronics	1.4
Household Durables	1.4
Specialty Retail	1.4
Building Products	1.3
Real Estate Management & Development	1.3
Software	1.3
Tobacco	1.0
Others (each less than 1.0%)	6.4

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

JPMorgan Insurance Trust Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 2.2%
235	Boeing Co.	15,444
920	Spirit Aerosystems Holdings, Inc., Class A (a)	17,646
430	United Technologies Corp.	26,531
		59,621
	Auto Components — 0.9%
580	Johnson Controls, Inc.	16,634
380	TRW Automotive Holdings Corp. (a)	7,019
		23,653
	Beverages — 0.6%
295	Coca-Cola Co. (The)	15,334
	Capital Markets — 4.7%
150	Goldman Sachs Group, Inc. (The)	26,235
590	Lehman Brothers Holdings, Inc.	11,688
420	Merrill Lynch & Co., Inc.	13,318
850	Morgan Stanley	30,660
2,402	TD AMERITRADE Holding Corp. (a)	43,452
		125,353
	Chemicals — 1.7%
960	Rohm & Haas Co.	44,582
	Commercial Banks — 2.1%
700	KeyCorp	7,686
915	Wachovia Corp.	14,210
1,040	Wells Fargo & Co.	24,699
350	Zions Bancorp	11,022
		57,617
	Communications Equipment — 1.8%
1,345	Cisco Systems, Inc. (a)	31,285
820	Corning, Inc.	18,901
		50,186
	Consumer Finance — 0.7%
475	Capital One Financial Corp.	18,055
	Containers & Packaging — 0.6%
450	Pactiv Corp. (a)	9,554
405	Sealed Air Corp.	7,699
		17,253
	Diversified Consumer Services — 0.5%
170	ITT Educational Services, Inc. (a)	14,047
	Diversified Financial Services — 5.3%
3,200	Bank of America Corp.	76,384
920	CIT Group, Inc.	6,265
3,495	Citigroup, Inc.	58,576
		141,225
	Diversified Telecommunication Services — 5.0%
3,790	Verizon Communications, Inc.	134,166
	Electric Utilities — 4.4%
790	American Electric Power Co., Inc. (m)	31,782
740	Edison International	38,021
170	Exelon Corp.	15,293
140	FirstEnergy Corp.	11,526
1,590	Sierra Pacific Resources	20,209
		116,831
	Electronic Equipment & Instruments — 1.3%
765	Avnet, Inc. (a)	20,869
357	Tyco Electronics Ltd., (Bermuda)	12,788
		33,657
	Energy Equipment & Services — 1.9%
75	Baker Hughes, Inc.	6,551
496	Halliburton Co.	26,323
180	Schlumberger Ltd.	19,337
		52,211
	Food & Staples Retailing — 3.4%
285	CVS/Caremark Corp.	11,277
2,560	Safeway, Inc.	73,089
295	SYSCO Corp.	8,115
		92,481
	Food Products — 2.1%
395	General Mills, Inc.	24,004
300	Kellogg Co.	14,406
650	Kraft Foods, Inc., Class A	18,493
		56,903
	Health Care Providers & Services — 2.9%
400	Aetna, Inc. (m)	16,212
265	Cardinal Health, Inc.	13,669
240	McKesson Corp.	13,418
725	WellPoint, Inc. (a)	34,554
		77,853
	Hotels, Restaurants & Leisure — 0.8%
365	International Game Technology	9,118
600	Royal Caribbean Cruises Ltd.	13,482
		22,600
	Household Products — 2.5%
1,095	Procter & Gamble Co.	66,587
	Industrial Conglomerates — 2.7%
2,355	General Electric Co.	62,855
257	Tyco International Ltd., (Bermuda)	10,290
		73,145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 5.8%
385	Allstate Corp. (The) (m)	17,552
410	American International Group, Inc.	10,849
125	Assurant, Inc.	8,245
4,135	Genworth Financial, Inc., Class A	73,644
155	Hartford Financial Services Group, Inc.	10,008
160	Prudential Financial, Inc.	9,558
140	RenaissanceRe Holdings Ltd., (Bermuda)	6,254
470	Travelers Cos., Inc. (The)	20,398
		156,508
	Machinery — 2.0%
280	Dover Corp.	13,544
180	Joy Global, Inc.	13,649
805	Kennametal, Inc.	26,203
		53,396
	Media — 5.2%
2,495	News Corp., Class A	37,525
1,190	Time Warner Cable, Inc., Class A (a)	31,511
2,425	Time Warner, Inc.	35,890
1,145	Walt Disney Co. (The)	35,724
		140,650
	Metals & Mining — 0.6%
85	United States Steel Corp.	15,706
	Multi-Utilities — 1.8%
1,910	CMS Energy Corp.	28,459
1,040	Xcel Energy, Inc.	20,873
		49,332
	Oil, Gas & Consumable Fuels — 16.0%
235	Anadarko Petroleum Corp.	17,587
885	Chevron Corp.	87,730
660	ConocoPhillips	62,297
140	Devon Energy Corp.	16,822
1,940	Exxon Mobil Corp.	170,973
885	Marathon Oil Corp.	45,905
393	XTO Energy, Inc.	26,924
		428,238
	Paper & Forest Products — 0.9%
4,404	Domtar Corp., (Canada) (a)	24,002
	Pharmaceuticals — 8.5%
935	Abbott Laboratories (m)	49,527
1,315	Bristol-Myers Squibb Co.	26,997
1,775	Merck & Co., Inc.	66,899
2,110	Pfizer, Inc.	36,862
2,495	Schering-Plough Corp.	49,127
		229,412
	Real Estate Investment Trusts (REITs) — 1.7%
110	Alexandria Real Estate Equities, Inc. (m)	10,707
452	Apartment Investment & Management Co., Class A	15,396
270	Kimco Realty Corp.	9,320
275	Liberty Property Trust	9,116
		44,539
	Road & Rail — 2.2%
1,315	Hertz Global Holdings, Inc. (a)	12,624
755	Norfolk Southern Corp.	47,316
		59,940
	Semiconductors & Semiconductor Equipment — 0.5%
505	Xilinx, Inc.	12,751
	Software — 1.7%
575	CA, Inc.	13,277
495	Microsoft Corp.	13,617
1,025	Symantec Corp. (a)	19,834
		46,728
	Specialty Retail — 0.6%
635	Staples, Inc.	15,081
	Thrifts & Mortgage Finance — 3.6%
440	Doral Financial Corp. (a)	5,958
745	Fannie Mae	14,535
3,305	Freddie Mac	54,202
3,495	MGIC Investment Corp.	21,354
		96,049
	Total Long-Term Investments (Cost $3,182,553)	2,665,692

Short-Term Investment — 2.8%
	Investment Company — 2.8%
76,030	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $76,030)	76,030
	Total Investments — 102.0% (Cost $3,258,583)	2,741,722
	Liabilities in Excess of Other Assets — (2.0)%	(53,710)
	NET ASSETS — 100.0%	$2,688,012

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

CVA—	Dutch Certification

GDR—	Global Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of these securities are reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

For the International Equity Portfolio, the value and percentage based on total investments of the investments that apply the fair valuation policy for the international investments as described in Note 2A are $5,044,909 and 94.6%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008  (Unaudited)

	International Equity Portfolio	Large Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$5,333,191	$2,665,692
Investments in affiliates, at value	—	76,030
Total investment securities, at value	5,333,191	2,741,722
Cash	97,068	34
Foreign currency, at value	15,612	—
Receivables:
Investment securities sold	34,533	218,049
Interest and dividends	11,826	3,654
Tax reclaims	9,756	—
Due from advisor	1,313	3,540
Total Assets	5,503,299	2,966,999

LIABILITIES:
Payables:
Investment securities purchased	61,449	233,026
Accrued liabilities:
Distribution fees	1,148	590
Custodian and accounting fees	460	8,247
Trustees’ and Chief Compliance Officer’s fees	29	19
Other	42,201	37,105
Total Liabilities	105,287	278,987
Net Assets	$5,398,012	$2,688,012

NET ASSETS:
Paid in capital	$5,212,948	$3,357,811
Accumulated undistributed (distributions in excess of) net investment income	95,499	23,299
Accumulated net realized gains (losses)	3,313	(176,237)
Net unrealized appreciation (depreciation)	86,252	(516,861)
Total Net Assets	$5,398,012	$2,688,012

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	346,754	225,186
Net asset value, offering and redemption price per share	$ 15.57	$11.94

Cost of investments in non-affiliates	$5,248,219	$3,182,553
Cost of investments in affiliates	—	76,030
Cost of foreign currency	15,440	—

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008  (Unaudited)

	International Equity Portfolio	Large Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$146,317	$37,602
Dividend income from affiliates (a)	—	912
Foreign taxes withheld	(14,975)	—
Total investment income	131,342	38,514

EXPENSES:
Investment advisory fees	16,798	5,905
Administration fees	2,843	1,499
Distribution fees	6,999	3,691
Custodian and accounting fees	12,151	12,217
Professional fees	22,453	18,603
Trustees’ and Chief Compliance Officer’s fees	31	16
Printing and mailing costs	117	—
Transfer agent fees	2,142	2,336
Other	2,104	1,324
Total expenses	65,638	45,591
Less amounts waived	(19,641)	(7,404)
Less earnings credits	(7)	—
Less expense reimbursements	(10,155)	(22,981)
Net expenses	35,835	15,206
Net investment income (loss)	95,507	23,308

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	712	(178,566)
Foreign currency transactions	949	—
Net realized gain (loss)	1,661	(178,566)
Change in net unrealized appreciation (depreciation) of:
Investments	(707,989)	(391,639)
Foreign currency translations	966	—
Change in net unrealized appreciation (depreciation)	(707,023)	(391,639)
Net realized/unrealized gains (losses)	(705,362)	(570,205)
Change in net assets resulting from operations	$(609,855)	$(546,897)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio		Large Cap Value Portfolio
	Six Month Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007	Six Month Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$95,507	$63,545	$23,308	$45,231
Net realized gain (loss)	1,661	138,637	(178,566)	248,230
Change in net unrealized appreciation (depreciation)	(707,023)	333,654	(391,639)	(342,928)
Change in net assets resulting from operations	(609,855)	535,836	(546,897)	(49,467)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(76,887)	—	(43,839)
From net realized gains	—	(137,530)	—	(292,504)
Total distributions to shareholders	—	(214,417)	—	(336,343)

CAPITAL TRANSACTIONS:
Dividends reinvested	—	214,417	—	336,343
Change in net assets from capital transactions	—	214,417	—	336,343

NET ASSETS:
Change in net assets	(609,855)	535,836	(546,897)	(49,467)
Beginning of period	6,007,867	5,472,031	3,234,909	3,284,376
End of period	$5,398,012	$6,007,867	$2,688,012	$3,234,909
Accumulated undistributed (distributions in excess of) net investment income	$95,499	$(8)	$23,299	$(9)

SHARE TRANSACTIONS:
Reinvested	—	12,627	—	23,484
Change in shares	—	12,627	—	23,484

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 2

				Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$17.33	$0.28	$(2.04)	$(1.76)	$—	$—	$—
Year Ended December 31, 2007	16.38	0.19	1.40	1.59	(0.23)	(0.41)	(0.64)
September 15, 2006 (e) through December 31, 2006	15.00	0.02	1.40	1.42	(0.03)	(0.01)	(0.04)

Large Cap Value Portfolio
Six Months Ended June 30, 2008 (Unaudited)	14.37	0.10	(2.53)	(2.43)	—	—	—
Year Ended December 31, 2007	16.28	0.20	(0.46)	(0.26)	(0.20)	(1.45)	(1.65)
September 15, 2006 (e) through December 31, 2006	15.00	0.06	1.36	1.42	(0.09)	(0.05)	(0.14)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Due to the size of net assets and fixed expenses, rates may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b) (c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$15.57	(10.16)%	$5,398	1.28%	3.41%	2.35%		10%
17.33	9.80	6,008	1.28	1.09	2.76		16
16.38	9.46	5,472	1.28	0.35	5.00	(f)	3

11.94	(16.91)	2,688	1.03	1.58	3.09		45
14.37	(1.46)	3,235	1.03	1.33	3.42		78
16.28	9.46	3,284	1.03	1.34	6.24	(f)	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following are 2 separate portfolios of the Trust (collectively, the “Portfolios”) covered by this report:

Class Offered
International Equity Portfolio	Class 2
Large Cap Value Portfolio	Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolios.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolios are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolios apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolios’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolios’ assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
International Equity Portfolio
Level 1	$—	$—
Level 2	5,333,191	—
Level 3	—	—
Total	$5,333,191	$—

Large Cap Value Portfolio
Level 1	$2,741,722	$—
Level 2	—	—
Level 3	—	—
Total	$2,741,722	$—

*	Other financial instruments include futures, forwards and swap contracts.

B. Foreign Currency Translation — The books and records of the International Equity Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the International Equity Portfolio are presented at the foreign exchange rates and market values at the close of the period, the International Equity Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the International Equity Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolios first learn of the dividend.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E. Federal Income Taxes — Each Portfolio is treated as a separate taxable entity for Federal income tax purposes. Each Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolios are also segregated portfolios of assets for insurance purposes and intend to comply with the diversification requirements of Subchapter L of the Code.

F. Foreign Taxes — The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolios’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolios. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Portfolio’s respective average daily net assets. The annual fee rate for each Portfolio is as follows:

International Equity Portfolio	0.60%
Large Cap Value Portfolio	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolios may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolios an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolios’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008, was $11 for the Large Cap Value Portfolio.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolios. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2008, the annualized effective rate of each Portfolio’s average daily net assets was 0.10%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolios’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolios’ shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolios in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolios, provides portfolio custody and accounting services for the Portfolios. The amounts paid directly to JPMCB by the Portfolios for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolios to the extent that total annual operating expenses (excluding acquired portfolio fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolios’ respective average daily net assets as shown in the table below:

International Equity Portfolio	1.28%
Large Cap Value Portfolio	1.03

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The contractual expense limitation agreements were in effect for the six months ended June 30, 2008. The expense limitation percentages in the table above are in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Portfolios’ service providers waived fees and/or reimbursed expenses for each of the Portfolios as follows. None of these parties expects the Portfolios to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Total	Contractual Reimbursements
International Equity Portfolio	$16,798	$2,843	$19,641	$10,155
Large Cap Value Portfolio	5,905	1,499	7,404	22,981

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolios for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. Each Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolios may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolios may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolios did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolios to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Equity Portfolio	$674,607	$550,403
Large Cap Value Portfolio	1,403,572	1,337,361

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Equity Portfolio	$5,248,219	$641,687	$556,715	$84,972
Large Cap Value Portfolio	3,258,583	143,012	659,873	(516,861)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolios. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolios had no borrowings outstanding at June 30, 2008, or at any time during the six months then ended.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Portfolio that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

Each Portfolio’s shares are currently held by the Advisor. In addition, going forward, the Portfolios may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolios.

The International Equity Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the International Equity Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2008, substantially all of the International Equity Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolios, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolios are a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolios at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
International Equity Portfolio
Actual	$1,000.00	$898.40	$6.04	1.28%
Hypothetical	1,000.00	1,018.50	6.42	1.28

Large Cap Value Portfolio
Actual	1,000.00	830.90	4.69	1.03
Hypothetical	1,000.00	1,019.74	5.17	1.03

*	Expenses are equal to the Portfolios’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   23

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the portfolios.

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Portfolio’s policies and procedures with respect to the disclosure of each Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolios to the Advisor. A copy of the Portfolios’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolios’ website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMIT3-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Intrepid Growth Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the six months, as negative news impacted the financial markets and the U.S. economy. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system by launching new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points (bps) in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

Returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$76,420,718
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Intrepid Growth Portfolio, which seeks to provide long-term capital growth,* returned –10.31%** (Class 1 Shares) for the six months ended June 30, 2008, compared to the –9.06% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period. In addition, on an absolute basis, Fund performance was lackluster. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds). The Portfolio was negatively impacted by the healthcare and energy sectors. Stock selection in the healthcare sector was hurt by news events that led our pharmaceutical holdings to sell off. Industry-wide pharmaceutical companies faced increased competition to bring new drugs to market as a result of the loss of patent protections for several once-hot products. In the energy sector, poor stock selection in energy service stocks hindered returns. The Portfolio was hurt by its underweight in energy service stocks, which benefited from the continued rally in energy prices coupled with a thin cushion of excess oil supply.

On the positive side, the materials and industrial sectors contributed to performance. Performance in materials was aided by the continuing surge in food and commodity prices. Fertilizer stocks rallied as food prices hit record highs since fertilizers make crop production more efficient. In the industrials sector, the Portfolio was aided by strong stock selection in the transportation industry. As diesel gas prices soared to all-time highs, railroads benefited from an increase in freight shipments due to their fuel efficiency.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio’s investment philosophy was based on concepts developed by behavioral finance theory. Behavioral finance is the study of investor psychology and what drives investors’ actions in the marketplace. The Portfolio attempted to capitalize on persistent market inefficiencies, driven by irrational investor behavior in order to maximize long-term capital growth. As with any diversified portfolio, stocks held were exposed to potential upside and downside risks of market news and security-specific information.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	4.1%
2.	International Business Machines Corp.	3.4
3.	Apple, Inc.	3.1
4.	Hewlett-Packard Co.	2.9
5.	Exxon Mobil Corp.	2.5
6.	Oracle Corp.	2.5
7.	Occidental Petroleum Corp.	2.3
8.	Gilead Sciences, Inc.	2.1
9.	McDonald’s Corp.	2.0
10.	Transocean, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	28.3%
Industrials	14.2
Energy	13.1
Health Care	12.4
Consumer Staples	11.4
Consumer Discretionary	8.3
Materials	4.7
Financials	4.3
Utilities	2.5
Telecommunication Services	0.6
Short-Term Investment	0.2

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	(10.31)%	(8.40)%	5.93%	(0.08)%
CLASS 2 SHARES	8/16/06	(10.46)	(8.67)	5.82	(0.13)

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 4.7%
8,400	General Dynamics Corp.	707,280
23,650	Honeywell International, Inc.	1,189,122
12,835	Lockheed Martin Corp.	1,266,301
4,080	Precision Castparts Corp.	393,190
		3,555,893
	Auto Components — 0.3%
4,600	Autoliv, Inc., (Sweden)	214,452
	Beverages — 1.3%
3,300	Central European Distribution Corp. (a)	244,695
7,200	Coca-Cola Co. (The)	374,256
4,200	Molson Coors Brewing Co., Class B	228,186
6,300	Pepsi Bottling Group, Inc.	175,896
		1,023,033
	Biotechnology — 3.7%
17,450	Biogen Idec, Inc. (a)	975,280
30,400	Gilead Sciences, Inc. (a)	1,609,680
6,150	OSI Pharmaceuticals, Inc. (a) (c)	254,118
		2,839,078
	Capital Markets — 2.7%
1,750	BlackRock, Inc.	309,750
3,200	Investment Technology Group, Inc. (a)	107,072
8,250	Northern Trust Corp.	565,702
10,250	State Street Corp.	655,898
12,800	TD AMERITRADE Holding Corp. (a)	231,552
4,800	Waddell & Reed Financial, Inc., Class A	168,048
		2,038,022
	Chemicals — 2.9%
5,450	Celanese Corp., Class A	248,847
1,800	CF Industries Holdings, Inc.	275,040
8,800	Mosaic Co. (The) (a)	1,273,360
5,200	Rockwood Holdings, Inc. (a)	180,960
4,600	Terra Industries, Inc.	227,010
		2,205,217
	Commercial Services & Supplies — 0.9%
3,450	Brink’s Co. (The)	225,699
3,600	FTI Consulting, Inc. (a)	246,456
4,300	Watson Wyatt Worldwide, Inc., Class A	227,427
		699,582
	Communications Equipment — 1.7%
46,800	Corning, Inc.	1,078,740
4,700	Harris Corp.	237,303
		1,316,043
	Computers & Peripherals — 9.7%
14,055	Apple, Inc. (a)	2,353,369
50,120	Hewlett-Packard Co.	2,215,805
22,050	International Business Machines Corp.	2,613,586
5,950	Western Digital Corp. (a)	205,454
		7,388,214
	Construction & Engineering — 0.9%
3,898	Fluor Corp.	725,340
	Containers & Packaging — 0.2%
4,200	Owens-Illinois, Inc. (a)	175,098
	Diversified Consumer Services — 0.3%
3,950	DeVry, Inc.	211,799
	Diversified Financial Services — 0.1%
3,800	Nasdaq OMX Group (The) (a)	100,890
	Diversified Telecommunication Services — 0.6%
5,400	Embarq Corp.	255,258
18,400	Windstream Corp.	227,056
		482,314
	Electric Utilities — 0.9%
8,650	DPL, Inc.	228,187
9,000	Edison International	462,420
		690,607
	Electrical Equipment — 0.4%
10,100	GrafTech International Ltd. (a)	270,983
	Electronic Equipment & Instruments — 1.1%
783	Mettler-Toledo International, Inc. (a)	74,275
21,600	Tyco Electronics Ltd., (Bermuda)	773,712
		847,987
	Energy Equipment & Services — 2.2%
2,850	ENSCO International, Inc.	230,109
9,350	Transocean, Inc.	1,424,846
		1,654,955
	Food & Staples Retailing — 3.0%
6,150	BJ’s Wholesale Club, Inc. (a)	238,005
33,450	CVS/Caremark Corp.	1,323,616
12,650	Wal-Mart Stores, Inc.	710,930
		2,272,551
	Food Products — 1.9%
7,900	Bunge Ltd.	850,751
1,300	Corn Products International, Inc.	63,843
10,350	Flowers Foods, Inc. (c)	293,319
8,850	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	208,595
		1,416,508

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 1.0%
3,850	Energen Corp.	300,415
4,000	National Fuel Gas Co.	237,920
3,650	Questar Corp.	259,296
		797,631
	Health Care Equipment & Supplies — 1.8%
21,040	Baxter International, Inc.	1,345,298
	Health Care Providers & Services — 3.5%
16,900	Express Scripts, Inc. (a)	1,059,968
2,650	Laboratory Corp. of America Holdings (a)	184,519
25,050	Medco Health Solutions, Inc. (a)	1,182,360
4,900	Owens & Minor, Inc.	223,881
		2,650,728
	Hotels, Restaurants & Leisure — 2.3%
6,250	Bally Technologies, Inc. (a)	211,250
27,765	McDonald’s Corp.	1,560,948
		1,772,198
	Household Products — 1.8%
4,650	Church & Dwight Co., Inc.	262,027
15,800	Colgate-Palmolive Co.	1,091,780
		1,353,807
	Industrial Conglomerates — 0.8%
4,600	McDermott International, Inc. (a)	284,694
2,900	Walter Industries, Inc.	315,433
		600,127
	Insurance — 0.8%
3,700	Assurant, Inc.	244,052
2,950	Chubb Corp. (The)	144,580
4,650	StanCorp Financial Group, Inc.	218,364
		606,996
	Internet & Catalog Retail — 0.3%
2,250	priceline.com, Inc. (a) (c)	259,785
	Internet Software & Services — 0.3%
2,950	Sohu.com, Inc., (China) (a)	207,798
	IT Services — 3.5%
33,950	Accenture Ltd., Class A, (Bermuda)	1,382,444
6,300	Hewitt Associates, Inc., Class A (a)	241,479
4,100	MasterCard, Inc., Class A	1,088,632
		2,712,555
	Life Sciences Tools & Services — 1.6%
6,100	Applera Corp. - Applied Biosystems Group	204,228
17,890	Thermo Fisher Scientific, Inc. (a)	997,010
		1,201,238
	Machinery — 3.6%
4,200	AGCO Corp. (a)	220,122
16,350	Caterpillar, Inc.	1,206,957
4,290	Cummins, Inc.	281,081
450	Deere & Co.	32,458
1,900	Flowserve Corp.	259,730
4,450	Gardner Denver, Inc. (a)	252,760
3,450	Joy Global, Inc.	261,614
3,500	Parker Hannifin Corp.	249,620
		2,764,342
	Marine — 0.5%
2,950	Genco Shipping & Trading Ltd. (c)	192,340
4,150	Kirby Corp. (a)	199,200
		391,540
	Media — 2.3%
19,550	DIRECTV Group, Inc. (The) (a)	506,541
6,900	Marvel Entertainment, Inc. (a)	221,766
33,390	Walt Disney Co. (The)	1,041,768
		1,770,075
	Metals & Mining — 1.6%
2,700	Cleveland-Cliffs, Inc.	321,813
7,748	Freeport-McMoRan Copper & Gold, Inc.	907,988
		1,229,801
	Multi-Utilities — 0.6%
9,200	Dominion Resources, Inc.	436,908
	Oil, Gas & Consumable Fuels — 10.9%
2,550	Alpha Natural Resources, Inc. (a) (c)	265,940
6,700	Apache Corp.	931,300
9,500	Chevron Corp.	941,735
10,050	ConocoPhillips	948,619
3,200	Encore Acquisition Co. (a)	240,608
21,800	Exxon Mobil Corp.	1,921,234
4,200	Murphy Oil Corp.	411,810
7,000	Noble Energy, Inc.	703,920
19,600	Occidental Petroleum Corp.	1,761,256
4,050	W&T Offshore, Inc.	236,966
		8,363,388
	Personal Products — 1.0%
15,100	Avon Products, Inc.	543,902
6,050	Herbalife Ltd., (Cayman Islands)	234,437
		778,339
	Pharmaceuticals — 1.8%
16,700	Eli Lilly & Co.	770,872
3,650	Johnson & Johnson	234,841

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
7,450	Perrigo Co.	236,686
9,500	Warner Chilcott Ltd., Class A, (Bermuda) (a)	161,025
		1,403,424
	Real Estate Investment Trusts (REITs) — 0.7%
14,300	Annaly Capital Management, Inc.	221,793
6,900	Hospitality Properties Trust	168,774
2,550	ProLogis	138,593
		529,160
	Road & Rail — 2.4%
17,150	CSX Corp.	1,077,192
9,150	Norfolk Southern Corp.	573,430
2,700	Ryder System, Inc.	185,976
		1,836,598
	Semiconductors & Semiconductor Equipment — 4.0%
7,100	Altera Corp.	146,970
20,150	Amkor Technology, Inc. (a)	209,761
6,100	Broadcom Corp., Class A (a)	166,469
12,900	Integrated Device Technology, Inc. (a)	128,226
42,850	Intel Corp.	920,418
4,700	Linear Technology Corp.	153,079
8,840	MEMC Electronic Materials, Inc. (a)	544,014
7,000	National Semiconductor Corp.	143,780
7,250	NVIDIA Corp. (a)	135,720
16,900	ON Semiconductor Corp. (a)	154,973
11,700	Texas Instruments, Inc.	329,472
		3,032,882
	Software — 7.9%
8,900	Activision, Inc. (a)	303,223
113,700	Microsoft Corp.	3,127,887
90,190	Oracle Corp. (a)	1,893,990
7,307	Sybase, Inc. (a)	214,972
27,200	Symantec Corp. (a)	526,320
		6,066,392
	Specialty Retail — 1.9%
8,550	Aeropostale, Inc. (a)	267,872
2,150	AutoZone, Inc. (a)	260,172
5,200	GameStop Corp., Class A (a)	210,080
13,300	Gap, Inc. (The)	221,711
6,300	Ross Stores, Inc.	223,776
7,650	TJX Cos., Inc.	240,745
		1,424,356
	Textiles, Apparel & Luxury Goods — 0.9%
11,550	Nike, Inc., Class B	688,496
	Tobacco — 2.4%
24,800	Altria Group, Inc.	509,888
24,800	Philip Morris International, Inc.	1,224,872
1,770	Reynolds American, Inc.	82,606
		1,817,366
	Total Long-Term Investments (Cost $72,369,773)	76,169,794
Short-Term Investment — 0.1%
	Investment Company — 0.1%
104,288	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $104,288)	104,288

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 1.2%
	Repurchase Agreements — 1.2%
185,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $185,013, collateralized by U.S. Government Agency Mortgages	185,000
175,566	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $175,579, collateralized by U.S. Government Agency Mortgages	175,566
160,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $160,011, collateralized by U.S. Government Agency Mortgages	160,000
150,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $150,012, collateralized by U.S. Government Agency Mortgages	150,000
100,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $100,006, collateralized by U.S. Government Agency Mortgages	100,000
160,000	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $160,012, collateralized by U.S. Government Agency Mortgages	160,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $930,566)	930,566

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

VALUE($)
Total Investments — 101.0% (Cost $73,404,627 )	77,204,648
Liabilities in Excess of Other Assets — (1.0)%	(783,930)
NET ASSETS — 100.0%	$76,420,718

_________________

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$77,100,360
Investments in affiliates, at value	104,288
Total investment securities, at value	77,204,648
Receivables:
Investment securities sold	1,030,061
Portfolio shares sold	64,730
Interest and dividends	71,762
Total Assets	78,371,201

LIABILITIES:
Payables:
Due to custodian	9,007
Investment securities purchased	778,646
Collateral for securities lending program	930,566
Portfolio shares redeemed	101,124
Accrued liabilities:
Investment advisory fees	40,129
Administration fees	8,644
Distribution fees	3
Custodian and accounting fees	14,223
Trustees’ and Chief Compliance Officer’s fees	492
Other	67,649
Total Liabilities	1,950,483
Net Assets	$76,420,718

NET ASSETS:
Paid in capital	$157,521,314
Accumulated undistributed (distributions in excess of) net investment income	190,112
Accumulated net realized gains (losses)	(85,090,729)
Net unrealized appreciation (depreciation)	3,800,021
Total Net Assets	$76,420,718
Net Assets:
Class 1	$76,404,821
Class 2	15,897
Total	$76,420,718

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	5,252,916
Class 2	1,094

Net asset value, offering and redemption price per share:
Class 1	$14.55
Class 2	14.53

Cost of investments in non-affiliates	$73,300,339
Cost of investments in affiliates	104,288
Value of securities on loan	894,344

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income	$519,675
Dividend income from affiliates (a)	8,080
Income from securities lending (net)	18,751
Total investment income	546,506

EXPENSES:
Investment advisory fees	266,268
Administration fees	41,576
Distribution fees — Class 2	20
Custodian and accounting fees	24,800
Interest expense	570
Professional fees	20,191
Trustees’ and Chief Compliance Officer’s fees	454
Printing and mailing costs	18,388
Transfer agent fees	5,203
Other	7,151
Total expenses	384,621
Less amounts waived	(15,352)
Less earnings credits	(2)
Net expenses	369,267
Net investment income (loss)	177,239

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(1,706,969)
Change in net unrealized appreciation (depreciation) of investments	(8,280,088)
Net realized/unrealized gains (losses)	(9,987,057)
Change in net assets resulting from operations	$(9,809,818)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$177,239	$743,910
Net realized gain (loss)	(1,706,969)	18,281,494
Change in net unrealized appreciation (depreciation)	(8,280,088)	3,116,233
Change in net assets resulting from operations	(9,809,818)	22,141,637

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(713,234)	(373,982)
Class 2
From net investment income	(97)	(13)
Total distributions to shareholders	(713,331)	(373,995)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(10,810,334)	(144,373,525)

NET ASSETS:
Change in net assets	(21,333,483)	(122,605,883)
Beginning of period	97,754,201	220,360,084
End of period	$76,420,718	$97,754,201
Accumulated undistributed (distributions in excess of) net investment income	$190,112	$726,204

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$3,554,492	$11,157,334
Dividends and distributions reinvested	713,234	373,982
Cost of shares redeemed	(15,078,157)	(155,904,854)
Change in net assets from Class 1 capital transactions	$(10,810,431)	$(144,373,538)
Class 2
Dividends and distributions reinvested	$97	$13
Change in net assets from Class 2 capital transactions	$97	$13

Total change in net assets from capital transactions	$(10,810,334)	$(144,373,525)

SHARE TRANSACTIONS:
Class 1
Issued	240,660	726,821
Reinvested	50,405	24,783
Redeemed	(1,009,191)	(9,767,991)
Change in Class 1 Shares	(718,126)	(9,016,387)
Class 2
Reinvested	7	1
Change in Class 2 Shares	7	1

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Portfolio (e)
Class 1
Six Months Ended June 30, 2008 (Unaudited)	$16.37	$0.04		$(1.73)	$(1.69)	$(0.13)
Year Ended December 31, 2007	14.70	0.08	(g)	1.62	1.70	(0.03)
Year Ended December 31, 2006	13.96	0.02		0.73	0.75	(0.01)
Year Ended December 31, 2005	13.36	0.01		0.66	0.67	(0.07)
Year Ended December 31, 2004	12.51	0.07		0.81	0.88	(0.03)
Year Ended December 31, 2003	9.82	0.03		2.67	2.70	(0.01)
Class 2
Six Months Ended June 30, 2008 (Unaudited)	16.33	0.01		(1.72)	(1.71)	(0.09)
Year Ended December 31, 2007	14.69	0.04	(g)	1.61	1.65	(0.01)
August 16, 2006 (f) through December 31, 2006	13.88	0.01		0.80	0.81	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Effective November 1, 2006, the Portfolio’s name, investment objective and strategies changed.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.55	(10.31)%	$76,405	0.90%	0.43%	0.94%	68%
16.37	11.55	97,736	0.88	0.51	0.90	137
14.70	5.37	220,344	0.87	0.17	0.87	145
13.96	5.05	229,387	0.85	0.08	0.85	92
13.36	7.05	216,808	0.82	0.58	0.83	95
12.51	27.54	205,662	0.81	0.26	0.83	49

14.53	(10.46)	16	1.15	0.18	1.19	68
16.33	11.25	18	1.14	0.22	1.16	137
14.69	5.84	16	1.14	0.11	1.14	145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Intrepid Growth Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$77,204,648	$—
Level 2	—	—
Level 3	—	—
Total	$77,204,648	$—

*	Other financial instruments include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

D.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period, January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$894,344	$930,566	$668

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $427.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The expense limitation percentages in the table above are in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $15,352. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$55,976,240	$67,325,419

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$73,404,627	$7,238,099	$3,438,078	$3,800,021

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$896.90	$4.24	0.90%
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class 2
Actual	1,000.00	895.40	5.42	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMITIGP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan
Insurance
Trust

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	9
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the six months, as negative news impacted the financial markets and the U.S. economy. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system by launching new funding facilities for non-traditional borrowers, including broker/ dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points (bps) in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

Returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$63,781,892
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,* returned –6.68%** (Class 1 Shares) for the six months ended June 30, 2008, compared to the –7.57% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark, the Russell Midcap Index. However, on an absolute basis, Fund performance was lackluster. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds). The Portfolio was positively impacted by the materials and industrials sectors. Performance in the materials sector was aided by the surge of steel and copper prices. Increased metals prices were driven by voracious BRIC-country (Brazil, Russia, India and China) demand coupled with a tight supply chain. In the industrials sector, the Portfolio was aided by strong stock selection in the transportation industry. As diesel gas prices soared to all-time highs, railroads benefited from an increase in freight shipments due to their fuel efficiency.

On the negative side, the healthcare and energy sectors detracted from performance. Results in the healthcare sector were hurt by managed care companies that have reported higher-than-expected medical costs and fewer-than-expected clients signing up for fully insured healthcare. The industry sold off due to concerns about deteriorating medical-cost ratios, or the percentage of premium revenue used to pay patient medical bills. In the energy sector, poor stock selection in energy service stocks hindered returns. The Portfolio was hurt by its underweight in energy service stocks, which benefited from the continued rally in energy prices coupled with a thin cushion of excess oil supply.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio’s investment philosophy was based on concepts developed by behavioral finance theory, the study of investor psychology and what drives investors’ actions in the marketplace. The Portfolio attempted to capitalize on persistent market inefficiencies, driven by irrational investor behavior in order to maximize long-term capital growth. As with any diversified portfolio, stocks held were exposed to potential upside and downside risks of market news and security-specific information.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Murphy Oil Corp.	1.0%
2.	Noble Energy, Inc.	0.9
3.	Edison International	0.9
4.	ENSCO International, Inc.	0.8
5.	Cummins, Inc.	0.8
6.	Cleveland-Cliffs, Inc.	0.8
7.	Xerox Corp.	0.8
8.	McDermott International, Inc.	0.8
9.	Assurant, Inc.	0.8
10.	Mirant Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	16.4%
Consumer Discretionary	14.3
Information Technology	13.6
Industrials	13.5
Energy	11.6
Utilities	8.9
Healthcare	7.6
Materials	6.3
Consumer Staples	4.7
Telecommunication Services	2.4
Short-Term Investment	0.7

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	(6.68)%	(13.03)%	11.40%	6.91%
CLASS 2 SHARES	8/16/06	(6.81)	(13.25)	11.30	6.86

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of 800 smallest companies of the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 99.4%
	Aerospace & Defense — 1.6%
8,300	Goodrich Corp.	393,918
2,500	L-3 Communications Holdings, Inc.	227,175
3,450	Northrop Grumman Corp.	230,805
4,950	TransDigm Group, Inc. (a)	166,271
		1,018,169
	Auto Components — 1.1%
7,850	Autoliv, Inc., (Sweden)	365,967
5,750	BorgWarner, Inc.	255,185
7,900	Lear Corp. (a)	112,022
		733,174
	Beverages — 1.0%
5,400	Coca-Cola Enterprises, Inc.	93,420
13,450	Pepsi Bottling Group, Inc.	375,524
9,000	PepsiAmericas, Inc.	178,020
		646,964
	Building Products — 0.3%
6,500	Lennox International, Inc.	188,240
	Capital Markets — 2.8%
7,900	Apollo Investment Corp. (c)	113,207
3,800	Eaton Vance Corp.	151,088
9,100	Federated Investors, Inc., Class B	313,222
17,850	Invesco Ltd.	428,043
4,700	Investment Technology Group, Inc. (a)	157,262
10,900	Raymond James Financial, Inc.	287,651
17,600	TD AMERITRADE Holding Corp. (a)	318,384
		1,768,857
	Chemicals — 1.7%
8,020	Celanese Corp., Class A	366,193
2,400	CF Industries Holdings, Inc.	366,720
7,400	Terra Industries, Inc.	365,190
		1,098,103
	Commercial Banks — 1.8%
9,300	BancorpSouth, Inc.	162,657
5,450	Bank of Hawaii Corp.	260,510
6,950	BOK Financial Corp.	371,478
18,000	Fulton Financial Corp.	180,900
12,100	TCF Financial Corp.	145,563
		1,121,108
	Commercial Services & Supplies — 1.9%
19,600	Allied Waste Industries, Inc. (a)	247,352
5,350	Manpower, Inc.	311,584
15,780	R.R. Donnelley & Sons Co.	468,508
3,700	Watson Wyatt Worldwide, Inc., Class A	195,693
		1,223,137
	Communications Equipment — 1.3%
7,250	CommScope, Inc. (a)	382,583
8,500	Harris Corp.	429,165
		811,748
	Computers & Peripherals — 1.5%
15,000	QLogic Corp. (a)	218,850
15,450	Seagate Technology, (Cayman Islands)	295,559
12,600	Western Digital Corp. (a)	435,078
		949,487
	Consumer Finance — 0.5%
25,150	Discover Financial Services	331,226
	Containers & Packaging — 0.8%
2,200	Greif, Inc., Class A	140,866
8,650	Owens-Illinois, Inc. (a)	360,619
		501,485
	Diversified Consumer Services — 1.3%
6,500	DeVry, Inc.	348,530
900	Strayer Education, Inc.	188,163
7,600	Weight Watchers International, Inc. (c)	270,636
		807,329
	Diversified Financial Services — 0.5%
11,150	Nasdaq OMX Group (The) (a)	296,033
	Diversified Telecommunication Services — 2.4%
10,555	CenturyTel, Inc.	375,652
9,420	Embarq Corp.	445,283
69,000	Qwest Communications International, Inc. (c)	271,170
36,100	Windstream Corp.	445,475
		1,537,580
	Electric Utilities — 1.9%
9,250	DPL, Inc. (c)	244,015
10,800	Edison International	554,904
15,850	Pepco Holdings, Inc.	406,553
		1,205,472

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 1.4%
4,400	Acuity Brands, Inc.	211,552
5,400	Brady Corp., Class A	186,462
9,000	GrafTech International Ltd. (a)	241,470
5,850	Hubbell, Inc., Class B	233,240
		872,724
	Electronic Equipment & Instruments — 0.6%
13,400	Arrow Electronics, Inc. (a)	411,648
	Energy Equipment & Services — 4.3%
6,430	ENSCO International, Inc.	519,158
4,200	FMC Technologies, Inc. (a)	323,106
6,150	Helmerich & Payne, Inc.	442,923
3,618	National Oilwell Varco, Inc. (a)	320,989
4,850	Oil States International, Inc. (a)	307,684
13,300	Patterson-UTI Energy, Inc.	479,332
4,050	Unit Corp. (a)	336,029
		2,729,221
	Food & Staples Retailing — 0.4%
6,850	BJ’s Wholesale Club, Inc. (a)	265,095
	Food Products — 0.6%
8,900	Flowers Foods, Inc.	252,226
6,650	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	156,741
		408,967
	Gas Utilities — 2.5%
9,200	Atmos Energy Corp.	253,644
5,445	Energen Corp.	424,873
6,900	National Fuel Gas Co.	410,412
6,700	ONEOK, Inc.	327,161
2,950	Questar Corp.	209,568
		1,625,658
	Health Care Equipment & Supplies — 0.4%
5,950	Kinetic Concepts, Inc. (a)	237,465
	Health Care Providers & Services — 4.3%
6,410	Aetna, Inc.	259,797
5,550	AMERIGROUP Corp. (a)	115,440
13,700	Cigna Corp.	484,842
5,000	Express Scripts, Inc. (a)	313,600
6,350	Laboratory Corp. of America Holdings (a)	442,151
2,900	Medco Health Solutions, Inc. (a)	136,880
9,700	Omnicare, Inc.	254,334
9,750	Patterson Cos., Inc. (a)	286,553
9,550	Quest Diagnostics, Inc.	462,888
		2,756,485
	Hotels, Restaurants & Leisure — 1.7%
5,700	Bally Technologies, Inc. (a)	192,660
10,650	Burger King Holdings, Inc.	285,314
12,550	Darden Restaurants, Inc.	400,846
5,350	International Speedway Corp., Class A	208,811
		1,087,631
	Household Durables — 1.3%
250	Garmin Ltd., (Cayman Islands) (c)	10,710
4,910	Snap-On, Inc.	255,369
8,950	Stanley Works (The)	401,229
5,200	Tupperware Brands Corp.	177,944
		845,252
	Household Products — 0.5%
5,950	Church & Dwight Co., Inc.	335,283
	Independent Power Producers & Energy Traders — 0.8%
12,430	Mirant Corp. (a)	486,635
	Industrial Conglomerates — 1.5%
8,100	McDermott International, Inc. (a)	501,309
4,100	Walter Industries, Inc.	445,957
		947,266
	Insurance — 4.8%
5,500	Allied World Assurance Co. Holdings Ltd., (Bermuda)	217,910
4,600	American Financial Group, Inc.	123,050
5,850	Arch Capital Group Ltd., (Bermuda) (a)	387,971
7,950	Aspen Insurance Holdings Ltd., (Bermuda)	188,177
7,400	Assurant, Inc.	488,103
11,650	Axis Capital Holdings Ltd., (Bermuda)	347,287
7,100	Endurance Specialty Holdings Ltd., (Bermuda)	218,609
5,300	PartnerRe Ltd., (Bermuda)	366,389
6,000	Platinum Underwriters Holdings Ltd., (Bermuda)	195,660
5,000	RenaissanceRe Holdings Ltd., (Bermuda)	223,350
4,650	StanCorp Financial Group, Inc.	218,364
2,650	Transatlantic Holdings, Inc.	149,646
		3,124,516
	Internet & Catalog Retail — 1.0%
19,050	Expedia, Inc. (a)	350,139
2,750	priceline.com, Inc. (a) (c)	317,515
		667,654
	IT Services — 3.2%
7,200	Accenture Ltd., Class A, (Bermuda)	293,184
8,100	Affiliated Computer Services, Inc., Class A (a)	433,268
7,250	Alliance Data Systems Corp. (a)	409,988

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
11,050	Broadridge Financial Solutions, Inc.	232,603
10,150	Hewitt Associates, Inc., Class A (a)	389,050
1,150	MasterCard, Inc., Class A	305,348
		2,063,441
	Leisure Equipment & Products — 0.7%
11,800	Hasbro, Inc.	421,496
	Life Sciences Tools & Services — 1.1%
13,400	Applera Corp. - Applied	448,632
	Biosystems Group
4,840	Thermo Fisher Scientific, Inc. (a)	269,733
		718,365
	Machinery — 5.0%
7,500	AGCO Corp. (a)	393,075
7,896	Cummins, Inc.	517,346
5,590	Eaton Corp.	474,982
5,000	Gardner Denver, Inc. (a)	284,000
3,300	Lincoln Electric Holdings, Inc.	259,710
10,880	Manitowoc Co., Inc. (The)	353,926
6,645	Parker Hannifin Corp.	473,921
3,400	SPX Corp.	447,882
		3,204,842
	Marine — 0.6%
2,550	Genco Shipping & Trading Ltd.	166,260
4,850	Kirby Corp. (a)	232,800
		399,060
	Media — 2.3%
7,800	CBS Corp., Class B	152,022
7,700	DreamWorks Animation SKG, Inc., Class A (a)	229,537
4,400	E.W. Scripps Co., Class A	182,776
9,050	Interactive Data Corp.	227,427
5,600	Marvel Entertainment, Inc. (a)	179,984
6,000	Omnicom Group, Inc.	269,280
8,400	Viacom, Inc., Class B (a)	256,536
		1,497,562
	Metals & Mining — 3.8%
6,600	AK Steel Holding Corp.	455,400
4,250	Cleveland-Cliffs, Inc.	506,557
5,450	Reliance Steel & Aluminum Co.	420,141
2,400	Schnitzer Steel Industries, Inc., Class A	275,040
10,840	Steel Dynamics, Inc.	423,519
1,730	United States Steel Corp.	319,669
		2,400,326
	Multiline Retail — 0.4%
7,450	Big Lots, Inc. (a)	232,738
	Multi-Utilities — 3.8%
11,400	Alliant Energy Corp.	390,564
25,630	CenterPoint Energy, Inc.	411,361
6,150	Dominion Resources, Inc.	292,064
4,700	DTE Energy Co.	199,468
12,950	MDU Resources Group, Inc.	451,436
6,800	SCANA Corp.	251,600
18,350	TECO Energy, Inc. (c)	394,342
		2,390,835
	Office Electronics — 0.8%
37,320	Xerox Corp.	506,059
	Oil, Gas & Consumable Fuels — 7.3%
2,050	Apache Corp.	284,950
3,950	Berry Petroleum Co., Class A	232,576
6,000	Cimarex Energy Co.	418,020
4,550	Encore Acquisition Co. (a)	342,115
5,900	Forest Oil Corp. (a)	439,550
5,450	Frontline Ltd., (Bermuda) (c)	380,301
7,250	Mariner Energy, Inc. (a)	268,033
4,500	Massey Energy Co.	421,875
6,400	Murphy Oil Corp.	627,519
6,020	Noble Energy, Inc.	605,370
6,050	W&T Offshore, Inc. (c)	353,986
2,550	Whiting Petroleum Corp. (a)	270,504
		4,644,799
	Personal Products — 0.4%
6,200	Herbalife Ltd., (Cayman Islands)	240,250
	Pharmaceuticals — 1.8%
10,200	Endo Pharmaceuticals Holdings, Inc. (a)	246,738
8,500	Perrigo Co.	270,045
23,500	Warner Chilcott Ltd., Class A, (Bermuda) (a)	398,325
8,450	Watson Pharmaceuticals, Inc. (a)	229,587
		1,144,695
	Real Estate Investment Trusts (REITs) — 4.8%
7,850	AMB Property Corp.	395,482
28,800	Annaly Capital Management, Inc.	446,687
8,600	Health Care REIT, Inc.	382,700
8,910	Hospitality Properties Trust	217,939
4,750	Kimco Realty Corp.	163,970
9,530	Nationwide Health Properties, Inc. (c)	300,100
8,830	ProLogis	479,910
7,200	Realty Income Corp. (c)	163,872

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
9,550	Senior Housing Properties Trust (c)	186,512
9,250	Ventas, Inc.	393,773
		3,130,945
	Real Estate Management & Development — 0.3%
3,090	Jones Lang LaSalle, Inc.	185,987
	Road & Rail — 1.2%
5,200	CSX Corp.	326,612
6,400	Ryder System, Inc.	440,832
		767,444
	Semiconductors & Semiconductor Equipment — 3.4%
14,250	Amkor Technology, Inc. (a)	148,343
14,000	Integrated Device Technology, Inc. (a)	139,160
7,000	Intersil Corp., Class A	170,240
4,950	Linear Technology Corp.	161,222
7,465	MEMC Electronic Materials, Inc. (a)	459,395
16,150	National Semiconductor Corp.	331,721
35,200	ON Semiconductor Corp. (a)	322,784
15,900	Xilinx, Inc.	401,474
		2,134,339
	Software — 2.8%
11,980	BMC Software, Inc. (a)	431,280
22,650	Cadence Design Systems, Inc. (a)	228,765
24,600	Compuware Corp. (a)	234,684
11,300	Parametric Technology Corp. (a)	188,371
6,789	Sybase, Inc. (a)	199,732
15,600	Symantec Corp. (a)	301,860
8,550	Synopsys, Inc. (a)	204,431
		1,789,123
	Specialty Retail — 3.6%
7,100	Advance Auto Parts, Inc.	275,693
7,800	Aeropostale, Inc. (a)	244,374
3,820	AutoZone, Inc. (a)	462,257
7,600	GameStop Corp., Class A (a)	307,040
25,550	Gap, Inc. (The)	425,919
10,650	Penske Auto Group, Inc. (c)	156,981
10,950	Ross Stores, Inc.	388,944
		2,261,208
	Textiles, Apparel & Luxury Goods — 1.0%
6,850	Fossil, Inc. (a)	199,130
7,300	Hanesbrands, Inc. (a)	198,122
4,750	Warnaco Group, Inc. (The) (a)	209,332
		606,584
	Thrifts & Mortgage Finance — 0.8%
18,900	New York Community Bancorp, Inc.	337,176
9,700	Washington Federal, Inc.	175,570
		512,746
	Tobacco — 1.8%
6,630	Lorillard, Inc. (a)	458,530
3,660	Reynolds American, Inc.	170,812
8,280	UST, Inc.	452,171
		1,081,513
	Total Long-Term Investments (Cost $61,482,604)	63,373,969
Short-Term Investment — 0.7%
	Investment Company — 0.7%
471,499	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $471,499)	471,499

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 3.4%
	Corporate Notes — 1.1%
500,000	CDC Financial Products, Inc., VAR, 2.65%, 07/07/08 (i)	500,000
200,000	Citigroup Global Markets, Inc., VAR, 2.80%, 07/07/08 (i)	200,000
		700,000
	Repurchase Agreements — 2.3%
200,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $200,014, collateralized by U.S. Government Agency Mortgages	200,000
78,403	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $78,409, collateralized by U.S. Government Agency Mortgages	78,403
300,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $300,021, collateralized by U.S. Government Agency Mortgages	300,000
200,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $200,016, collateralized by U.S. Government Agency Mortgages	200,000
300,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $300,018, collateralized by U.S. Government Agency Mortgages	300,000

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — Continued
400,000	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $400,029, collateralized by U.S. Government Agency Mortgages	400,000
		1,478,403
	Total Investments of Cash Collateral for Securities on Loan (Cost $2,178,403)	2,178,403
	Total Investments — 103.5% (Cost $64,132,506)	66,023,871
	Liabilities in Excess of Other Assets — (3.5)%	(2,241,979)
	NET ASSETS — 100.0%	$63,781,892

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

VAR—	Variable rate security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$65,552,372
Investments in affiliates, at value	471,499
Total investment securities, at value	66,023,871
Cash	3,513
Receivables:
Portfolio shares sold	18,064
Interest and dividends	80,745
Total Assets	66,126,193

LIABILITIES:
Payables:
Collateral for securities lending program	2,178,403
Portfolio shares redeemed	68,657
Accrued liabilities:
Investment advisory fees	31,616
Administration fees	5,540
Distribution fees	3
Custodian and accounting fees	10,655
Trustees’ and Chief Compliance Officer’s fees	492
Other	48,935
Total Liabilities	2,344,301
Net Assets	$63,781,892

NET ASSETS:
Paid in capital	$61,733,552
Accumulated undistributed (distributions in excess of) net investment income	272,903
Accumulated net realized gains (losses)	(115,928)
Net unrealized appreciation (depreciation)	1,891,365
Total Net Assets	$63,781,892

Net Assets:
Class 1	$63,766,180
Class 2	15,712
Total	$63,781,892

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	4,213,966
Class 2	1,039

Net asset value, offering and redemption price per share:
Class 1	$15.13
Class 2	15.12

Cost of investments in non-affiliates	$63,661,007
Cost of investments in affiliates	471,499
Value of securities on loan	2,082,100

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income	$535,728
Dividend income from affiliates (a)	11,614
Income from securities lending (net)	27,110
Total investment income	574,452

EXPENSES:
Investment advisory fees	216,559
Administration fees	33,816
Distribution fees — Class 2	20
Custodian and accounting fees	23,426
Interest expense	410
Professional fees	21,492
Trustees’ and Chief Compliance Officer’s fees	368
Printing and mailing costs	14,370
Transfer agent fees	4,940
Other	5,792
Total expenses	321,193
Less amounts waived	(20,911)
Less earnings credits	(2)
Net expenses	300,280
Net investment income (loss)	274,172

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(45,803)
Change in net unrealized appreciation (depreciation) of investments	(5,258,745)
Net realized/unrealized gains (losses)	(5,304,548)
Change in net assets resulting from operations	$(5,030,376)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$274,172	$340,049
Net realized gain (loss)	(45,803)	5,358,499
Change in net unrealized appreciation (depreciation)	(5,258,745)	(3,076,957)
Change in net assets resulting from operations	(5,030,376)	2,621,591

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(340,163)	(516,327)
From net realized gains	(5,416,993)	(6,544,494)
Class 2
From net investment income	(37)	(91)
From net realized gains	(1,282)	(1,337)
Total distributions to shareholders	(5,758,475)	(7,062,249)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(343,001)	1,603,928

NET ASSETS:
Change in net assets	(11,131,852)	(2,836,730)
Beginning of period	74,913,744	77,750,474
End of period	$63,781,892	$74,913,744
Accumulated undistributed (distributions in excess of) net investment income	$272,903	$338,931

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,812,098	$12,930,512
Dividends and distributions reinvested	5,757,156	7,060,821
Cost of shares redeemed	(8,913,574)	(18,388,833)
Change in net assets from Class 1 capital transactions	$(344,320)	$1,602,500
Class 2
Dividends and distributions reinvested	$1,319	$1,428
Change in net assets from Class 2 capital transactions	$1,319	$1,428
Total change in net assets from capital transactions	$(343,001)	$1,603,928

SHARE TRANSACTIONS:
Class 1
Issued	175,086	684,366
Reinvested	396,772	387,318
Redeemed	(560,043)	(981,499)
Change in Class 1 Shares	11,815	90,185
Class 2
Reinvested	91	78
Change in Class 2 Shares	91	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net Investment income	Net realized gains	Total distributions
Class 1
Six Months Ended June 30, 2008 (Unaudited)	$17.82	$0.07	$(1.32)	$(1.25)	$(0.09)	$(1.35)	$(1.44)
Year Ended December 31, 2007	18.90	0.08	0.50	0.58	(0.12)	(1.54)	(1.66)
Year Ended December 31, 2006	20.02	0.13	2.50	2.63	(0.08)	(3.67)	(3.75)
Year Ended December 31, 2005	17.70	0.08	2.85	2.93	(0.02)	(0.59)	(0.61)
Year Ended December 31, 2004	15.50	0.02	2.21	2.23	(0.03)	—	(0.03)
Year Ended December 31, 2003	11.91	0.03	3.59	3.62	(0.03)	—	(0.03)

Class 2
Six Months Ended June 30, 2008 (Unaudited)	17.78	0.05	(1.32)	(1.27)	(0.04)	(1.35)	(1.39)
Year Ended December 31, 2007	18.89	0.03	0.50	0.53	(0.10)	(1.54)	(1.64)
August 16, 2006 (e) through December 31, 2006	17.33	0.05	1.51	1.56	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 15.13	(6.68)%	$63,766	0.90%	0.82%	0.96%	68%
17.82	2.87	74,897	0.90	0.41	0.95	105
18.90	14.12	77,734	0.92	0.75	1.02	136
20.02	17.10	62,959	0.95	0.43	0.98	151
17.70	14.42	60,397	0.93	0.14	0.94	98
15.50	30.44	59,207	0.94	0.24	0.98	79

15.12	(6.81)	16	1.15	0.57	1.22	68
17.78	2.60	17	1.15	0.16	1.20	105
18.89	9.00	16	1.14	0.80	1.25	136

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Intrepid Mid Cap Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$65,323,871	$—
Level 2	700,000	—
Level 3	—	—
Total	$66,023,871	$—

*	Other financial instruments include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2008:

Value	Percentage
$700,000	1.1%

C. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

D. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period, January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

As of June 30, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$2,082,100	$2,178,403	$883

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

H. Dividends and Distributions to Shareholders — Dividends from net investment are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $628.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The expense limitation percentages in the table above are in place until at least April, 30, 2009.

For the six months ended June 30, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $20,911. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$45,269,070	$50,864,169

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government Securities.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$64,132,506	$7,286,135	$5,394,770	$1,891,365

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at June 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$ 933.20	$4.33	0.90%
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class 2
Actual	1,000.00	931.90	5.52	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMITIMCP-608

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Small Cap Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	9
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	18

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Small Cap Equity Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the six-month period ended June 30, 2008, along with a report from the portfolio managers.

“Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the six months, as negative news impacted the financial markets and the U.S. economy. Problems in other segments of the economy — including fallout from the slowing economy and weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the equity markets.

As these problems gained momentum, volatility increased, and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system by launching new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an effort to avert recession, cutting its federal funds target rate by 225 basis points (bps) in easing moves in January, March and April. At its last monetary policy meeting of the period, the Fed held rates steady at 2.00%, putting a halt to the easing campaign that began in September 2007 and demonstrating its renewed focus on the inflation threat, which had taken a back seat to the central bank’s effort to stimulate growth.

Returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –11.91%, while large-, mid- and small-cap stocks returned –11.20%, –7.57% and –9.37%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Small Cap Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 15, 2006
Fiscal Year End	December 31
Net Assets as of 6/30/2008	$2,781,610
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Small Cap Equity Portfolio, which seeks capital growth over the long term,* returned –8.14%** (Class 2 Shares) for the six months ended June 30, 2008, compared to the –9.37% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period due primarily to stock selection in the industrial cyclical and systems hardware sectors. However, on an absolute basis, Portfolio performance was lackluster, which was in sync with the market. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, discount retailer Big Lots Inc. contributed to performance. The company benefited from its ability to acquire closeout and liquidation merchandise, selling it to consumers. Cleveland-Cliffs Inc., an iron ore miner, also aided results. The company’s shares rose on increased prices for basic materials.

On the negative side, stock selection in the energy and consumer cyclical sectors hurt returns. At the individual stock level, Smurfit-Stone Container Corp., which makes cardboard packaging containers, detracted from performance. The company faced pressures from increased input costs throughout the first half of the year. Great Southern Bancorp Inc. also hindered results. The company announced an earnings loss, citing credit market difficulties.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The portfolio managers employed a disciplined quantitative ranking methodology to identify companies in each sector that exhibited quality earnings, the ability to effectively deploy capital and attractive stock valuations. The managers continued to rely on ongoing, in-depth fundamental research to ensure that the companies meet their original investment thesis. In addition, sophisticated trading techniques ensured that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Nordson Corp.	1.6%
2.	Nicor, Inc.	1.6
3.	Stone Energy Corp.	1.5
4.	ION Geophysical Corp.	1.4
5.	Pacer International, Inc.	1.4
6.	BancFirst Corp.	1.3
7.	Invacare Corp.	1.3
8.	Aspen Technology, Inc.	1.3
9.	Big Lots, Inc.	1.3
10.	Landauer, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	17.9%
Financials	17.7
Industrials	15.7
Health Care	13.3
Consumer Discretionary	12.1
Energy	8.3
Materials	4.6
Utilities	3.2
Consumer Staples	2.6
Telecommunication Services	1.3
Short-Term Investment	3.3

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of June 30, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	SINCE INCEPTION
SMALL CAP EQUITY PORTFOLIO	9/15/06	(8.14)%	(20.78)%	(4.32)%

LIFE OF PORTFOLIO PERFORMANCE (9/15/06 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on September 15, 2006.

The graph illustrates comparative performance for $10,000 invested in the Class 2 Shares of the JPMorgan Insurance Trust Small Cap Equity Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small Cap Core Funds Index from September 15, 2006 to June 30, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception of the Portfolio through June 29, 2008, the Portfolio did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Portfolio’s performance may have been impacted.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.3%
	Common Stocks — 95.3%
	Aerospace & Defense — 1.2%
1,400	Orbital Sciences Corp. (a)	32,984
	Air Freight & Logistics — 1.4%
1,800	Pacer International, Inc.	38,718
	Airlines — 0.4%
1,150	Continental Airlines, Inc., Class B (a)	11,627
50	UAL Corp.	261
		11,888
	Auto Components — 1.0%
800	ArvinMeritor, Inc.	9,984
475	ATC Technology Corp. (a)	11,058
425	Drew Industries, Inc. (a)	6,779
		27,821
	Biotechnology — 3.1%
175	Alexion Pharmaceuticals, Inc. (a)	12,687
375	Alkermes, Inc. (a)	4,635
375	Arena Pharmaceuticals, Inc. (a)	1,946
300	BioMarin Pharmaceutical, Inc. (a)	8,694
50	Cephalon, Inc. (a)	3,335
150	Combinatorx, Inc. (a)	533
675	Human Genome Sciences, Inc. (a)	3,517
400	Keryx Biopharmaceuticals, Inc. (a)	196
25	Martek Biosciences Corp. (a)	843
100	Myriad Genetics, Inc. (a)	4,552
125	Onyx Pharmaceuticals, Inc. (a)	4,450
175	Progenics Pharmaceuticals, Inc. (a)	2,777
1,525	Protalix BioTherapeutics, Inc., (Israel) (a)	4,133
375	Regeneron Pharmaceuticals, Inc. (a)	5,415
100	Rigel Pharmaceuticals, Inc. (a)	2,266
600	Seattle Genetics, Inc. (a)	5,076
525	Third Wave Technologies, Inc. (a)	5,859
150	United Therapeutics Corp. (a)	14,662
		85,576
	Building Products — 1.4%
175	Gibraltar Industries, Inc.	2,795
600	INSTEEL Industries, Inc.	10,986
550	NCI Building Systems, Inc. (a)	20,201
400	Quanex Building Products Corp.	5,944
		39,926
	Capital Markets — 1.8%
225	Affiliated Managers Group, Inc. (a)	20,264
750	Federated Investors, Inc., Class B	25,814
25	Janus Capital Group, Inc.	662
325	LaBranche & Co., Inc. (a)	2,301
		49,041
	Chemicals — 1.9%
900	Innospec, Inc., (United Kingdom)	16,938
400	Spartech Corp.	3,772
650	Terra Industries, Inc.	32,077
		52,787
	Commercial Banks — 4.7%
100	1st Source Corp.	1,610
850	BancFirst Corp.	36,379
300	City Holding Co.	12,231
78	Commerce Bancshares, Inc.	3,093
100	First Merchants Corp.	1,815
50	Lakeland Financial Corp.	954
125	Sierra Bancorp	2,063
1,200	Simmons First National Corp., Class A	33,564
143	StellarOne Corp.	2,088
775	Suffolk Bancorp	22,770
1,200	TCF Financial Corp.	14,436
675	W Holding Co., Inc.	574
		131,577
	Commercial Services & Supplies — 3.7%
850	Administaff, Inc.	23,706
200	COMSYS IT Partners, Inc. (a)	1,824
600	Deluxe Corp.	10,692
2,750	Diamond Management & Technology Consultants, Inc.	14,328
2,400	IKON Office Solutions, Inc.	27,071
100	Standard Parking Corp. (a)	1,820
2,175	Standard Register Co. (The)	20,510
100	Steelcase, Inc., Class A	1,003
		100,954
	Communications Equipment — 3.8%
375	Adtran, Inc.	8,940
700	Avocent Corp. (a)	13,020
700	Black Box Corp.	19,033
250	CommScope, Inc. (a)	13,193
2,525	Emulex Corp. (a)	29,415
900	InterDigital, Inc. (a)	21,888
150	Tellabs, Inc. (a)	698
		106,187

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computers & Peripherals — 0.9%
900	Imation Corp.	20,628
75	QLogic Corp. (a)	1,094
250	Rackable Systems, Inc. (a)	3,350
		25,072
	Construction & Engineering — 1.5%
275	Dycom Industries, Inc. (a)	3,993
1,125	EMCOR Group, Inc. (a)	32,096
75	Integrated Electrical Services, Inc. (a)	1,290
125	KBR, Inc.	4,364
		41,743
	Construction Materials — 0.0% (g)
50	Headwaters, Inc. (a)	589
	Consumer Finance — 1.2%
275	Advance America Cash Advance Centers, Inc.	1,397
725	AmeriCredit Corp. (a)	6,250
150	Credit Acceptance Corp. (a)	3,834
750	Dollar Financial Corp. (a)	11,332
275	World Acceptance Corp. (a)	9,259
		32,072
	Containers & Packaging — 1.2%
6,150	Graphic Packaging Holding Co. (a)	12,423
275	Myers Industries, Inc.	2,241
375	Rock-Tenn Co., Class A	11,246
1,950	Smurfit-Stone Container Corp. (a)	7,937
		33,847
	Diversified Consumer Services — 0.3%
250	Coinstar, Inc. (a)	8,178
	Diversified Telecommunication Services — 0.9%
875	Citizens Communications Co.	9,923
1,025	Consolidated Communications Holdings, Inc.	15,262
		25,185
	Electric Utilities — 0.7%
400	El Paso Electric Co. (a)	7,920
300	Portland General Electric Co.	6,756
175	UniSource Energy Corp.	5,427
		20,103
	Electrical Equipment — 0.1%
450	LSI Industries, Inc.	3,654
	Electronic Equipment & Instruments — 2.4%
250	Benchmark Electronics, Inc. (a)	4,085
1,175	Coherent, Inc. (a)	35,121
1,325	Methode Electronics, Inc.	13,846
75	Mettler-Toledo International, Inc. (a)	7,115
5,125	Sanmina-SCI Corp. (a)	6,560
25	Tech Data Corp. (a)	847
		67,574
	Energy Equipment & Services — 2.7%
1,200	Global Industries Ltd. (a)	21,516
1,000	Grey Wolf, Inc. (a)	9,030
2,275	ION Geophysical Corp. (a)	39,699
125	Patterson-UTI Energy, Inc.	4,505
		74,750
	Food & Staples Retailing — 1.0%
825	Nash Finch Co.	28,273
	Gas Utilities — 1.5%
1,000	Nicor, Inc.	42,589
	Health Care Equipment & Supplies — 2.3%
300	Datascope Corp.	14,100
1,775	Invacare Corp.	36,281
225	Power Medical Interventions, Inc. (a)	1,249
375	Quidel Corp. (a)	6,195
400	Thoratec Corp. (a)	6,956
		64,781
	Health Care Providers & Services — 4.2%
675	Apria Healthcare Group, Inc. (a)	13,088
625	Landauer, Inc.	35,149
750	Magellan Health Services, Inc. (a)	27,773
625	Medcath Corp. (a)	11,238
1,150	Omnicare, Inc.	30,153
		117,401
	Health Care Technology — 0.2%
325	MedAssets, Inc. (a)	5,541
	Hotels, Restaurants & Leisure — 1.3%
1,400	AFC Enterprises, Inc. (a)	11,186
4,525	Denny’s Corp. (a)	12,851
525	Domino’s Pizza, Inc. (a)	6,038
550	Monarch Casino & Resort, Inc. (a)	6,490
		36,565
	Household Durables — 2.2%
1,550	American Greetings Corp., Class A	19,126
325	Blyth, Inc.	3,910
100	CSS Industries, Inc.	2,422
450	Furniture Brands International, Inc.	6,012
225	Helen of Troy Ltd., (Bermuda) (a)	3,627
1,000	Leggett & Platt, Inc.	16,769

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — Continued
275	Standard Pacific Corp.	930
225	Tupperware Brands Corp.	7,700
		60,496
	Industrial Conglomerates — 1.2%
600	Teleflex, Inc.	33,354
	Insurance — 3.3%
251	Argo Group International Holdings Ltd., (Bermuda) (a)	8,424
525	Aspen Insurance Holdings Ltd., (Bermuda)	12,427
75	Axis Capital Holdings Ltd., (Bermuda)	2,236
850	Conseco, Inc. (a)	8,432
450	Harleysville Group, Inc.	15,223
75	LandAmerica Financial Group, Inc.	1,664
350	Navigators Group, Inc. (a)	18,917
425	Platinum Underwriters Holdings Ltd., (Bermuda)	13,859
150	ProAssurance Corp. (a)	7,217
50	RenaissanceRe Holdings Ltd., (Bermuda)	2,234
		90,633
	Internet Software & Services — 0.9%
250	AsiaInfo Holdings, Inc., (China) (a)	2,955
242	CMGI, Inc. (a)	2,565
1,325	ValueClick, Inc. (a)	20,074
		25,594
	IT Services — 0.7%
150	Acxiom Corp.	1,724
250	CSG Systems International, Inc. (a)	2,755
78	Cybersource Corp. (a)	1,305
350	Hackett Group, Inc. (The) (a)	2,009
25	Hewitt Associates, Inc., Class A (a)	958
2,400	Unisys Corp. (a)	9,480
		18,231
	Leisure Equipment & Products — 1.5%
900	Hasbro, Inc.	32,148
400	JAKKS Pacific, Inc. (a)	8,740
		40,888
	Life Sciences Tools & Services — 1.9%
75	AMAG Pharmaceuticals, Inc. (a)	2,558
325	Enzo Biochem, Inc. (a)	3,647
75	Illumina, Inc. (a)	6,533
450	Medivation, Inc. (a)	5,324
1,200	PerkinElmer, Inc.	33,419
		51,481
	Machinery — 2.9%
150	AGCO Corp. (a)	7,862
600	Nordson Corp.	43,734
650	Tecumseh Products Co., Class A (a)	21,307
425	Wabash National Corp.	3,213
100	Wabtec Corp.	4,862
		80,978
	Media — 1.0%
1,475	Charter Communications, Inc., Class A (a)	1,549
700	Cumulus Media, Inc., Class A (a)	2,758
375	Entercom Communications Corp., Class A	2,633
2,775	Sinclair Broadcast Group, Inc., Class A	21,089
		28,029
	Metals & Mining — 1.2%
75	Steel Dynamics, Inc.	2,930
1,425	Worthington Industries, Inc.	29,213
		32,143
	Multiline Retail — 1.6%
1,150	Big Lots, Inc. (a)	35,926
675	Saks, Inc. (a)	7,412
		43,338
	Multi-Utilities — 0.9%
925	NorthWestern Corp.	23,514
75	PNM Resources, Inc.	897
		24,411
	Oil, Gas & Consumable Fuels — 5.5%
200	Brigham Exploration Co. (a)	3,166
325	Energy Partners, Ltd. (a)	4,849
375	Frontier Oil Corp.	8,966
175	Frontline Ltd., (Bermuda)	12,212
275	Mariner Energy, Inc. (a)	10,167
3,550	Meridian Resource Corp. (a)	10,473
400	Plains Exploration & Production Co. (a)	29,187
175	Rosetta Resources, Inc. (a)	4,988
625	Stone Energy Corp. (a)	41,193
225	Swift Energy Co. (a)	14,864
675	VAALCO Energy, Inc. (a)	5,717
75	W&T Offshore, Inc.	4,388
100	Westmoreland Coal Co. (a)	2,111
		152,281
	Paper & Forest Products — 0.3%
950	Buckeye Technologies, Inc. (a)	8,037
	Personal Products — 0.2%
200	NBTY, Inc. (a)	6,412

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 1.4%
200	Barrier Therapeutics, Inc. (a)	804
425	Cardiome Pharma Corp., (Canada) (a)	3,740
275	Cypress Bioscience, Inc. (a)	1,977
525	MDRNA, Inc. (a)	641
175	Perrigo Co.	5,560
325	ULURU, Inc. (a)	276
1,250	ViroPharma, Inc. (a)	13,824
275	Watson Pharmaceuticals, Inc. (a)	7,472
150	XenoPort, Inc. (a)	5,855
		40,149
	Real Estate Investment Trusts (REITs) — 5.3%
1,325	Anthracite Capital, Inc.	9,328
500	Anworth Mortgage Asset Corp.	3,255
950	DCT Industrial Trust, Inc.	7,866
150	Home Properties, Inc.	7,209
1,300	Lexington Realty Trust	17,719
825	LTC Properties, Inc.	21,087
2,050	MFA Mortgage Investments, Inc.	13,366
50	Mid-America Apartment Communities, Inc.	2,552
175	Pennsylvania Real Estate Investment Trust	4,050
200	PS Business Parks, Inc.	10,320
1,000	Ramco-Gershenson Properties Trust	20,540
475	Strategic Hotels & Resorts, Inc.	4,451
1,350	Sunstone Hotel Investors, Inc.	22,409
100	Taubman Centers, Inc.	4,865
		149,017
	Road & Rail — 0.6%
250	Con-way, Inc.	11,815
325	YRC Worldwide, Inc. (a)	4,833
		16,648
	Semiconductors & Semiconductor Equipment — 4.1%
400	Amkor Technology, Inc. (a)	4,164
425	Asyst Technologies, Inc. (a)	1,517
300	Atmel Corp. (a)	1,044
300	Brooks Automation, Inc. (a)	2,481
2,250	Cirrus Logic, Inc. (a)	12,510
800	Cymer, Inc. (a)	21,504
450	Integrated Device Technology, Inc. (a)	4,473
4,500	LSI Corp. (a)	27,629
2,100	Micrel, Inc.	19,215
350	OmniVision Technologies, Inc. (a)	4,232
250	Semtech Corp. (a)	3,518
1,800	Silicon Storage Technology, Inc. (a)	4,986
300	Ultratech, Inc. (a)	4,656
225	Zoran Corp. (a)	2,633
		114,562
	Software — 4.8%
2,725	Aspen Technology, Inc. (a)	36,242
1,037	EPIQ Systems, Inc. (a)	14,725
50	Fair Isaac Corp.	1,039
125	JDA Software Group, Inc. (a)	2,263
100	Magma Design Automation, Inc. (a)	607
200	MicroStrategy, Inc., Class A (a)	12,950
175	Net 1 UEPS Technologies, Inc., (South Africa) (a)	4,253
225	Pegasystems, Inc.	3,029
425	Secure Computing Corp. (a)	1,760
75	SPSS, Inc. (a)	2,728
800	Sybase, Inc. (a)	23,535
1,175	Synopsys, Inc. (a)	28,093
225	Wind River Systems, Inc. (a)	2,450
		133,674
	Specialty Retail — 3.0%
225	Advance Auto Parts, Inc.	8,737
725	Barnes & Noble, Inc.	18,008
925	Cache, Inc. (a)	9,898
575	Collective Brands, Inc. (a)	6,687
1,775	Finish Line, Inc., Class A (a)	15,443
1,950	Midas, Inc. (a)	26,324
		85,097
	Thrifts & Mortgage Finance — 1.2%
1,350	Federal Agricultural Mortgage Corp., Class C	33,453
150	Ocwen Financial Corp. (a)	698
		34,151
	Tobacco — 1.4%
5,650	Alliance One International, Inc. (a)	28,871
175	Universal Corp.	7,914
		36,785
	Trading Companies & Distributors — 1.0%
725	WESCO International, Inc. (a)	29,029

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 0.4%
1,325	Centennial Communications Corp. (a)	9,261
150	USA Mobility, Inc. (a)	1,133
		10,394
	Total Long-Term Investments (Cost $3,223,584)	2,651,188
Short-Term Investment — 3.2%
	Investment Company — 3.2%
89,392	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $89,392)	89,392
	Total Investments — 98.5% (Cost $3,312,976)	2,740,580
	Other Assets in Excess of Liabilities — 1.5%	41,030
	NET ASSETS — 100.0%	$2,781,610

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	—	Amount rounds to less than 0.1%
(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008  (Unaudited)

Small Cap Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$2,651,188
Investments in affiliates, at value	89,392
Total investment securities, at value	2,740,580
Cash	42
Receivables:
Investment securities sold	90,574
Portfolio shares sold	6,043
Interest and dividends	4,722
Due from advisor	3,085
Total Assets	2,845,046

LIABILITIES:
Payables:
Investment securities purchased	14,523
Accrued liabilities:
Distribution fees	604
Custodian and accounting fees	10,389
Trustees’ and Chief Compliance Officer’s fees	16
Other	37,904
Total Liabilities	63,436
Net Assets	$2,781,610

NET ASSETS:
Paid in capital	$3,454,864
Accumulated undistributed (distributions in excess of) net investment income	3,921
Accumulated net realized gains (losses)	(104,779)
Net unrealized appreciation (depreciation)	(572,396)
Total Net Assets	$2,781,610

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	236,924
Net asset value, offering and redemption price per share	$11.74

Cost of investments in non-affiliates	$3,223,584
Cost of investments in affiliates	89,392

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   9

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008  (Unaudited)

Small Cap Equity Portfolio
INVESTMENT INCOME:
Dividend income	$20,472
Dividend income from affiliates (a)	1,605
Total investment income	22,077

EXPENSES:
Investment advisory fees	9,215
Administration fees	1,439
Distribution fees	3,544
Custodian and accounting fees	14,866
Professional fees	18,622
Trustees’ and Chief Compliance Officer’s fees	14
Transfer agent fees	1,377
Other	2,022
Total expenses	51,099
Less amounts waived	(10,654)
Less expense reimbursements	(22,299)
Net expenses	18,146
Net investment income (loss)	3,931

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(117,779)
Change in net unrealized appreciation (depreciation) of investments	(132,893)
Net realized/unrealized gains (losses)	(250,672)
Change in net assets resulting from operations	$(246,741)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Cap Equity Portfolio
	Six Months Ended 6/30/2008 (Unaudited)	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,931	$12,602
Net realized gain (loss)	(117,779)	422,587
Change in net unrealized appreciation (depreciation)	(132,893)	(630,054)
Change in net assets resulting from operations	(246,741)	(194,865)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(19,319)
From net realized gains	—	(422,618)
Total distributions to shareholders	—	(441,937)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	9,331	—
Dividends and distributions reinvested	—	441,937
Change in net assets from capital transactions	9,331	441,937

NET ASSETS:
Change in net assets	(237,410)	(194,865)
Beginning of period	3,019,020	3,213,885
End of period	$2,781,610	$3,019,020
Accumulated undistributed (distributions in excess of) net investment income	$3,921	$(10)

SHARE TRANSACTIONS:
Issued	792	—
Reinvested	—	35,261
Change in shares	792	35,261

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 2

				Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Equity Portfolio
Six Months Ended June 30, 2008 (Unaudited)	$12.79	$0.02	$(1.07)	$(1.05)	$—	$—	$ —
Year Ended December 31, 2007	16.00	0.05	(1.08)	(1.03)	(0.08)	(2.10)	(2.18)
September 15, 2006 (e) through December 31, 2006	15.00	0.01	1.06	1.07	(0.03)	(0.04)	(0.07)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.
(e)	Commencement of operations.
(f)	Incurred a gain from an investment transaction error. Without this gain, the total return would have been 6.93%.
(g)	Due to the size of net assets and fixed expenses, rates may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 11.74	(8.21)%	$2,782	1.28%	0.28%	3.61%		27%
12.79	(6.03)	3,019	1.28	0.38	4.04		153
16.00	7.13 (f)	3,214	1.28	0.20	6.52	(g)	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Small Cap Equity Portfolio	Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$2,740,580	$—
Level 2	—	—
Level 3	—	—
Total	$2,740,580	$—

*	Other financial instruments include futures, forwards and swap contracts.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal Income Tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

E. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

F. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2008 was $24.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (Unaudited) (continued)

excess of $25 billion of all such funds. For the six months ended June 30, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.28% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

For the six months ended June 30, 2008, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$9,215	$1,439	$10,654	$22,299

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

4. Investment Transactions

During the six months ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$768,991	$877,390

During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,312,976	$134,422	$706,818	$(572,396)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at June 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Most of the Portfolio’s shares are currently held by the Advisor. In addition, going forward, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2008        JPMORGAN INSURANCE TRUST   17

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class 2
Actual	$1,000.00	$917.90	$6.10	1.28%
Hypothetical	1,000.00	1,018.50	6.42	1.28

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	SAN-JPMITSCEP-608

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 5, 2008

By:	/s/____________________________

Patricia A. Maleski

Principal Financial Officer

September 5, 2008